SCHEDULE 14A INFORMATION

                                 PROXY STATEMENT
                        PURSUANT TO SECTION 14(A) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

                           Filed by the Registrant |X|

                 Filed by a Party other than the Registrant |_|

                           Check the appropriate box:

|_| Preliminary Proxy Statement             |_| Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

|X| Definitive Proxy Statement

|_| Definitive Additional Materials

|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                  FRANKLIN STREET PARTNERS LIMITED PARTNERSHIP

                (Name of Registrant as Specified In Its Charter)

               Payment of Filing Fee (Check the appropriate box):

                              |_| No fee required.

      |X| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

                      Units of Limited Partnership Interest

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            In accordance with Rule 0-11(c), the fee was calculated to be one-fiftieth of one percent of the value of the securities to be transferred to the security holders in the transaction, based upon the book value, as of September 26, 2001, of $8.08 per unit of limited partnership interest of the registrant.

      (4)   Proposed maximum aggregate value of transaction:

            $198,732,000

      (5)   Total fee paid:

            $39,746.40

      |_|   Fee paid previously with preliminary materials:

      |X| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid: $35,079.60

      (2) Form, Schedule or Registration Statement No.: Preliminary Proxy Statement on Schedule 14A

      (3)   Filing Party: Franklin Street Partners Limited Partnership

      (4)   Date Filed: October 4, 2001


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

                  FRANKLIN STREET PARTNERS LIMITED PARTNERSHIP
                               401 EDGEWATER PLACE
                                    SUITE 200
                         WAKEFIELD, MASSACHUSETTS 01880

                                                               December 11, 2001

Dear Limited Partners:

         The general partner (the "General Partner") of Franklin Street Partners Limited Partnership (the "Partnership") is seeking your approval to convert the Partnership to a real estate investment trust (the "Conversion"). The Conversion would be accomplished by merging the Partnership with and into Franklin Street Properties Corp., a newly-formed Maryland corporation and wholly-owned subsidiary of the Partnership (the "REIT"), with the REIT as the surviving entity in the merger. Because the Conversion is changing only the form in which the entity's business is conducted, we are using the term "Franklin Street" to refer to the business conducted before the Conversion by the Partnership and after the Conversion by the REIT. The Conversion would be effected pursuant to the Agreement and Plan of Merger, dated as of October 10, 2001 (the "Merger Agreement"), by and between the REIT and the Partnership. The approval of the holders of a majority in interest of the units of limited partnership (the "Units") in the Partnership is necessary to effect the Conversion.

         The principal benefit of the Conversion is that, as stockholders of the REIT, the Partnership's limited partners (the "Limited Partners") will not be required to file state income tax returns (other than in their state of residence) as a result of their interest in the REIT. In addition, certain Limited Partners who are tax-exempt and that are currently allocated unrelated business taxable income ("UBTI") as a result of their ownership of Units should not be allocated UBTI as stockholders of a REIT.

                   QUESTIONS AND ANSWERS ABOUT THE CONVERSION

The following questions and answers are intended to help clarify the key issues involved in the Conversion.

Q:    Is the business of Franklin Street changing?

A: No. The business and assets of Franklin Street immediately before the Conversion will be the same as the business and assets of Franklin Street immediately after the Conversion. What is changing is the form in which the business is conducted: Franklin Street will be a real estate investment trust rather than a partnership. See "Business" in the Consent Solicitation/Confidential Offering Memorandum.

Q:    Will my proportional interest in Franklin Street change?

A: No. You will receive one share of stock in the REIT for each Unit of partnership interest you hold. Your proportional interest in Franklin Street will remain exactly the same. See

      "The Merger Agreement" in the Consent Solicitation/Confidential Offering Memorandum.

Q:    Will the General Partner's interest in Franklin Street change?

A: No. The General Partner will be treated exactly the same as the Limited Partners and will receive one share of common stock in the REIT for each unit of general partnership interest it holds. The General Partner will not receive any preferred stock or promoted interest of any kind. The proportional interest of the General Partner in Franklin Street will not change. See "The Merger Agreement" in the Consent Solicitation/Confidential Offering Memorandum.

Q: Will the General Partner, management or their affiliates receive any fees, commissions or other compensation in connection with the Conversion?

A:    No.

Q:    Will the investment objectives and policies of Franklin Street change?

A: No, except that the REIT will have the additional policy of qualifying as a real estate investment trust for federal income tax purposes. See "Policies With Respect to Certain Activities" in the Consent Solicitation/Confidential Offering Memorandum.

Q:    Will I lose any substantial rights as a result of the Conversion?

A:    No. In fact, your rights will be enhanced in two important ways:

      o As a Limited Partner, you have no right to elect or remove the General Partner. As a stockholder, you will have the right to vote for the election of directors and to vote to remove directors.

      o As a Limited Partner, you may not transfer any interest in Franklin Street without the consent of the General Partner. Giving such consent is within the sole discretion of the General Partner. As a stockholder, you will be free to transfer your shares without the consent of the directors, except that transfers that would threaten Franklin Street's status as a real estate investment trust will be prohibited by the REIT's charter. Of course, there is no market for Franklin Street's partnership interests, and there will be no market for its stock immediately following the Conversion, the shares of stock you receive will not be registered under the Securities Act and any transfer must comply with applicable securities laws.

      The Partnership is a Massachusetts limited partnership and the REIT is a Maryland corporation. Because the Partnership and the REIT are different kinds of entities and are governed by the laws of different jurisdictions, there are differences in the rights of the Limited Partners and the holders of common stock in the REIT. The Partnership and the REIT have carefully reviewed these differences. Because the rights that the Limited


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

      Partners currently have are limited, the Partnership and the REIT have concluded that the Conversion will not result in the loss of any substantial rights for the Limited Partners.

      See "Comparison of Rights of Limited Partners and Stockholders; Certain Provisions of Maryland Law" in the Consent Solicitation/Confidential Offering Memorandum.

Q:    What are the reasons for the Conversion?

A: As stockholders of the REIT, the investors in Franklin Street will not be required to file state income tax returns (other than in their state of residence) as a result of their investment in Franklin Street. In addition, investors that are tax-exempt and that are currently allocated unrelated business taxable income ("UBTI") should not be allocated UBTI as stockholders of a real estate investment trust. See "Background of, and Reasons for, the Conversion" in the Consent Solicitation/Confidential Offering Memorandum.

Q:    What are the disadvantages of the Conversion?

A: There are several actual or potential disadvantages and adverse consequences of the Conversion:

      o The REIT might not qualify as a real estate investment trust and, consequently, would be taxed as a corporation. See "Risk Factors - Tax Risks" in the Consent Solicitation/Confidential Offering Memorandum.

      o The Partnership does not recognize any taxable income, but FSP Investments LLC, Franklin Street's wholly-owned subsidiary, following the Conversion will be treated as a taxable real estate investment trust subsidiary and will likely recognize taxable income. See "Pro Forma Consolidated Financial Data" and "Risk Factors - Tax Risks" in the Consent Solicitation/Confidential Offering Memorandum.

      o The Conversion will result in the commencement of a new holding period for purposes of Rule 144 under the Securities Act for the interests in Franklin Street held by the Limited Partners. Accordingly, a Limited Partner will need to hold the shares of stock in the REIT issued in the Conversion for at least one year following the effective date of the Merger in order to benefit from Rule 144. Because immediately after the Conversion there will be no public market for the interests in Franklin Street, even when Rule 144 becomes available, the Limited Partners may not be able to sell their shares of stock in the REIT. See "Risk Factors - No Public Trading Market for Common Stock" in the Consent Solicitation/Confidential Offering Memorandum.

      o The REIT's governing documents contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for the REIT and may thereby inhibit a change of control of the REIT under circumstances that could give the holders of shares in the REIT the opportunity to realize a premium over the then-prevailing market prices. See "Risk Factors - Charter and Bylaws Provisions


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

            May Limit a Change in Control" in the Consent
            Solicitation/Confidential Offering Memorandum.

Q:    If this is a conversion, why is a merger involved?

A: A merger is the mechanism that state law provides to convert a partnership into a corporation. Accordingly, the Partnership is merging into its wholly-owned subsidiary corporation, with the corporation as the successor to the business of the Partnership. See "The Merger Agreement" in the Consent Solicitation/Confidential Offering Memorandum.

Q: If this is just a conversion, why is this document a confidential offering memorandum?

A: Because state law requires that the Conversion be in the form of a merger, the federal securities laws view the transaction as the issuance of stock to the Limited Partners by the Partnership's wholly-owned subsidiary. Accordingly, although the substance of the transaction is the change of form of Franklin Street from a partnership into a real estate investment trust, we are conducting the transaction as a private placement of the REIT's stock.

Q:    To whom is the offering being made?

A: The offering is made only to the Limited Partners, each of whom has a pre-existing relationship with the Partnership and its broker/dealer subsidiary, FSP Investments LLC. The Conversion will be consummated only if the REIT reasonably believes that no more than 35 Limited Partners are not accredited investors and each such non-accredited investor is qualified. The REIT currently has such a belief. See "Limited Partners Eligible to Receive Common Stock" in the Consent Solicitation/Confidential Offering Memorandum.

Q:    What is Franklin Street Properties Corp.?

A: Franklin Street Properties Corp. is the newly-formed, wholly-owned subsidiary of the Partnership. Franklin Street Properties Corp. will be the successor to the Partnership in the Conversion and will operate as a real estate investment trust. Franklin Street Properties Corp. currently has no assets and no operating history. If the Conversion occurs, Franklin Street Properties Corp. will have all the assets that were owned by the Partnership immediately before the Conversion. See "Business" in the Consent Solicitation/Confidential Offering Memorandum.

Q: Will Franklin Street continue to file reports under the Securities Exchange Act?

A: Yes. See "Available Information" in the Consent Solicitation/Confidential Offering Memorandum.

Q:    What are the tax consequences of the Conversion?


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

A: The exchange of partnership interests for common stock in the Conversion should be treated as a tax-free transaction for federal income tax purposes. See "Federal Income Tax Considerations" in the Consent Solicitation/Confidential Offering Memorandum.

Q:    Is a meeting of Limited Partners being held?

A: No. We are soliciting written consents to approve the Conversion. See "Consent Solicitation" in the Consent Solicitation/Confidential Offering Memorandum.

Q:    What do I need to do now?

A: After carefully reviewing this Consent Solicitation/Confidential Offering Memorandum, please complete, date and sign your consent and then mail it and a completed, signed offeree questionnaire in the enclosed postage-paid envelope as soon as possible. See "Consent Solicitation" in the Consent Solicitation/Confidential Offering Memorandum.

Q:    When will the Conversion be effective?

A: Holders of a majority of the units of limited partnership interest must approve the Conversion. The General Partner anticipates that if such approval is received prior to December 28, 2001, the Conversion will be effective January 1, 2002.

         After careful consideration, the General Partner of the Partnership strongly recommends that Limited Partners vote for approval of the Conversion.

         If the Conversion is consummated, each Limited Partner will receive a number of shares of common stock in the REIT equal to the number of Units he or she owned before the Conversion.

         Limited Partners should carefully review the accompanying Consent Solicitation/Confidential Offering Memorandum, which more fully describes the terms of the Conversion and related transactions, and the documents delivered therewith. The full text of the Merger Agreement is attached as Appendix A to the Consent Solicitation/Confidential Offering Memorandum.

                            Very truly yours,

                            George J. Carter
                            Managing Member and President of FSP General Partner LLC, the General Partner of Franklin Street Partners Limited Partnership


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

                  FRANKLIN STREET PARTNERS LIMITED PARTNERSHIP

                              CONSENT SOLICITATION

                        FRANKLIN STREET PROPERTIES CORP.

                        CONFIDENTIAL OFFERING MEMORANDUM

                RELATING TO 24,586,249 SHARES OF ITS COMMON STOCK

      This Consent Solicitation is furnished in connection with the solicitation by the general partner (the "General Partner") of Franklin Street Partners Limited Partnership, a Massachusetts limited partnership (the "Partnership"), of written consents from the Partnership's limited partners (the "Limited Partners") in the form set forth as Appendix E hereto (the "Consents"). The General Partner is soliciting Consents in connection with the conversion of the Partnership into a corporation that will elect to be treated for federal income tax purposes as a real estate investment trust (the "Conversion"). The Conversion will be effected through the merger (the "Merger") of the Partnership with and into Franklin Street Properties Corp., a Maryland corporation and wholly-owned subsidiary of the Partnership (the "REIT"). In soliciting the Consents, the General Partner is seeking the consent and approval of the Limited Partners to the Merger Agreement and the transactions contemplated thereby, including the Conversion. Because the Conversion is changing only the form in which the entity's business is conducted, we use the term "Franklin Street" to refer to the business conducted before the Conversion by the Partnership and after the Conversion by the REIT.

      If the Merger is approved and the other conditions to closing are met, each unit of partnership interest (both general and limited) in the Partnership will be converted into one share of common stock, $.0001 par value per share (the "Common Stock"), of the REIT. This document constitutes the Confidential Offering Memorandum of the REIT with respect to the offering of Common Stock to the Limited Partners pursuant to an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Rule 506 of Regulation D promulgated thereunder.

      The Conversion has been structured in a manner intended to be tax-free to the Limited Partners.

      The Partnership has decided to pursue the Conversion based upon its belief that, as stockholders of a REIT, the investors in Franklin Street will not be required to file state income tax returns (other than in their state of residence) as a result of their investment in Franklin Street. In addition, investors that are tax-exempt and that are currently allocated unrelated business taxable income ("UBTI") should not be allocated UBTI as stockholders of a REIT.

      As a result of the Conversion, at the effective time of the Merger (the "Effective Time"), (i) the Partnership will cease to exist and (ii) each of the 23,637,750 outstanding units of limited partnership interest ("Units") and the 948,499 outstanding units of general partnership interest will be converted into one share of Common Stock.

      The Conversion requires the approval of at least a majority of the outstanding Units. Failure to forward a Consent will have the same effect as a vote against the Conversion. Because the pro rata ownership of each Limited Partner will be the same before and after the Conversion and because the General Partner or its affiliates will not receive any fees, commissions or other compensation or any preferred stock or promoted interest in connection with the Conversion, the General Partner has determined that the Conversion is fair, from a financial point of view, to the Limited Partners and recommends that Limited Partners vote in favor of the Conversion.

      This Consent Solicitation/Confidential Offering Memorandum is first being mailed on or about December 17, 2001 to the Limited Partners of record at the close of business on the date of this Consent Solicitation/Confidential Offering Memorandum.

      Limited Partners should consider each of the factors described under "Risk Factors," starting on page 12 when deciding how to vote on the Conversion. Such factors include the following:

      o     A majority vote will bind all Limited Partners;

      o     There are no dissenters' rights;

      o If the REIT fails to qualify as a real estate investment trust, the REIT may be taxed as a corporation and distributions to its stockholders would not be deductible by the REIT;

      o Stockholders in the REIT will be subject to ownership limitations and restrictions on transfer; and

      o     There is no public trading market for the Common Stock.

      The securities to be issued in the conversion have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this Consent Solicitation/Confidential Offering Memorandum. Any representation to the contrary is a criminal offense.

      Consummation of the Conversion is subject to certain conditions and will not occur unless, among other things, the REIT reasonably believes that there are no more than 35 Limited Partners who are not "accredited" and that all such non-accredited persons are "qualified" for purposes of Regulation D promulgated under the Securities Act.

      A copy of the Merger Agreement is set forth as Appendix A to this Consent Solicitation/Confidential Offering Memorandum. If consummated, the Conversion is expected to be effective January 1, 2002.


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

      The Common Stock may not be transferred or resold except as permitted under the Securities Act and applicable state securities laws, pursuant to registration or exemption therefrom. Limited Partners should be aware that they will be required to bear the financial risks of holding the Common Stock for an indefinite period of time.

      The date of this Consent Solicitation/Confidential Offering Memorandum is December 11, 2001.


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

                                TABLE OF CONTENTS

                                                                            PAGE

DOCUMENTS DELIVERED HEREWITH...................................................5

AVAILABLE INFORMATION..........................................................5

LIMITED PARTNERS ELIGIBLE TO RECEIVE COMMON STOCK..............................6

FORWARD-LOOKING STATEMENTS.....................................................7

SUMMARY........................................................................8

RISK FACTORS..................................................................12

CONSENT SOLICITATION..........................................................16

BACKGROUND OF, AND REASONS FOR, THE CONVERSION................................16

THE MERGER AGREEMENT..........................................................18

BUSINESS......................................................................19

DESCRIPTION OF REAL ESTATE....................................................21

SELECTED FINANCIAL INFORMATION OF THE PARTNERSHIP.............................21

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS.........................................................23

PRO FORMA CONSOLIDATED FINANCIAL DATA.........................................23

COMPARATIVE PER UNIT/SHARE DATA...............................................29

THE GENERAL PARTNER...........................................................30

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING
AND FINANCIAL DISCLOSURE......................................................30

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK....................30

POLICIES WITH RESPECT TO CERTAIN ACTIVITIES...................................31

DIRECTORS AND EXECUTIVE OFFICERS..............................................31

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS..............................32

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS................................32

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT................32

NO DISSENTERS' APPRAISAL RIGHTS...............................................34

DESCRIPTION OF STOCK..........................................................34

COMPARISON OF RIGHTS OF LIMITED PARTNERS AND STOCKHOLDERS;
CERTAIN PROVISIONS OF MARYLAND LAW............................................38

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE
ACTED UPON....................................................................45

FEDERAL INCOME TAX CONSIDERATIONS.............................................45

LEGAL MATTERS.................................................................61

                               LIST OF APPENDICES

Appendix A        Merger Agreement

Appendix B        Articles of Incorporation

Appendix C        Bylaws

Appendix D        Offeree Questionnaire

Appendix E        Form of Consent

                          DOCUMENTS DELIVERED HEREWITH

      The Partnership is delivering the following documents to the Limited Partners concurrently with this Consent Solicitation/Confidential Offering
Memorandum:

      1.    Registration Statement on Form 10, as amended (the "Form 10");

      2. Quarterly Reports on Form 10-Q/A for the quarter ended June 30, 2001 and on Form 10-Q for the quarter ended September 30, 2001; and

      3. Current Report on Form 8-K relating to change of the Partnership's independent accountants (the "Form 8-K").

      You should read these documents in conjunction with this Consent Solicitation/Confidential Offering Memorandum. Any statement contained therein is deemed to be modified or superseded to the extent applicable by statements herein.

                              AVAILABLE INFORMATION

      The Partnership is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, in accordance therewith, files reports and other information with the Securities and Exchange Commission (the "Commission"). The reports and other information so filed by the Partnership can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material can be obtained by mail from the Public Reference Section of the Commission at 450 West Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. Such reports and other information may also be obtained from the web site that the Commission maintains at HTTP://WWW.SEC.GOV.

      Reports and other information concerning the Partnership may also be obtained electronically through a variety of databases, including, among others, the Commission's Electronic Data Gathering and Retrieval ("EDGAR") program, Knight-Ridder Information Inc., Federal Filing/Dow Jones and Lexis/Nexis.

      Limited Partners and their professional advisors are invited to request any further information they may desire from the General Partner. The General Partner and the REIT will afford each Limited Partner the opportunity to ask questions and receive answers concerning the terms and conditions of the Conversion and to obtain any additional information which the General Partner and the REIT possess or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of information provided herein. The Partnership and the REIT undertake to provide upon request copies of any documents that would be required to be filed as exhibits if this offering had been registered on Form S-4, including without limitation the opinions to be rendered by Hale and Dorr LLP. See "Legal Matters".

      No person has been authorized to give any information or to make any representation other than those contained in this Consent Solicitation/ Confidential Offering Memorandum in connection with the solicitation of Consents or the offering of securities made hereby and, if given or made, such information or representation must not be relied upon as having been


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

authorized by the REIT or the Partnership. Neither the delivery of this Consent Solicitation/Confidential Offering Memorandum nor any distribution of the Common Stock offered hereby shall under any circumstances create an implication that there has been no change in the affairs of the Partnership or the REIT since the date hereof or that the information set forth herein is correct as of any time subsequent to its date. However, if any material change occurs prior to the approval of the Conversion, this Consent Solicitation/Confidential Offering Memorandum will be amended or supplemented accordingly. This Consent Solicitation/Confidential Offering Memorandum does not constitute an offer to sell, or a solicitation of an offer to purchase, any securities, or the solicitation of a proxy, in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation of an offer or proxy solicitation.

                LIMITED PARTNERS ELIGIBLE TO RECEIVE COMMON STOCK

      Common Stock is being offered hereby without registration under the Securities Act of 1933, as amended (the "Securities Act"), by reason of the exemptions from the registration requirements of the Securities Act set forth in
Section 4(2) thereof and in Rule 506 of Regulation D promulgated thereunder ("Rule 506"). Rule 506 sets forth certain restrictions as to the number and nature of the purchasers of securities offered pursuant thereto. In order for the offering to qualify as an exempt Rule 506 offering, Common Stock will be issued only to Limited Partners who the REIT reasonably believes are accredited investors as that term is defined in Rule 501(a) of Regulation D ("Accredited Investors") and to no more than 35 Limited Partners who are not Accredited Investors ("Non-Accredited Investors").

      An "Accredited Investor" is defined in Regulation D as an investor who meets at least one of the following standards:

      (a) The investor is a natural person and had individual income in excess of $200,000 in each of the two preceding years, or joint income with that person's spouse in excess of $300,000 in each of those years, and reasonable expects to have the same income level in the current year; or

      (b) The investor is a natural person whose net worth (i.e., excess of total assets over liabilities), whether individually or jointly with his or her spouse, exceeds $1,000,000; or

      (c) The investor is a bank as defined in Section 3(a)(2) of the 1933 Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act, whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; any insurance company as defined in Section 2(13) of the 1933 Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or
            (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit or


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

            its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are Accredited Investors; or

      (d)   The investor is a private business development company as defined in
            Section 202(a)(22) of the Investment Advisers Act of 1940; or

      (e) The investor is any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), corporation, Massachusetts or similar business trust, limited liability company or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in access of $5,000,000; or

      (f) The investor is any director, executive officer or general partner of the issuer of the securities being offered or sold, or any director, executive officer or general partner of a general partner of that issuer; or

      (g) The investor is any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; or

      (h) The investor is a corporation, partnership, trust or other entity in which all of the equity owners would qualify as Accredited Investors.

      In order to assure adherence to the requirements described above, the REIT is requesting that Limited Partners complete an Offeree Questionnaire in the form of Appendix D hereto and reserves the right to conduct such further inquiries as it may deem necessary or appropriate to confirm the information provided therein. The Offeree Questionnaire is designed to allow each Limited Partner to substantiate his/her/its status as (i) an Accredited Investor or (ii) a Non-Accredited Investor who, either alone or with his/her/its purchaser representative(s), has such knowledge and experience in financial and business matters that he/she/it is capable of evaluating the merits and risks of the REIT (a "Qualified Non-Accredited Investor"). If the REIT does not reasonably believe that there are no more than 35 Limited Partners who are Non-Accredited Investors and that each of such Non-Accredited Investors is a Qualified Non-Accredited Investor, the REIT reserves the right to terminate the Merger Agreement and not to consummate the Conversion.

                           FORWARD-LOOKING STATEMENTS

      This Consent Solicitation/Confidential Offering Memorandum contains forward-looking statements. In some case you can identify these statements by forward-looking words such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "should," "will," and "would" or similar words. You should read statements that contain these words carefully because they discuss future expectations, contain projections of future results of operations or of financial position or state other "forward-looking" information. Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, financial and otherwise, may differ materially from the expectations discussed in the forward-looking statements. Important factors that might cause such a difference include, but are not limited to, those discussed under the caption "Risk Factors" starting on page 12 and those factors discussed under the caption "Risk Factors" in Item 2 "Financial Information" in the Partnership's Form 10 delivered herewith. Accordingly, there can be no assurance that the actual results will conform to the forward-looking statements contained in this Consent Solicitation/Confidential Offering Memorandum. You should be aware that the occurrence of the events described in these risk factors and elsewhere in this Consent Solicitation/Confidential Offering Memorandum could have an adverse effect on the business, results of operations and financial condition of Franklin Street.

      Any forward-looking statements in this Consent Solicitation/Confidential Offering Memorandum are not guarantees of future performance, and actual results, developments and business decisions may differ from those envisaged by such forward-looking statements, possibly materially. The Partnership and the REIT disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section.

                                     SUMMARY

      The following summary is qualified in its entirety by the detailed information appearing elsewhere in this Consent Solicitation/Confidential Offering Memorandum, including the appendices. Limited Partners are urged to carefully read this Consent Solicitation/Confidential Offering Memorandum and its appendices, as well as the Partnership's Form 10 and its Quarterly Reports on Form 10-Q/A for the quarter ended June 30, 2001 and on Form 10-Q for the quarter ended September 30, 2001, each of which is being delivered herewith, in their entirety before voting on the matters discussed herein.

The REIT

      Franklin Street Properties Corp. (the "REIT") is a newly-formed Maryland corporation to be operated in a manner intended to qualify as a real estate investment trust. The REIT is a wholly-owned subsidiary of the Partnership. Its principal executive offices are located at 401 Edgewater Place, Suite 200, Wakefield, Massachusetts 01880 and its telephone number is (800) 950-6288.

      If the Conversion is effected, the REIT as successor to the Partnership will be subject to the reporting requirements of the Exchange Act and the Common Stock will be registered under the Exchange Act. The REIT will carry on the business of the Partnership.

The Partnership

      The Partnership is a limited partnership formed under the laws of the Commonwealth of Massachusetts. The Partnership has two principal sources of revenue: investment banking income consisting of brokerage commissions, property acquisition, loan origination and other fees in connection with the organization and offering of interests in entities organized to own real property; and rental income from real property. See "Business - The Partnership." Its principal executive offices are located at 401 Edgewater Place, Suite 200, Wakefield, Massachusetts 01880 and its telephone number is (800) 950-6288.

Consent Solicitation

      The consent of the holders of a majority in interest of the Units in the Partnership is required to effectuate the Conversion. The consent being solicited hereby seeks the approval of the Merger Agreement and the transactions contemplated thereby.

      Limited Partners as of December 11, 2001 are entitled to receive this Consent Solicitation/Confidential Offering Memorandum and are entitled to execute a Consent in connection with the approval of the Merger Agreement and the transactions contemplated thereby. As of the date of this Consent Solicitation/Confidential Offering Memorandum, there were 23,637,750 Units outstanding in the Partnership held by 738 owners of record.

The Conversion

      Following the satisfaction or waiver of the conditions to closing, on the effective date of the Conversion (the "Effective Date"), which is expected to be January 1, 2002, the Partnership will be merged with and into the REIT. After giving effect to the Conversion, the Units will be converted into an equal number of shares of common stock, $.0001 par value per share, in the REIT (the "Common Stock"). Each Limited Partner and the General Partner will receive a number of shares of Common Stock equal to the number of units of partnership he, she or it owned immediately prior to the Conversion. Accordingly, the pro rata ownership interests in Franklin Street will not change. After giving effect to the Conversion, there will be 24,586,249 shares of Common Stock outstanding.

      The following table summarizes the ownership of Franklin Street before and after the Conversion:

                                                          Percentage Interest in
Prior to the Conversion                                        Distributions
----------------------------------------                  ----------------------

  Units of limited partnership interest    23,637,750             96.14%
  Units of general partnership interest       948,499              3.86%

  Total Units                              24,586,249               100%

After the Conversion
----------------------------------------

  Shares of Common Stock held by
    former Limited Partners                23,637,750             96.14%
  Shares of Common Stock held by
    former General Partner                    948,499              3.86%

  Total Shares of Common Stock             24,586,249               100%

Recommendation of the General Partner; Reasons for the Conversion

      The General Partner of the Partnership strongly recommends that Limited Partners vote for approval of the Merger Agreement and the transactions contemplated thereby. This recommendation is based upon the General Partner's belief that

      o as stockholders of the REIT, the Limited Partners will not be required to file state income tax returns (other than in their state of residence) as a result of their interest in the REIT;

      o investors that are tax-exempt and that are currently allocated unrelated business taxable income ("UBTI") should not be allocated UBTI as stockholders of the REIT; and

      o a real estate investment trust has the benefit of a favorable tax regime that will generally maintain the advantages of single-layer taxation enjoyed by the Partnership.

Because the pro rata ownership of each Limited Partner will be the same before and after the Conversion and because the General Partner or its affiliates will not receive any fees, commissions or other compensation or any preferred stock or promoted interest in connection with the Conversion, the General Partner has determined that the Conversion is fair, from a financial point of view, to the Limited Partners.

Risk Factors

      The Conversion and the ongoing business of Franklin Street involve certain risks. Before voting on the Conversion, the Limited Partners should carefully review the risks set forth under "Risk Factors" and in Item 2 of the Partnership's Form 10.

Conflicts of Interest

      The Partnership and the REIT believe that the Conversion poses no conflicts of interest between the General Partner and the Limited Partners. The General Partner and the Limited Partners will each receive one share of Common Stock for each unit of partnership interest owned. Neither the General Partner nor its affiliates will receive any fees, commissions, preferred stock, promoted interest or other compensation in connection with the Conversion.

Dissenters' Rights of Unitholders

      No Limited Partner will be entitled to dissenters' rights in connection with the Conversion.

Consequences if the Conversion is not Approved

      If the Limited Partners do not approve the Conversion or if it is not consummated for any other reason, the Partnership anticipates continuing to operate its ongoing business in its current form. No other transaction is currently being considered by the Partnership as an alternative to the Conversion.

Comparison of Units and Common Stock

      There are differences between the rights of Limited Partners and the rights of holders of Common Stock. For a discussion of these differences, see "Comparison of Rights of Limited Partners and Stockholders; Certain Provisions of Maryland Law".

Federal Income Tax Considerations

      The Conversion involves numerous federal income tax considerations to the Limited Partners. See "Federal Income Tax Considerations." These federal income tax considerations include:

      o The Conversion is intended to qualify as a tax-free transaction under Sections 351 and 731 of the Internal Revenue Code (the "Code"). As a result, a Limited Partner generally will not recognize gain or loss for United States federal income tax purposes solely as a result of the exchange of his or her interest in the Partnership for common stock of the REIT;

      o If the REIT were to fail to qualify as a real estate investment trust and no relief provisions applied, the REIT could be disqualified from treatment as a real estate investment trust in the year in which such failure occurred and for the next four taxable years and, consequently, would be taxed as a regular corporation during such years. In calculating the REIT's taxable income in a year in which it did not qualify as a real estate investment trust, the REIT would not be able to deduct amounts distributed to its stockholders. The REIT, however, would not be required to distribute any amounts to its stockholders in such taxable year;

      o Currently, all of the income of the Partnership (including its share of income from FSP Investments LLC) passes through and is taxed directly to the Limited Partners and the General Partner. Following the Conversion, the REIT generally will be taxable only on its undistributed income, and its stockholders generally will be taxable on the income distributed to them. However, because the operations of the Partnership's wholly-owned broker/dealer, FSP Investments LLC, are of a nature and scope that would cause the REIT to fail to qualify as a real estate investment trust under the Code, its operations will be held in a taxable REIT subsidiary. As a result, FSP Investments LLC will be directly taxed on its income, so that only its after-tax income will be available for distribution to the REIT's stockholders. In general, any of the after-tax income distributed to the REIT's stockholders will be includable in the stockholders' taxable income and will be subject to a second level of tax; and

      o The provisions of the Internal Revenue Code (the "Code") governing the taxation of real estate investment trusts are very technical and complex and, although the REIT expects that it will be organized and will operate in a manner that will enable it to meet such requirements, no assurance can be given that it will succeed in doing so during the entire life of the REIT.

Accounting Treatment

      For financial accounting purposes, the Conversion is merely a change in legal organization and will be treated as an exchange of securities of entities under common control, with assets and liabilities recorded at their historical costs. The costs to the Partnership of the Conversion are being expensed as incurred.

Regulatory Approvals

      There are no federal or state regulatory requirements other than the filing of certificates of merger that must be complied with nor are there any regulatory approvals that must be obtained for the consummation of the Merger or the Conversion.

Solicitation of Consents

      This solicitation is being made by the Partnership. The Partnership will pay the costs of soliciting Consents. Representatives of the Partnership may contact Limited Partners by telephone or in person to discuss the Conversion. Such representatives will receive no additional compensation for such services.

                                  RISK FACTORS

      In evaluating the Conversion, Limited Partners should carefully consider the factors set forth below, in addition to other matters set forth elsewhere in this Consent Solicitation/Confidential Offering Memorandum, concerning risks associated with the Conversion and with the REIT's status as a real estate investment trust. Because the ongoing business of Franklin Street will not change in any material way as a result of the Conversion, Limited Partners should also carefully consider the factors contained under the caption "Risk Factors" in Item 2 of the Partnership's Form 10 that is being delivered herewith.

Majority Vote Will Bind All Limited Partners

      If Limited Partners holding a majority of the outstanding Units in the Partnership approve the Merger Agreement and the transactions contemplated thereby and the other conditions to closing are met, the Conversion will be consummated and all the Limited Partners will participate in the Conversion.

No Availability of Dissenters' Rights

      Under applicable law and the Partnership's partnership agreement no Limited Partner will be entitled to dissenters' rights in connection with the Conversion. Accordingly, because there is no public market for the Units or the Common Stock, Limited Partners who do not wish to own Common Stock in the REIT will likely not be able to sell their Units prior to the consummation of the Conversion or sell their Common Stock subsequent thereto.

Tax Risks

      The Conversion is expected generally to be tax-free to the Partnership and the Limited Partners under Section 351 of the Code except to the extent (if any) that the Partnership's aggregate tax basis in its assets is less than the liabilities assumed and taken subject to by the REIT in the Conversion. It is expected that the Partnership's aggregate tax basis in its assets will exceed the sum of such liabilities, so that the Partnership itself should not recognize gain upon the Conversion. Gain recognized by the Partnership, if any, would be allocated among the Limited Partners in accordance with the Partnership Agreement. However, Limited Partners whose adjusted basis in their Units or in partnership property is less than their share of the Partnership's indebtedness (i.e., who have negative tax capital accounts) will recognize gain to the extent of such difference. The qualification of the Conversion under Section 351 of the Code will also depend upon certain acts (or failures to act) of the REIT and/or its shareholders following the Conversion and no assurance can be given that the requisite acts (or failures to act) will occur.

      If the Conversion should fail to qualify as tax-free under Section 351, each Limited Partner could be required to recognize gain or loss equal to the excess, if any, of the sum of the value of the Common Stock received by the Limited Partner plus the Limited Partner's share of partnership liabilities over the Limited Partner's share of the Partnership's tax basis in its assets at the time of the Conversion. Limited Partners should consult their own tax advisors to determine whether they will recognize gain in the Conversion. See "Federal Income Tax Considerations."

      The REIT intends to qualify as a real estate investment trust for federal income tax purposes commencing with its first taxable year. If in any taxable year the REIT does not qualify as a real estate investment trust, it would be taxed as a corporation and distributions to stockholders would not be deductible by the REIT in computing its taxable income. In addition, if the REIT were to fail to qualify as a real estate investment trust, the REIT could be disqualified from treatment as a real estate investment trust in the year in which such failure occurred and for the next four taxable years and, consequently, would be taxed as a corporation during such years. Failure to qualify for even one taxable year could result in a significant reduction of the REIT's cash available for distributions to stockholders or could require the REIT to incur indebtedness or liquidate investments in order to generate sufficient funds to pay the resulting federal income tax liabilities. In addition, timing differences between the receipt of income and payment of expenses and the inclusion and deduction of such amounts in arriving at taxable income of the REIT could make it necessary for the REIT to borrow in order to make certain distributions to stockholders in satisfaction of the 90% distribution requirement applicable to real estate investment trusts. The provisions of the Code governing the taxation of real estate investment trusts are very technical and complex, and although the REIT expects that it will be organized and will operate in a manner that will enable it to meet such requirements, no assurance can be given that it will succeed in doing so during the entire life of the REIT. See "Federal Income Tax Considerations."

      While conducting business as a real estate investment trust will provide Franklin Street with certain advantages, it will also result in certain tax disadvantages to Franklin Street. Unlike the Partnership, a real estate investment trust is not able to pass through losses to its stockholders. In addition, the REIT will be subject to various restrictions (e.g., with respect to its assets and income), which are not applicable to the Partnership. As a result, certain business activities performed by FSP Investments LLC, Franklin Street's wholly-owned subsidiary, will generate income that will be subject to entity-level federal income tax, whereas now it is not.

Charter and Bylaws Provisions May Limit a Change in Control

      The REIT's Articles of Incorporation (the "Articles") and Bylaws (the "Bylaws") contain provisions, described below, which may have the effect of discouraging a third party from making an acquisition proposal for the REIT and may thereby inhibit a change of control of the REIT under circumstances that could give the holders of shares of Common Stock the opportunity to realize a premium over the then-prevailing market prices.

      Ownership Limits. In order for the REIT to maintain its qualification as a real estate investment trust, the holders of Common Stock will be limited to owning, either directly or under applicable attribution rules of the Code, no more than 9.8% of the lesser of the value or the number of equity shares of the REIT, and no holder of Common Stock will be able to acquire or transfer shares that would result in the REIT's being beneficially owned by fewer than 100 persons. Such ownership limit may have the effect of preventing an acquisition of control of the REIT without the approval of the Board of Directors of the REIT. Moreover, the REIT will have the right to redeem any shares of Common Stock that are acquired or transferred in violation of these provisions at the market price. In addition, the Articles give the Board of Directors the right to refuse to give effect to the acquisition or transfer of shares by a stockholder in violation of these provisions.

      Staggered Board. The Board of Directors of the REIT will be divided into three classes. The initial terms of these classes will expire in 2002, 2003 and 2004, respectively. Directors of each class will be elected for a three-year term upon the expiration of the initial term of each class. The staggered terms for directors may affect the stockholders' ability to effect a change in control of the REIT even if a change in control were in the stockholders' best interests.

      Preferred Stock. The Articles authorize the Board of Directors of the REIT to issue up to 20,000,000 shares of preferred stock, par value $.0001 per share (the "Preferred Stock") and to establish the preferences and rights of any such shares issued. The issuance of Preferred Stock could have the effect of delaying or preventing a change in control of the REIT even if a change in control were in the stockholders' best interest. Upon the Conversion, the Limited Partners and the General Partner will each be receiving Common Stock. No shares of Preferred Stock will be issued or outstanding upon consummation of the Conversion.

      Increase of Authorized Stock. The Board of Directors of the REIT, without any vote or consent of the stockholders, may increase the number of authorized shares of any class or series of stock or the aggregate number of authorized shares the REIT has authority to issue. The ability to increase the number of authorized shares and issue such shares could have the effect of delaying or preventing a change in control of the REIT even if a change in control were in the stockholders' best interest.

      Amendment of Bylaws. The Board of Directors of the REIT has the sole power to amend the Bylaws. This power could have the effect of delaying or preventing a change in control of the REIT even if a change in control were in the stockholders' best interests.

      Stockholder Meetings. The Bylaws require advance notice for stockholder proposals to be considered at annual meetings of stockholders and for stockholder nominations for election of directors at special meetings of stockholders. The Bylaws also provide that stockholders entitled to cast more than 50% of all the votes entitled to be cast at a meeting must join in a request by stockholders to call a special meeting of stockholders. These provisions could have the effect of delaying or preventing a change in control of the REIT even if a change in control were in the best interests of the stockholders.

      Supermajority Votes Required. The Charter requires the affirmative vote of the holders of no less than 80% of the shares of capital stock outstanding and entitled to vote in order (i) to amend the Charter provisions relating to the classification of directors, removal of directors, limitation of liability of officers and directors or indemnification of officers and directors or (ii) to amend the Charter to impose cumulative voting in the election of directors. These provisions could have the effect of delaying or preventing a change in control of the REIT even if a change in control were in the stockholders' best interest.

No Public Trading Market for the Common Stock

      There is no current public trading market for the Common Stock. If the Conversion is effected, the REIT may seek to list the shares of Common Stock on a national securities exchange or quotation system. However, the REIT has no obligation to do so and no present intention to do so, and thus, there may not be any liquid market for shares of the Common Stock. The shares of Common Stock will be "restricted securities" within the meaning of Rule 144 promulgated under the Securities Act. Rule 144 provides a safe harbor from registration under the Securities Act for resales of restricted securities if the conditions set forth in Rule 144 are met. Among these conditions is a minimum holding period of one year. A new holding period for purposes of Rule 144 will commence upon the Effective Date. Accordingly, Limited

Partners who receive shares of Common Stock in the Conversion must hold such shares for at least one year after the Effective Date in order to avail themselves of the protections of Rule 144.

                              CONSENT SOLICITATION

      The vote of the Limited Partners with respect to the Conversion will be tabulated as Consents are received. The Conversion is being submitted for approval to those persons holding Units as of December 11, 2001 (the "Record Date").

      Each Limited Partner is entitled to one vote for each Unit held. Accordingly, the number of Units entitled to vote with respect to the Conversion is equivalent to the number of Units held of record as of December 11, 2001, or 23,637,750 Units.

      Limited Partners who wish to vote "YES" for approval of the Merger Agreement and the transactions contemplated thereby should complete, sign and return the Consent which accompanies this Consent Solicitation/Confidential Offering Memorandum. Consents must be delivered by mail or other delivery service to:

                  Franklin Street Partners Limited Partnership
                  401 Edgewater Place
                  Suite 200
                  Wakefield, Massachusetts 01880

      Approval of the Conversion requires the vote of Limited Partners holding a majority of the outstanding Units as of the Record Date, which equals 11,818,876 Units. The failure to return a Consent will have the effect of a vote against the Conversion. A Limited Partner who signs and returns the Consent without indicating a vote will be deemed to have voted "YES" in favor of the Conversion and the approval of the Merger Agreement and the transactions contemplated thereby. The date on which Consents are received from Limited Partners owning a majority of the Units approving the Conversion is referred to as the "Approval Date".

      All questions as to the form of all documents and the validity (including time of receipt) of all approvals and elections will be determined by the General Partner, and such determination will be final and binding. The General Partner reserves the absolute right to waive any defects or irregularities in any approval of the Conversion or preparation of the form of Consent. The interpretation by the General Partner of the terms and conditions of the Conversion will be final and binding. The General Partner will be under no duty to give notification of any defects or irregularities in any approval of the Conversion or preparation of the form of Consent and will not bear any liability for failure to give such notification.

      Limited Partners may withhold or revoke their Consent at any time prior to the Approval Date. To be effective, a written notice of revocation or withdrawal of the Consent must be received by the General Partner no later than the Approval Date addressed as set forth above.

                 BACKGROUND OF, AND REASONS FOR, THE CONVERSION

      In the summer of 2001, the General Partner began to consider whether an alternative structure of Franklin Street might relieve the Limited Partners from the administrative burden associated with the receipt of a Schedule K-1 and the obligation to file numerous state income tax returns as a result of the receipt of distributions from the Partnership. After consulting with Hale and Dorr LLP, the General Partner concluded that converting the Partnership into a real estate investment trust would achieve these goals. The General Partner also concluded that converting to a real estate investment trust would result in tax-exempt investors not being allocated UBTI as a result of Franklin Street's operations. Finally, the General Partner concluded that conducting operations as a real estate investment trust would continue to offer a tax-efficient structure for investors in Franklin Street. The General Partner did not consider any alternatives to the Conversion because the General Partner could find no alternatives that achieved the General Partner's goals.

      On October 9, 2001, the Partnership caused the REIT to be incorporated in the State of Maryland. On October 10, 2001, the Partnership and the REIT executed the Merger Agreement. Because the Partnership owns all of the outstanding stock of the REIT, the provisions of the Merger Agreement were not the subject of arms'-length negotiations.

      The General Partner has structured the Conversion in a way that does not create any conflicts of interest between the General Partner and the Limited Partners. As a result of the Conversion, the General Partner will not receive any fees, commissions or other compensation, any preferred stock or any promoted interest. The General Partner's units of general partnership interest in the Partnership, which under the Partnership Agreement entitle the General Partner to the same economic benefits as an equal number of Units of limited partnership interest, will be treated in the Conversion exactly the same as the Units. Accordingly, the General Partner's proportional interest in Franklin Street will not change. Because the pro rata ownership of each Limited Partner will be the same before and after the Conversion and because neither the General Partner nor its affiliates will receive any fees, commissions or other compensation or any preferred stock or promoted interest in connection with the Conversion, the General Partner has determined that the Conversion is fair, from a financial point of view, to the Limited Partners. Because the Conversion creates no conflicts of interest between the General Partner and the Limited Partners, the General Partner did not obtain a fairness opinion.

      The General Partner considered these negative factors related to the
Conversion:

      o FSP Investments LLC will be operated as taxable real estate investment trust subsidiary. The General Partner estimates that if FSP Investments had been operated as taxable entity for the 21 months ended September 30, 2001, it would have incurred income tax of $1,666,000 for the year ended December 31, 2000 and $1,780,000 for the nine months ended September 30, 2001. See "Pro Forma Consolidated Financial Data".

      o There is a risk that the REIT may be taxed as a corporation. See "Risk Factors - Tax Risks".

      o The General Partner estimates that the transaction costs incurred in connection with the Conversion will be approximately $500,000.

      o The Conversion will result in the Limited Partners' having a new holding period for their interests in Franklin Street for purposes of Rule 144.

      The General Partner determined that the benefits of the Conversion outweighed the negative factors.

                              THE MERGER AGREEMENT

      The following is a summary of certain provisions of the Merger Agreement, a copy of which is set forth as Appendix A to this Consent
Solicitation/Confidential Offering Memorandum and is incorporated herein by reference. This summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement.

The Conversion

      Subject to the terms and conditions of the Merger Agreement, at the effective time of the Conversion (the "Effective Date"), the Partnership will be merged with and into the REIT. On the Effective Date, the separate existence of the Partnership will cease, and the REIT will continue as the surviving entity of the Conversion. The General Partner expects that the Effective Date will be January 1, 2002.

      On the Effective Date, the Units will be converted into an equal number of shares of Common Stock, and the units of general partnership interest will be converted into an equal number of shares of Common Stock.

Conditions Precedent to the Conversion

      The respective obligations of each party to effect the Conversion are subject to the fulfillment on or before the date on which certificates of merger are filed with the State Department of Assessments and Taxation of the State of Maryland and the Secretary of State of the Commonwealth of Massachusetts (the "Closing Date") of the following conditions:

      (a) a majority in interest of the Limited Partners must approve the Conversion;

      (b) the REIT must reasonably believe that the number of Limited Partners who are Non-Accredited Investors does not exceed 35 and that all such Non-Accredited Investors are Qualified Non-Accredited Investors;

      (c) the parties must receive all necessary consents, waivers, approvals, authorizations or orders required to be obtained and must make all filings required to be made by any of them for the authorization, execution and delivery of the Merger Agreement and the consummation of the transactions contemplated thereby on or before (and remaining in effect at) the Closing Date;

      (d) the General Partner of the Partnership shall have received, on or prior to the Closing Date, an opinion from Hale and Dorr LLP that the Conversion should be treated for federal income tax purposes as a tax-free transaction and that in all material respects, as of the

Closing Date, the discussion set forth under "Federal Income Tax
Considerations," to the extent it involves matters of law, is accurate; and

      (e) there having been no statute, rule, order, or regulation enacted or issued by the United States or any state thereof, or by a court, which prohibits the consummation of the Conversion.

Termination

      The Merger Agreement may be terminated, and the Conversion may be abandoned, at any time before the Closing Date, notwithstanding approval of the Conversion, by the mutual written consent of the Partnership and the REIT.

Fees and Expenses

      All fees and expenses incurred in connection with the Conversion will be paid by Franklin Street and are estimated to be $500,000.

                                    BUSINESS

The Partnership

      The Partnership was formed as a Massachusetts general partnership in January 1997 as the successor to a Massachusetts general partnership, that was formed in 1981 and known as Franklin Street Partners, and subsequently formed as a Massachusetts limited partnership in February 1997. The Partnership holds, directly or indirectly, a 100% interest in FSP Investments LLC, a Massachusetts limited liability company ("FSP Investments"), FSP Property Management LLC, a Massachusetts limited liability company ("FSP Property Management"), and FSP Holdings LLC, a Delaware limited liability company ("FSP Holdings").

      FSP Investments acts as a real estate investment firm and broker/dealer with respect to (a) the organization of investment vehicles which are typically syndicated through private placements exempt from registration under the Securities Act ("Sponsored Entities"), some of which are limited partnerships (the "Sponsored Partnerships") and some of which are corporations intended to qualify for tax purposes as real estate investment trusts (the "Sponsored REITs"), (b) the acquisition of real estate by the Sponsored Entities and (c) the sale of equity interests in the Sponsored Entities. FSP Investments derives revenue from commissions received in connection with the sale of equity interests in the Sponsored Entities. FSP Investments also derives revenue from acquisition fees paid by the Sponsored Entities for the services of FSP Investments in identifying, inspecting and negotiating to purchase real properties on behalf of the Sponsored Entities. FSP Investments is a registered broker/dealer with the Securities and Exchange Commission and is a member of the National Association of Securities Dealers, Inc.

      Between June 1997 and June 2000, FSP Investments completed the offerings of limited partnership interests in 14 Sponsored Partnerships. The sole general partner of each of the Sponsored Partnerships is FSP Holdings. On April 1, 1997, FSP Holdings acquired the general partnership interest in four additional Sponsored Partnerships (the "Prior Entities"), each of which had been organized by the executive officers of the General Partner of the Partnership prior to the formation of the Partnership while they were employed by another entity. The members of the General Partner and their respective ownership interests therein are George J. Carter (33.94%),
R. Scott MacPhee (30.66%), Richard R. Norris (21.40%), William W. Gribbell (11.36%), Barbara J. Corinha (1.60%), Melissa G. Mucciaccio (0.67%), Janet P. Notopoulos (0.26%) and Patricia A McMullen (0.11%). The General Partner has no other business other than acting as general partner of the Partnership. The executive officers of the General Partner devote all of their business activities to the Partnership and its subsidiaries.

      Between June 2000 and June 30, 2001, FSP Investments completed the offerings of preferred stock in six Sponsored REITs. The Partnership expects that future Sponsored Entities will be Sponsored REITs. Effective January 1, 2001, one of the Sponsored Partnerships converted from a Sponsored Partnership to a Sponsored REIT. Accordingly, as of June 30, 2001, there were 24 Sponsored Entities, of which 17 were Sponsored Partnerships and seven were Sponsored REITs.

      Each Sponsored Entity sold its equity interests only to "accredited investors'" within the meaning of Regulation D under the Securities Act. The Sponsored Entities (other than a Prior Entity that conducted its offering pursuant to a registration statement on Form S-11) conducted their offerings pursuant to exemptions from registration under Rule 506 of Regulation D and
Section 4(2) of the Securities Act. The Sponsored Entities issued equity interests for aggregate gross cash proceeds of $374,950,000. Each Sponsored Entity holds a single real property. FSP Property Management provides property management services to each Sponsored Entity.

      Pursuant to mergers effective January 1, 1999, January 1, 2000 and October 1, 2000, respectively, the Partnership acquired 17 Sponsored Partnerships. In connection with these mergers, the Partnership issued Units to the limited partners of the Sponsored Partnerships. The mergers that were effective January 1, 1999 were approved by a vote of limited partners of the Partnership. Neither the Partnership's governing documents nor applicable state law required the approval of the limited partners of the Partnership for the mergers that were effective January 1, 2000 and October 1, 2000. Each merger was approved by a vote of the limited partners of the applicable Sponsored Partnerships. Pursuant to the mergers, limited partners in the Sponsored Partnerships exchanged an interest in a finite-life entity for an interest in an infinite-life entity. As a result of the mergers, FSP Holdings is the sole general partner of each Sponsored Partnership that was acquired and the Partnership is the sole limited partner of each such Sponsored Partnership. Accordingly, the Partnership owns, directly and indirectly, 100% of the interest in the 17 Sponsored Partnerships, each of which owns real property. The seven Sponsored REITs have not been acquired by the Partnership and continue to operate as independent entities.

      FSP Property Management provides property management services to each Sponsored Entity and receives fee income from those Sponsored Entities that have not been acquired by the Partnership. FSP Property Management does not receive any rental income.

      FSP Holdings acts as the general partner of each Sponsored Partnership.

      The Partnership has two principal sources of revenue:

      o Investment banking income consisting of brokerage commissions, property acquisition, loan origination and other fees in connection with the organization and offering of Sponsored Entities.

      o     Rental income from the real properties it owns.

      Limited Partners should also read the information in Item 1 "Business" of the Partnership's Form 10 that is being delivered with this Consent Solicitation/Confidential Offering Memorandum for additional information concerning the business and operations of Franklin Street.

The REIT

      The REIT is a newly-formed Maryland corporation, all of the stock of which is currently owned by the Partnership. The REIT was created for the purpose of effecting the Conversion. Prior to the Conversion, the REIT will have no substantial assets or operations. The REIT has not engaged in any activities other than in connection with its organization and the Conversion. Upon consummation of the Merger, the REIT will continue the business and operations of Franklin Street substantially as they are currently being conducted by the Partnership.

      The initial Board of Directors of the REIT is composed of persons who are currently executive officers of the General Partner. The executive officers of the REIT will be the same as the executive officers of the General Partner.

Legal Proceedings

      There are no material legal proceedings to which the Partnership is currently a party. Franklin Street from time to time may be involved in suits relating to the real properties it owns for liability for slips and falls, damage to automobiles in parking garages, minor theft or similar matters. Most of these suits are covered by insurance. In addition, in the ordinary course of business, Franklin Street may become involved in litigation to collect rents or other income due to it from tenants.

                           DESCRIPTION OF REAL ESTATE

      For a description of the real estate owned by Franklin Street, please see
Item 3 "Properties" of the Partnership's Form 10 that is being delivered herewith.

                SELECTED FINANCIAL INFORMATION OF THE PARTNERSHIP

      The following selected consolidated financial information is derived from the historical consolidated financial statements of the Partnership. Selected unaudited consolidated financial data for the nine months ended September 30, 2001 include all adjustments (consisting only of normal recurring accruals) that the Partnership considers necessary for a fair presentation of consolidated operating results for such interim periods. Results for the interim periods are not necessarily indicative of results for the full year. The consolidated financial information set forth below should be read in conjunction with the Partnership's consolidated financial statements, related notes and other consolidated financial information set forth in the Partnership's Form 10 and Quarterly Reports on Form 10-Q/A for the quarter ended June 30, 2001 and on Form 10-Q for the quarter ended September 30, 2001, each of which is being delivered herewith.

                  FRANKLIN STREET PARTNERS LIMITED PARTNERSHIP
            (dollars in thousands, except per partnership unit data)

                               Nine Months Ended
                                  September 30                                  Year Ended December 31,
                           --------------------------    ------------------------------------------------------------------------
                              2001           2000          2000           1999          1998            1997             1996
                           --------------------------    ------------------------------------------------------------------------
                           (unaudited)    (unaudited)                                                (unaudited)      (unaudited)
OPERATING DATA:
Total revenues.............$  37,585      $   23,933     $ 34,793       $ 18,048     $   11,555      $  7,203         $      3
Net income (loss)..........   16,001           4,095        8,914          1,139         (1,675)          272              (15)

Basic and diluted
net income per
limited and general
partnership unit...........    $0.65           $0.24        $0.47          $0.09         $(1.75)        $0.04           N/A(a)

                                                                                   As of December 31,
                              As of September 30,        ------------------------------------------------------------------------
                                      2001                  2000           1999          1998           1997            1996
                           --------------------------    ------------------------------------------------------------------------
BALANCE SHEET DATA
(AT PERIOD END):
Total assets...............      $  218,976              $219,923       $190,496     $ 95,886        $ 66,117       $     71
Total liabilities..........          20,244                19,280         28,821        1,294           1,639             --
Total partners' capital....         198,732               200,580         83,585        4,999          64,478             71

(a) The Partnership was owned 100% by three general partners in 1996. No units were issued until 1997.

        MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
                             RESULTS OF OPERATIONS

      Limited Partners should read the information under the caption "Management's Discussion and Analysis of Financial Condition and Results of Operations" (1) in Item 2 "Financial Information" of the Partnership's Form 10 that is being delivered with this Consent Solicitation/Confidential Offering Memorandum for a discussion of the results of operations of the Partnership and a comparison of the years ended December 31, 1998, 1999 and 2000 and for the quarters ended March 31, 2000 and 2001 and (2) in the Partnership's Quarterly Reports on Form 10-Q/A for the quarter ended June 30, 2001 and on Form 10-Q for the quarter ended September 30, 2001 that are being delivered with this Consent Solicitation/Confidential Offering Memorandum.

                      PRO FORMA CONSOLIDATED FINANCIAL DATA

      The following pro forma financial information has been prepared based upon certain pro forma adjustments to the historical consolidated financial statements of the Partnership. The pro forma balance sheets of the REIT has been prepared as if the Conversion occurred as of September 30, 2001, and the pro forma statements of operations for the nine months ended September 30, 2001 and for the year ended December 31, 2000 are presented as if the Conversion occurred at the beginning of the period presented. The Conversion is merely a change in legal organization and will be accounted for as an exchange of securities of companies under common control, pursuant to which the Partnership's assets and liabilities will be carried over to the REIT at historical book values.

      The pro forma consolidated financial statement data are not necessarily indicative of what the REIT's actual financial position or results of operations would have been as of the date or for the periods indicated, nor do they purport to represent the REIT's financial position or results of operations as of or for any future period. The pro forma consolidated financial statement data should be read in conjunction with all financial statements and pro forma financial statements included elsewhere herein or delivered herewith.

                        Franklin Street Properties Corp.
                                       and
                            Franklin Street Partners
                      Limited Partnership and Subsidiaries
                      Pro Forma Consolidated Balance Sheets
                               September 30, 2001
                                   (Unaudited)

                                                                                                       Post Merger
                                                                    Historical       Adjustments        Pro Forma
(in thousands)                                                   (The Partnership)    (The REIT)       (The REIT)
======================================================================================================================
Assets:
Real estate investments, at cost:
   Land                                                          $      39,577      $         --    $      39,577
   Buildings and improvements                                          152,934                --          152,934
   Fixtures and equipment                                                1,164                --            1,164
----------------------------------------------------------------------------------------------------------------------

                                                                       193,655                --          193,655

   Less accumulated depreciation                                        16,279                --           16,279
----------------------------------------------------------------------------------------------------------------------

     Real estate investments, net                                      177,376                --          177,376

Cash and cash equivalents                                               21,775              (500)          21,275
Restricted cash                                                            507                --              507
Marketable securities                                                    1,095                --            1,095
Due from related parties                                                15,799                --           15,799
Tenant rent receivables, net of allowance for                              938                --              938
   doubtful accounts of $210
Prepaid expenses and other assets                                        1,063                --            1,063
Office computers and furniture, net of accumulated                         423                --              423
   depreciation of $174
----------------------------------------------------------------------------------------------------------------------

     Total assets                                                $     218,976      $       (500)         218,476
======================================================================================================================
Liabilities and Owners' Capital

Liabilities:
   Bank note payable                                             $      15,682      $               $      15,682
   Accounts payable and accrued expenses                                 4,055                              4,055
   Tenant security deposits                                                507                --              507
----------------------------------------------------------------------------------------------------------------------

     Total liabilities                                                  20,244                --           20,244
----------------------------------------------------------------------------------------------------------------------

Owners' capital (deficit):
   Limited partners, 23,637,750 units issued                           197,398          (197,398)              --
     and outstanding
   General partner, 948,499 units issued and                            (1,334)            1,334               --
     outstanding
   Preferred Stock, $.0001 par value, 20,000,000 shares                     --                --               --
     authorized, none issued or outstanding
   Common Stock, $.0001 par value, 180,000,000 shares                       --             2,459            2,459
     authorized, 24,586,249 shares issued and outstanding
   Additional paid in capital                                               --           195,773          195,773

     Total owners' capital                                             198,732              (500)         198,232
----------------------------------------------------------------------------------------------------------------------

     Total liabilities and owners' capital                       $     218,976      $       (500)   $     218,476
======================================================================================================================

           See accompanying notes to consolidated pro forma financial statements

                        Franklin Street Properties Corp.
                                       and
                            Franklin Street Partners
                      Limited Partnership and Subsidiaries
                 Pro Forma Consolidated Statements of Operations
                                   (Unaudited)

                                                                                For the nine months
                                                                                       ended
                                                                                 September 30, 2001
                                                               -------------------------------------------------------
(in thousands, except Partnership per unit amounts and REIT                                           Post Merger
per share amounts)                                                 Historical        Adjustments       Pro Forma
                                                                (The Partnership)    (The REIT)        (The REIT)
======================================================================================================================

Revenues:
   Rental income                                               $     20,252         $       --         20,252
   Investment services income                                        16,172                 --         16,172
   Interest and other income                                          1,160                             1,160
----------------------------------------------------------------------------------------------------------------------

     Total revenues                                                  37,584                 --         37,584
----------------------------------------------------------------------------------------------------------------------

Expenses:
   Selling, general and administrative                                9,624                 --          9,624
   Other real estate operating expenses                               5,373                 --          5,373
   Depreciation and amortization                                      3,570                 --          3,570
   Real estate taxes and insurance                                    2,335                 --          2,335
   Interest expense                                                     641                 --            641
   Minority interests                                                    40                 --             40
----------------------------------------------------------------------------------------------------------------------

     Total expenses                                                  21,583                 --         21,583
----------------------------------------------------------------------------------------------------------------------

Net income before taxes                                              16,001                 --         16,001

Taxes on income                                                          --             (1,780)        (1,780)
----------------------------------------------------------------------------------------------------------------------

Net income                                                          $16,001         $   (1,780)    $   14,221
======================================================================================================================

Basic and diluted net income per unit / share                  $        .65         $     (.07)    $      .58
======================================================================================================================

           See accompanying notes to consolidated pro forma financial statements

                        Franklin Street Properties Corp.
                                       and
                            Franklin Street Partners
                      Limited Partnership and Subsidiaries
                 Pro Forma Consolidated Statements of Operations
                                   (Unaudited)

                                                                              For the year ended
                                                                              December 31, 2000
                                                      -------------------------------------------------------
(in thousands, except Partnership per unit amounts                                             Post Merger
   and REIT per share amounts)                            Historical         Adjustments        Pro Forma
                                                      (The Partnership)       (The REIT)        (The REIT)
=============================================================================================================

Revenues:
   Rental income                                           $ 25,434          $       --           25,434
   Investment services income                                 7,574                  --            7,574
   Interest and other income                                  1,785                                1,785
-------------------------------------------------------------------------------------------------------------

     Total revenues                                          34,793                  --           34,793
-------------------------------------------------------------------------------------------------------------

Expenses:
   Selling, general and administrative                        8,795                  --            8,795
   Other real estate operating expenses                       6,489                  --            6,489
   Depreciation and amortization                              4,613                  --            4,613
   Real estate taxes and insurance                            2,473                  --            2,473
   Interest expense                                             860                  --              860
   Minority interests                                         2,649                  --            2,649
-------------------------------------------------------------------------------------------------------------

     Total expenses                                          25,879                  --           25,879
-------------------------------------------------------------------------------------------------------------

Net income before taxes                                       8,914                  --            8,914

Taxes on income                                                  --              (1,666)          (1,666)
-------------------------------------------------------------------------------------------------------------

Net income                                                $   8,914        $     (1,666)         $ 7,248
=============================================================================================================

Basic and diluted net income per unit / share             $     .47        $       (.09)         $   .38
=============================================================================================================

           See accompanying notes to consolidated pro forma financial statements

                        Franklin Street Properties Corp.
                                       and
                  Franklin Street Partners Limited Partnership

              Notes to Consolidated Pro Forma Financial Statements
                                   (Unaudited)

Organization and Operations

Franklin Street Properties Corp. (the "REIT") is a newly-formed Maryland corporation to be operated in a manner intended to qualify as a real estate investment trust. The REIT is a wholly-owned subsidiary of the Partnership. If the approval to convert the Partnership to a real estate investment trust (the "Conversion") is effected, the REIT as successor to the Partnership will be subject to the reporting requirements of the Exchange Act and the Common Stock will be registered under the Exchange Act. The REIT will carry on the business of the Partnership.

Franklin Street Partners Limited Partnership (the "Partnership") is a limited partnership formed under the laws of the Commonwealth of Massachusetts. The Partnership has two principal sources of revenue: investment banking income consisting of brokerage commissions, property acquisition, loan origination and other fees in connection with the organization and offering of interests in entities organized to own real property; and rental income from real property.

Consent Solicitation

The consent of the holders of a majority in interest of the Units in the Partnership is required to effectuate the Conversion. The consent being solicited seeks the approval of the Merger Agreement and the transactions contemplated thereby. Limited Partners as of December 11, 2001 are entitled to receive the Consent Solicitation/Confidential Offering Memorandum and are entitled to execute a Consent in connection with the approval of the Merger Agreement and the transactions contemplated thereby. As of the date of this Consent Solicitation/Confidential Offering Memorandum, there were 23,637,750 Units outstanding in the Partnership held by 738 owners of record.

The Conversion

Following the satisfaction or waiver of the conditions to closing, on the effective date of the Conversion (the "Effective Date"), which is expected to be January 1, 2002, the Partnership will be merged with and into the REIT. After giving effect to the Conversion, the Units will be converted into an equal number of shares of common stock, $.0001 par value per share, in the REIT (the "Common Stock"). Each Limited Partner and the General Partner will receive a number of shares of Common Stock equal to the number of units of partnership he, she or it owned immediately prior to the Conversion. Accordingly, the pro rata ownership interests in Franklin Street will not change. After giving effect to the Conversion, there will be 24,586,249 shares of Common Stock outstanding.

The following table summarizes the ownership of Franklin Street before and after the Conversion:
                                                          Percentage Interest in
Prior to the Conversion                                        Distributions
-----------------------------------------                 ----------------------

  Units of limited partnership interest     23,637,750            96.14%
  Units of general partnership interest        948,499             3.86%
                                               -------             -----

  Total Units                               24,586,249              100%
                                            ==========              ====

After the Conversion
-----------------------------------------

     Shares of Common Stock held by
       former Limited Partners              23,637,750            96.14%
     Shares of Common Stock held by
       former General Partner                  948,499             3.86%
                                               -------             -----

     Total Shares of Common Stock           24,586,249              100%
                                            ==========              ====

For financial accounting purposes, the Conversion will be treated as an exchange of securities of companies under common control, pursuant to which the Partnership's assets and liabilities will be carried over to the REIT at historical book values.

Basis of Presentation

The accompanying pro forma financial information has been prepared based upon certain pro forma adjustments to the historical consolidated financial statements of the Partnership. The pro forma balance sheet of the REIT has been prepared as if the Conversion occurred as of September 30, 2001, and the pro forma statements of operations for the nine months ended September 30, 2001 and for the year ended December 31, 2000 are presented as if the Conversion occurred at the beginning of the period presented.

The unaudited pro forma information is not necessarily indicative of what the actual financial position would have been at September 30, 2001 or what the actual results of operations would have been for the nine months ended September 30, 2001 or for the year ended December 31, 2000 had the Conversion been completed on January 1, 2000, nor do they purport to present the future financial position or results of operations of the REIT. The pro forma financial information should be read in conjunction with the historical consolidated financial statements and notes thereto of the Partnership.

                                   Assumptions

Certain assumptions regarding the operations of the REIT have been made in connection with the preparation of the pro forma financial information. These assumptions are as follows:

      (a) The REIT has elected to be, and qualified as, a real estate investment trust for federal income tax purposes and has distributed at least 95% in 2000 or 90% in 2001 of its taxable income; therefore, the REIT incurred no federal income tax liabilities on its real estate operations.

      (b) The REIT has a subsidiary which is not in the business of real estate operations. That subsidiary has elected to be a taxable real estate investment trust subsidiary and is subject to federal income taxes at regular tax rates. The taxes on income shown in the pro forma statements of operations in the amounts of $1,666,000 for the year ended December 31, 2000 and $1,780,000 for the nine months ended September 30, 2001 are the estimated taxes that would be due for the taxable real estate investment trust subsidiary. There are no material items that would cause a deferred tax asset or a deferred tax liability.

      (c) Partnership Units are converted to REIT shares on a one-to-one basis. Pro forma net income per share has been calculated using the weighted average number of Units/shares outstanding during the pro forma periods. The weighted average number of Units/shares outstanding are 24,487,244 and 18,974,000 for the period and year ended September 30, 2001 and December 31, 2000, respectively.

      (d) Conversion costs are estimated at $500,000 and are reflected as paid in the nine months ended September 30, 2001.

                         COMPARATIVE PER UNIT/SHARE DATA

      We have summarized below the per Unit/share information for the Partnership on an historical basis and for the REIT on a pro forma basis. The pro forma information gives effect to the Conversion as a reorganization of entities under common control, with assets and liabilities recorded at their historical costs. You should read this information in conjunction with the Partnership's historical financial statements delivered with this Consent Solicitation/Confidential Offering Memorandum and the pro forma financial information included in the section titled "Pro Forma Consolidated Financial Data."

                                Year Ended                 Nine Months Ended
                             December 31, 2000             September 30, 2001
                             -----------------             ------------------

                           Historical   Pro forma         Historical   Pro forma
                           ----------   ---------         ----------   ---------
Per Unit/Share:

Net Income(1)               $  0.47      $  0.38            $  0.65     $  0.58
Distributions Paid(1)       $  0.86      $  0.86            $  0.55     $  0.55
Book Value(2)               $  8.21      $  8.19            $  8.08     $  8.06

----------
(1) The pro forma net income per share and distributions paid per share data for Franklin Street Properties Corp. for the year ended December 31, 2000 and the nine-month period ended September 30, 2001 have been prepared as if the Conversion had occurred on January 1, 2000. The weighted average shares are 18,974,000 for the year ended December 31, 2000 and 24,487,244 for the nine-month period ended September 30, 2001. The weighted average shares outstanding are the same as the previously reported weighted average units of general and limited partnership interest outstanding for the Partnership.
(2) Book value per share of Common Stock was calculated by using the shareholders' equity as reflected in the historical and pro forma financial statements divided by the number of shares of Common Stock outstanding at the end of the period. The total units/shares issued and outstanding are 24,434,595 and 24,586,249 as of December 31, 2000 and September 30, 2001, respectively.

                               THE GENERAL PARTNER

      The Partnership has not included an audited balance sheet of the General Partner in this Consent Solicitation/Confidential Offering Memorandum because the Partnership does not believe the information that would be set forth in such a balance sheet is material to a Limited Partner's decision with respect to the Conversion for the following reasons:

      o The General Partner has no assets other than its interest in the Partnership.

      o The only financial activity of the General Partner is the receipt of cash distributions from the Partnership and their distribution to the General Partner's members.

      o The General Partner has no commitment, intent or reasonable probability of funding cash flow deficits or furnishing other direct or indirect financial assistance to the Partnership.

      o     The Partnership pays no fees or other compensation to the General
            Partner.

      Limited Partners should see Note 8 to the financial statements in the Partnership's Form 10 for additional information on the General Partner's activities and the Partnership's relationship with the General Partner.

           CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING
                            AND FINANCIAL DISCLOSURE

      On October 11, 2001, the Partnership dismissed BDO Seidman, LLP as its independent certified public accountants and retained PricewaterhouseCoopers LLP as its independent certified public accountants. Limited Partners should also read the Partnership's Form 8-K that is being delivered with this Consent Solicitation/Confidential Offering Memorandum for additional information regarding the change of accountants.

           QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

      The Partnership is not a party to derivative commodity investments. The Partnership's only financial instruments (as defined by Financial Accounting Standards Board Statement No. 107) are its cash and cash equivalents for which cost approximates market value.

      The Partnership's only indebtedness consists of draws from time to time upon its $53 million line of credit from Citizens Bank. These borrowings bear interest at a variable rate. The Partnership uses the funds it draws on its line of credit only for the purpose of making interim mortgage loans to Sponsored Entities. These mortgage loans bear interest at the same variable rate payable by the Partnership under its line of credit. Therefore, the Partnership believes that it has mitigated its interest rate risk with respect to its borrowings.

                   POLICIES WITH RESPECT TO CERTAIN ACTIVITIES

      The Partnership's investment objectives and policies are set forth in Item 1 "Business" of the Partnership's Form 10 that is being delivered herewith. The REIT's investment objectives and policies, in addition to those currently being pursued by the Partnership, will include acting in a manner to preserve the REIT's status as a real estate investment trust for federal income tax purposes. The Partnership's policies with respect to these activities have been established by management and may be amended or revised from time to time following the Conversion at the discretion of the Board of Directors of the REIT without a vote of the stockholders of the REIT. No assurance can be given that Franklin Street's objectives will be attained.

                        DIRECTORS AND EXECUTIVE OFFICERS

      The Partnership has no individual directors or executive officers. The general partner of the Partnership is FSP General Partner LLC (the "General Partner"). For a list of the executive officers of the General Partner and information regarding each of them, Limited Partners should see Item 5 "Directors and Officers" of the Partnership's Form 10 that is being delivered herewith.

      The Board of Directors of the REIT is divided into three classes as nearly equal in number as possible, with the term of office of one class expiring in each year. The directors will be responsible for electing the REIT's executive officers, who will serve at the discretion of the Board of Directors. The directors of the REIT and the year in which their initial term in office ends are set forth below:

            George J. Carter                                       2002
            Richard R. Norris                                      2002
            Barbara J. Corinha                                     2003
            William W. Gribbell                                    2003
            Janet P. Notopoulos                                    2004
            R. Scott MacPhee                                       2004

      The executive officers of the REIT and the offices held by them are set forth below:

            George J. Carter            President and Chief Executive Officer
            Barbara J. Corinha          Vice President, Chief Operating Officer,
                                        Treasurer and Secretary
            R. Scott MacPhee            Executive Vice President
            Richard R. Norris           Executive Vice President
            William W. Gribbell         Executive Vice President
            Janet P. Notopoulos         Vice President

      Limited Partners should see Item 5 "Directors and Officers'" of the Partnership's Form 10 that is being delivered herewith for information regarding the directors and officers of the REIT.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

      For a discussion of the compensation arrangements with the Partnership's executive directors and officers, who will also be the executive officers and directors of the Company, Limited Partners should see Item 6 "Executive Compensation" of the Partnership's Form 10. These compensation arrangements will not change as a result of the Conversion.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      On July 1, 2001, the Partnership issued Units as compensation to the persons set forth below, each of whom will be an executive officer and director of the REIT:

                                                         Number of Units
            Name                                              Issued
            ------------------------------------      -----------------------

            George J. Carter                                   69,565
            Richard R. Norris                                  37,593
            R. Scott MacPhee                                   19,339
            William W. Gribbell                                12,633
            Barbara J. Corinha                                  5,217
            Janet P. Notopoulos                                 4,782

      For additional information on transactions with such persons, Limited Partners should see Items 6 "Executive Compensation" and 7 "Certain Relationships and Related Transactions" of the Partnership's Form 10.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

      The following table sets forth information regarding the beneficial ownership of partnership interests in the Partnership as of October 1, 2001 of:
(1) each person known by us to own beneficially five percent or more of the outstanding Units; (2) each of the Partnership's directors and executive officers; and (3) all of the Partnership's directors and executive officers as a group. The Partnership is managed by the General Partner, whose managing member is George J. Carter. Accordingly, the General Partner and Mr. Carter are treated as directors of the Partnership, and the executive officers of the General Partner are treated as executive officers of the Partnership. Unless otherwise indicated in the footnotes to the table, the beneficial owners named have, to our knowledge, sole voting and investment power with respect to the Units beneficially owned, subject to community property laws where applicable.

Units of Limited Partnership
Interest Beneficially Owned
or Into Which Securities are
Convertible(1)
---------------------------------

                 Name of Holder                      Number           Percent

     George J. Carter                                453,284            1.92%
     Richard R. Norris(3)                             58,909              *
     R. Scott MacPhee                                 37,375              *
     William W. Gribbell                              21,701              *
     Barbara J. Corinha                               10,217              *
     Janet P. Notopoulos                               9,783              *

     All Executive Officers as a Group               591,269            2.50%
     (consisting of 6 persons)                    =============      ===========

Units of General
Partnership Interest Beneficially
Owned or Into Which
Securities are Convertible (1)(2)
---------------------------------

                 Name of Holder                      Number            Percent

     George J. Carter                                321,955            33.94%
     Richard R. Norris                               202,999            21.40%
     R. Scott MacPhee                                290,786            30.66%
     William W. Gribbell                             107,769            11.36%
     Barbara J. Corinha                               15,159             1.60%
     Janet P. Notopoulos                               2,500              *

     All Executive Officers as a Group               941,168            99.23%
     (consisting of 6 persons)                    =============      ===========

----------------------------
* Less than one percent.

(1) There are no securities convertible into Units of limited partnership interest or units of general partnership interest.

(2) FSP General Partners LLC owns 948,499.2 units of general partnership interest in the Partnership, which equals a 3.86% interest in the cash distributions, profits and losses of the Partnership. Mr. Carter, who may be deemed to be a director of the Partnership, is the managing member of the General Partner and each of the other executive officers of the Partnership is a member of the General Partner.

(3) Includes 48,251 Units owned by the Richard R. Norris Living Trust, and 10,658 Units owned by the Karen C. Norris Living Trust which Mr. Norris may be deemed to beneficially own. Excludes 5,664 Units owned by Gretchen
      D. Norris as to which Mr. Norris has power of attorney but as to which Mr. Norris disclaims beneficial ownership.

                         NO DISSENTERS' APPRAISAL RIGHTS

      Limited Partners who object to the Conversion will have no dissenters' appraisal rights (i.e., the right to seek judicial determination of the "fair value" of their Units of limited partnership interest and to receive cash in that amount rather than to receive Common Stock) under state law or under the Partnership's Third Amended and Restated Partnership Agreement, as amended (the "Partnership Agreement"), nor will such rights be voluntarily accorded to the Limited Partners. Thus, approval of the Conversion by the holders of a majority of all Units outstanding on the Record Date will bind all Limited Partners, and objecting Limited Partners will have no alternative to receiving Common Stock other than by selling their Units. However, there is no liquid market for the sale of the Units. If the Conversion is effected, the Company may list the Common Stock on a national securities exchange, but it has no obligation and no present intention to do so.

                              DESCRIPTION OF STOCK

      The following summary description of the capital stock of the REIT is qualified in its entirety by reference to the Articles and the Bylaws of the REIT attached hereto as Appendices B and C, respectively.

General

      The authorized capital stock of the REIT consists of 180,000,000 shares of Common Stock and 20,000,000 shares of Preferred Stock. Upon the consummation of the Conversion, 24,586,249 shares of Common Stock will be issued and outstanding, and no shares of Preferred Stock will be issued and outstanding.

Common Stock

      All shares of Common Stock issued in the Conversion will be duly authorized, fully paid and nonassessable. Subject to the preferential rights of any shares of Preferred Stock hereinafter designated by the Board of Directors of the REIT, holders of shares of Common Stock will be entitled to receive dividends on the stock if, as and when authorized and declared by the Board of Directors of the REIT out of assets legally available therefor and to share ratably in the assets of the REIT legally available for distribution to its stockholders in the event of its liquidation, dissolution or winding-up after payment of, or adequate provision for payment of, all known debts and liabilities of the REIT. The REIT intends to pay regular quarterly dividends.

      Each outstanding share of Common Stock entitles the holder thereof to one vote on all matters submitted to a vote of stockholders, including the election of directors and, except as otherwise required by law or except as provided with respect to any other class or series of stock, the holders of shares of Common Stock will possess the exclusive voting power. There is no cumulative voting in the election of directors, which means that the holders of a majority of the outstanding shares of Common Stock can elect all of the directors then standing for election and the holders of the remaining shares will not be able to elect any directors. Holders of shares of Common Stock have no conversion, sinking fund or preemptive rights to subscribe for any securities of the REIT.

      Shares of Common Stock will have equal dividend, distribution, liquidation and other rights and will have no preference or exchange rights.

      Pursuant to the Maryland General Corporation Law (the "MGCL"), a corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or consolidate unless approved by the holders of at least two-thirds of the shares of stock entitled to vote on the matter unless a lesser percentage (but not less than a majority of all of the votes to be cast on the matter) is set forth in the corporation's charter. The Articles provide that the REIT may amend the Articles, merge, sell all or substantially all of its assets, engage in a share exchange or consolidate, with the approval of the holders of a majority of the shares of stock entitled to vote on the matter.

Preferred Stock

      The Board of Directors of the REIT may authorize from time to time, without further action by the stockholders, the issuance from time to time of shares of Preferred Stock in one or more separately designated classes. The Board of Directors of the REIT may set the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption of the shares of each class of Preferred Stock. The Board of Directors of the REIT could authorize the issuance of shares of Preferred Stock with terms and conditions which could have the effect of discouraging a takeover or other transaction in which holders of some, or a majority of, shares of Common Stock might receive a premium for their shares of Common Stock over the then-prevailing market price of those shares of Common Stock.

      Upon consummation of the Merger, there will be no outstanding shares of Preferred Stock, and the REIT has no present plans to issue any Preferred Stock.

Ownership Limits

      In order for the REIT to maintain its qualification as a real estate investment trust, among other things, not more than 50% in value of the REIT's outstanding shares of Common Stock and Preferred Stock (the "Equity Securities") may be owned, directly or indirectly, by five or fewer individuals (as defined in the Code to include certain entities). To ensure this standard, the Articles of the REIT provide that holders of Equity Securities cannot beneficially or constructively own (as defined in the Articles) more than 9.8% of the number of shares or value of the outstanding Equity Securities of the REIT (the "Ownership Limit") and that no stockholder will be able to transfer or acquire shares that would result in the outstanding equity shares of the REIT being beneficially owned by fewer than 100 persons.

      Any transfer of shares of Equity Securities that would (i) cause any person to beneficially or constructively own shares of Equity Securities in excess of the Ownership Limit, (ii) result in the shares of Equity Securities being owned by fewer than 100 persons, (iii) result in the REIT being "closely held' within the meaning of section 856(h) of the Code, or (iv) otherwise cause the REIT to fail to qualify as a real estate investment trust, shall be null and void, and the intended transferee will acquire no rights to the shares of Equity Securities.

      The restriction on transferability and ownership described in (i) above will not apply if the Board of Directors of the REIT, in its sole and absolute discretion, waives the application of the Ownership Limit to a person subject to such limit, provided that (A) the Board of Directors of the REIT obtains such representations and undertakings from such person and any other person as the Board of Directors may deem appropriate and (B) such person agrees in writing that any violation or attempted violation of such representations or undertakings or any other action which is contrary to the restrictions imposed by the Articles will result in the treatment, to the extent necessary to cure such violation or action, of the Equity Shares owned by such person as Excess Shares (as defined below).

      If any purported transfer of Equity Securities or other event resulting in an increase in any holder's percentage interest in Equity Securities would cause a purported transferee or holder to be in violation of the Ownership Limit or would cause the REIT to be disqualified as a real estate investment trust, then the purported transferee or holder (the "Prohibited Owner") shall not acquire or shall cease to own, as the case may be, such number of shares in excess of the Ownership Limit (the "Excess Shares"). Any Excess Shares will be transferred automatically to a trust, the beneficiary of which will be one or more qualified charitable organizations selected by the REIT. Such automatic transfer shall be deemed to be effective as of the close of business on the business day prior to the date of such violative transfer or event.

      The REIT will appoint the trustee of the trust (who will be unaffiliated with the REIT and any Prohibited Owner). The trustee will be required to designate one or more persons who could own such Excess Shares without violating the Ownership Limit or causing the REIT to be disqualified as a REIT ("Permitted Transferees") and to use best efforts to sell such Excess Shares to such Permitted Transferees.

      Excess Shares held in the trust shall be deemed to have been offered for sale to the REIT, or its designee, at a price per share equal to the lesser of
(i) in the case of Excess Shares resulting from a purchase, the price per share in the transaction that resulted in such purchase or, in the case of Excess Shares resulting from any event other than a purchase, the market price on the date of such event or (ii) the market price on the date the REIT, or its designee, accepts such offer. The REIT will have the right to accept such offer for a period ending upon the sale by the trustee to one or more Permitted Transferees.

      All certificates representing shares of Equity Securities will bear a legend referring to the restrictions described above.

      The REIT is required to keep such records as will disclose the actual ownership of its outstanding shares of Equity Securities. Accordingly, to enable the REIT to comply with such record keeping requirements, each record and beneficial owner of Equity Securities will, upon demand, be required to disclose to the REIT in writing such information as the REIT may request in order to determine the REIT's status as a real estate investment trust, to comply with the requirements of any taxing authority or governmental agency and to ensure compliance with the Ownership Limit.

      The ownership limitations described above could have the effect of delaying, deferring or preventing a change of control of the REIT in which holders of Common Stock might receive a premium for their shares over the then prevailing market price.

Unregistered Shares

      The shares of Common Stock have not been registered under the Securities Act, and the REIT has no present plan to effect such registration. Accordingly, the shares of Common Stock must be held indefinitely unless they are subsequently registered under the Securities Act or unless an exemption from such registration is available pursuant to the rules of the Securities and Exchange Commission. A new holding period for purposes of Rule 144 under the Securities Act will commence upon the Effective Date.

Redemption

      The Articles provide that on an annual basis the REIT will use its best efforts to redeem any shares of Common Stock from holders desiring to sell them. Any holder wishing to take advantage of this opportunity must so request no later than July 1 of any year for a redemption that would be effective the following January 1. The purchase price paid by the REIT will be 90% of the fair market value of the shares purchased, as determined by the Board of Directors in its sole and absolute discretion after consultation with an adviser selected by the Board of Directors.

      The REIT will not redeem any shares of Common Stock if:

      o The REIT is insolvent or the redemption would render the REIT insolvent;

      o     The redemption would impair the capital or operations of the REIT;

      o The redemption would contravene any provision of federal or state securities laws;

      o The redemption would result in the REIT's failing to qualify as a real estate investment trust; or

      o The Board of Directors determines that the redemption would otherwise not be in the best interests of the REIT.

      If the REIT is unable to purchase any shares of Common Stock offered for redemption, the REIT will use its best efforts to arrange for a purchase by a third party or parties, each of whom must be an Accredited Investor within the meaning of Regulation D and must have a pre-existing relationship with the REIT. In addition, the REIT will have the right to satisfy its obligation to effect redemption by arranging for a purchase by such a third party or parties at the redemption price.

      The REIT has no obligations to redeem shares of Common Stock during any period that the Common Stock is listed for trading on a national securities exchange or the NASDAQ National Market System.

Classification of the Board of Directors

      The Bylaws provide that the number of directors of the REIT shall be as set forth in the Articles or as may be established by the Board of Directors of the REIT but may not be fewer than one. Any vacancy will be filled, at any regular meeting or at any special meeting called for that purpose, by a majority of the directors then in office. The stockholders may elect a director to fill a vacancy on the Board of Directors which results from the removal of a director. Pursuant to the terms of the Articles, the directors are divided into three classes. One class will hold office initially for a term expiring at the annual meeting of stockholders to be held in 2002, another class will hold office initially for a term expiring at the annual meeting of stockholders to be held in 2003 and another class will hold office initially for a term expiring at the annual meeting of stockholders to be held in 2004. As the term of each class expires, directors in that class will be elected for a term of three years. The REIT believes that classification of the Board of Directors will help to assure the continuity and stability of the REIT's business strategies and policies as determined by the Board of Directors.

      The classified director provision could have the effect of making the removal of incumbent directors more time-consuming and difficult, which could discourage a third party from making a tender offer or otherwise attempting to obtain control of the REIT, even though such an attempt might be beneficial to the REIT and its stockholders. At least two annual meetings of stockholders, instead of one, will generally be required to effect a change in a majority of the Board of Directors. Thus, the classified board provision could increase the likelihood that incumbent directors will retain their positions. Further, holders of shares of Common Stock will have no right to cumulative voting for the election of directors. Consequently, at each annual meeting of stockholders, the holders of a majority of shares of Common Stock will be able to elect all of the successors of the class of directors whose term expires at that meeting.

                  COMPARISON OF RIGHTS OF LIMITED PARTNERS AND
                STOCKHOLDERS; CERTAIN PROVISIONS OF MARYLAND LAW

General

      The Partnership is organized as a Massachusetts limited partnership, and the REIT is organized as a corporation under the laws of the State of Maryland. As a Massachusetts limited partnership, the Partnership is subject to the Massachusetts Uniform Limited Partnership Act (the "MULPA"). As a Maryland corporation, the REIT is subject to the MGCL.

      The discussion of the comparative rights of the Limited Partners of the Partnership and stockholders of the REIT sets forth the material differences between such comparative rights.

This discussion does not purport to include non-material differences and, to the extent of non-material differences, is subject to and qualified in its entirety by reference to the MULPA and the MGCL and also to the Third Amended and Restated Limited Partnership Agreement, as amended by the First Amendment and the Second Amendment thereto (collectively, the "Partnership Agreement"), the Articles and the Bylaws of the REIT. Copies of the Articles and Bylaws are attached hereto as Appendices B and C, respectively.

      The REIT has been organized under the MGCL pursuant to Articles filed on October 9, 2001.

Management

      The Partnership Agreement provides that the General Partner has exclusive discretion to manage and control the business of the Partnership. A general partner may be removed, with or without cause, upon the affirmative vote of a majority in interest of the general partners of record. Currently, however, FSP General Partner LLC is the only general partner. The Limited Partners have no right to elect or to remove any general partner.

      Pursuant to the MGCL, the business and affairs of a corporation are managed by or under the direction of its board of directors. The MGCL further provides that the board of directors may be divided into classes. In accordance with this authority, the Articles provide for three classes of directors. The Articles provide that the number of directors of the REIT initially shall be six, which number may be increased or decreased pursuant to the Bylaws of the REIT but in no event shall be less than one, the minimum number required by the MGCL. Under the Articles, the directors are divided in three classes, as nearly equal in number as possible, with the term of one class expiring at each annual meeting of stockholders. At each annual meeting of stockholders, one class of directors will be elected for a term of three years, and the directors in the other two classes will continue in office. Under the Articles, a director may be removed only for cause based on a material breach of his duties or obligations to the Company, and then only by the affirmative vote of the holders of at least two-thirds of the votes entitled to be cast in the election of directors. Any vacancy (whether arising through death, retirement, resignation or removal) other than through an increase in the number of authorized directors will be filled by the affirmative vote of a majority of the remaining directors. A vacancy on the Board of Directors resulting from an increase in the number of directors will be filled by the affirmative vote of a majority of the entire Board of Directors. A director so elected to fill a vacancy will serve for the remainder of the term of the class to which such director was elected.

Voting Rights

      Under the Partnership Agreement, Limited Partners may affirmatively vote by a majority in interest of the Limited Partners and with the consent of the General Partner, to amend the Partnership Agreement, provided that, among other things, such amendment does not allow the Limited Partners to take part in the control of the Partnership's business or otherwise modify their limited liability, alter the rights, powers or duties of the General Partner or the capital contribution or interest of the General Partner, or alter any Limited Partner's share of profits, losses or distributions. Under the MULPA, the affirmative vote of a majority in interest of the Limited Partners is required for the merger of the Partnership.

      Subject to any preferential rights that may be granted to one or more classes of Preferred Stock, the Articles provide each holder of Common Stock has one vote in respect of each share of Common Stock held of record on all matters to be voted upon by the stockholders. Generally, matters submitted o the stockholders require the affirmative vote of stockholders holding a majority of the then outstanding capital stock present in person or by proxy entitled to vote thereon at a duly convened meeting of stockholders. Certain amendments to the Articles require the approval of a specified super-majority (80%) of the shares of capital stock of the Company issued and outstanding and entitled to vote on the matter. See "Amendments to the Partnership Agreement and the Articles of Incorporation."

      The Bylaws of the REIT require notice of at least 90 days and not more than 120 days before the anniversary of the mailing date of the notice of the preceding year's annual meeting of stockholders in order for a stockholder (a) to nominate a director or (b) to propose other business. The Bylaws contain a similar notice requirement in connection with the nomination of directors at a special meeting of stockholders called for the purpose of electing one or more directors. Accordingly, failure to act in compliance with the notice provisions will make stockholders unable to nominate directors or propose new business.

Special Meetings

      Meetings of the Limited Partners for the purpose of acting upon any matter upon which the Limited Partners are entitled to vote may be called by the General Partner at any time and shall be called by the General Partner no more than 15 days after receipt of a written request signed by Limited Partners owning at least 25% of the outstanding units.

      Under the REIT's Bylaws, the President, Chief Executive Officer or a majority of the Board of Directors may call special meetings of stockholders. Special meetings of stockholders may also be called by the Secretary upon the written request of stockholders who are entitled to cast more than 50% of all the votes entitled to be cast at such meeting. Such request must state the purpose or purposes of such meeting and the matters proposed to be acted upon at such meeting.

Amendment to the Partnership Agreement, the Articles of Incorporation and the Bylaws

      The Partnership Agreement provides that it may be amended by the General Partner, without the consent or approval of the Limited Partner, to: (i) add to the duties or obligations of the General Partner or surrender any right or power of the General Partner; (ii) cure any ambiguity or correct any inconsistency in the any other provision of the Partnership Agreement; or (iii) take any action it deems necessary in its sole discretion to establish a public market for the Units. In addition, the General Partner may amend the Partnership Agreement without the consent of the Limited Partners if it is advised by its legal counsel that the allocations of profits and losses are unlikely to be respected for federal income tax purposes. Finally, the General Partner may, without the consent or approval of the Limited Partners, amend the Partnership Agreement from time to time, including amending and restating it, in any manner as it, in its sole discretion, deems necessary or appropriate in connection with establishing, or taking steps to establish, a public market for the Units; provided, however, that no such amendment may (i) increase the amount of capital contributions required to be made by any Limited Partner, (ii) increase the liability for any Limited Partner or (iii) affect the method of allocation of cash distributions among Limited Partners. The Limited Partners also have rights to amend the Partnership Agreement with the consent of the General Partner. See "--Voting Rights."

      The Board of Directors of the REIT has the right to amend the Articles, without any vote or consent of the stockholders, to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class that the REIT has authority to issue. Any other amendment to the Articles requires the recommendation of the Board of Directors of the REIT and the affirmative vote of the holders of a majority of the outstanding capital stock entitled to vote. Notwithstanding the foregoing, any amendment (i) that would cause the REIT not to qualify as a real estate investment trust (unless the Board determines that such qualification is no longer in the best interest of the Company), (ii) relating to the classification of directors, removal of directors, limitation of liability of officers and directors or indemnification of officers and directors, or (iii) imposing cumulative voting in the election of directors, requires the affirmative vote of the holders of no less than 80% of the shares of capital stock outstanding and entitled to vote.

      The Board of Directors of the REIT has the power to adopt, alter or repeal any provisions of the Bylaws and to make new Bylaws. The stockholders of the REIT have no powers with respect to adoption, alterations or repeal of the Bylaws.

Dissolution of the Partnership and the REIT and Termination of REIT Status

      Under the terms of the Partnership Agreement, the Partnership has infinite life, but it will be dissolved upon a date designated by the General Partner and upon the occurrence of an event of withdrawal (as defined in the MULPA) with respect to a general partner unless there is at least one general partner that continues to serve as a general partner, or if there is no general partner, a majority in interest of the Limited Partners elect, within 90 days after such occurrence, to continue the Partnership and the Partnership business.

      The MGCL permits the voluntary dissolution of the REIT by the affirmative vote of the holders of not less than two-thirds of the outstanding capital stock at a meeting of stockholders called for that purpose. Under the Articles, a merger, consolidation, share exchange or sale of all or substantially all of the assets must be approved by the affirmative vote of the holders of not less than a majority of the outstanding shares of capital stock at a meeting of stockholders called for that purpose.

      The Articles permit the Board of Directors of the REIT to terminate the status of the Company as a real estate investment trust under the Code at any time if the Board of Directors concludes that it is no longer in the best interest of the REIT to continue to qualify as a real estate investment trust.

Liquidation Rights

      In the event of liquidation of the Partnership, the proceeds of such liquidation would be applied, first, in accordance with the provisions of the Partnership Agreement and applicable law to the payment of creditors of the Partnership in order of priority provided by law, second, to the creation of a reserve for contingent liabilities in any amount determined by the liquidator or the General Partner and, thereafter, any remaining proceeds (or assets in kind) would be distributed to the Limited Partners in proportion to and satisfaction of the positive balances in their capital accounts.

      In the event of liquidation of the REIT, the holders of the Common Stock would be entitled to share ratably in proportion to the number of shares of Common Stock held by them in any assets remaining after satisfaction of obligations to creditors and any liquidation preferences on any series of Preferred Stock that may then be outstanding.

Limitations of Liability of General Partner and Directors and Officers

      The Partnership Agreement provides that the General Partner shall not be liable in damages or otherwise to the Partnership or the Limited Partners for any act or omission performed or omitted by it in good faith and in a manner reasonably believed by the General Partner to be within the scope of authority granted by the Partnership Agreement if the General Partner shall not have been guilty of gross negligence or willful misconduct with respect to such acts or omissions.

      The Articles contain a provision eliminating the personal liability of a director or officer to the REIT or its stockholders for monetary damages to the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted. The MGCL currently permits the liability of directors and officers to a corporation or its stockholders for money damages to be limited, except (i) to the extent that a judgment or other final adjudication is entered adverse to the director or officer in a proceeding based on a finding that the director's or officer's action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding or (ii) to the extent it is proved that the director or officer actually received an improper benefit or profit in money, property or services. This provision does not limit the ability of the REIT or its stockholders to obtain other relief, such as an injunction or rescission.

Indemnification

      The Partnership Agreement provides that the Partnership will, to the fullest extent permitted by law, indemnify and hold harmless the General Partner including employees, agents, partners, officers and directors of the General Partner against any cost, expense (including attorneys' fees), loss, damage, judgment or liability reasonably incurred by or imposed upon him or in connection with any action, claim, suit or proceeding provided that the indemnitee acted in good faith and in a manner it believed to be in, or not opposed to, the interests of the Partnership.

      The Articles require the REIT to indemnify its directors, officers, employees, agents and other persons acting on behalf of or at the request of the REIT to the fullest extent permitted from time to time by Maryland law. The MGCL permits a corporation to indemnify its directors, officers and certain other parties against judgments, penalties, fines, settlements and reasonable expenses, including attorneys' fees, actually incurred by them in connection with any proceeding to which they may be made a party by reason of their services to or at the request of the corporation, unless it is established that
(i) the act or omission of the indemnified party was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty, (ii) the indemnified party actually received an improper personal benefit, or (iii) in the case of any criminal proceeding, the indemnified party had reasonable cause to believe that the act or omission was unlawful. Indemnification may be made against judgments, penalties, fines, settlements and reasonable expenses actually incurred by the director or officer in connection with the proceeding; provided, however, that if the proceeding is one by or in the right of the corporation, indemnification may not be made with respect to any proceeding in which the director or officer has been adjudged to be liable to the corporation. In addition, a director or officer may not be indemnified with respect to any proceeding charging improper personal benefit to the director or officer in which the director or officer was adjudged to be liable on the basis that personal benefit was improperly received. It is the position of the Securities and Exchange Commission that indemnification of directors and officers for liabilities arising under the Securities Act is against public policy and is unenforceable pursuant to Section 14 of the Securities Act.

Derivative Actions

      Under the MULPA, a Limited Partner may bring an action in the right of the Partnership if the General Partner has refused to bring such an action or if an effort to cause the General Partner to bring such an action is not likely to succeed.

      Under the MGCL, a stockholder may bring an action on behalf of the REIT to recover a judgment in its favor (a derivative action) where the directors have improperly refused to institute the action after demand by the stockholder or when such demand would be futile.

Transferability of Equity Interests

      Under the Partnership Agreement, until such time as the Units are listed for trading on a national stock exchange, transferability of the Units is limited and is subject to the written approval of the General Partner, the granting or denying of which is in the General Partner's absolute discretion. Any assignment must be executed by the assignor and assignee on a form satisfactory to the General Partner and its terms must not contravene those set forth in the Partnership Agreement. The assignee of any Unit has certain rights of ownership but may become a substitute Limited Partner only upon meeting certain conditions, including the execution of an agreement to be bound by the Partnership Agreement and a power of attorney authorizing the General Partner to act on his behalf in connection with certain affairs of the Partnership. The Articles do not impose any restrictions on transfer other than those described under "Description of Stock - Ownership Limits." Transfers of Units or Common Stock would be subject to compliance with applicable securities laws. See "Description of Stock - Unregistered Shares."

      The Partnership Agreement provides that on an annual basis the Partnership will use its best efforts to repurchase any Units from Limited Partners desiring to sell them. Any Limited Partner wishing to take advantage of this opportunity must so request no later than July 1 of any year for a purchase which would be effective the following January 1. The purchase price paid by the Partnership will be 90% of the fair market value, as determined by the General Partner, of the Units purchased. The Partnership may satisfy these obligations by arranging for a purchase by a third party. The Articles of the REIT contain corresponding provisions. See "Description of Stock - Redemption".

Inspection of Books and Records

      The Partnership Agreement provides that all partners, and their duly authorized representatives, shall at all reasonable times have access to the books and records kept by the General Partner.

      Under the MGCL, a stockholder has the right to inspect and copy during normal business hours the Bylaws, minutes of the proceedings of stockholders, the REIT's annual statement of affairs and any voting trust agreements on file at the REIT's principal office. A stockholder or stockholders who individually or together have been stockholders or record of at least 5% of any class of stock for at least six months may (i) on written request, inspect and copy during regular business hours the REIT's books of account and stock ledger, (ii) require the REIT to produce a verified statement of affairs and (iii) require the REIT to produce a verified list of its stockholders.

Distributions and Dividends

      Pursuant to the Partnership Agreement, cash available for distribution to partners of the Partnership is distributed, subject to the prior payment of fees and obligations of the Partnership as they come due, pro rata to the Limited Partners in proportion to the number of Units held by each of them.

      Dividends on the Common Stock of the Company may be paid after any preferential dividends on the then outstanding Preferred Stock and then only if, as and when declared by the Board of Directors of the REIT in its discretion.

Issuances of New Classes of Securities

      The Board of Directors of the REIT may authorize from time to time, without further action by the stockholders, the issuance of shares of Preferred Stock in one or more separately designated classes with such rights, powers and other terms and conditions as the Board of Directors may determine.

      The General Partner may from time to time, without the consent of the Limited Partners, admit new Limited Partners or limited partners holding a new class of limited partnership interests.

Business Combinations

      Under the MGCL, certain "business combinations" (including a merger, consolidation, share exchange, or, in certain circumstances, an asset transfer or issuance or reclassification of equity securities) between a Maryland corporation and any person who, after the date on which the corporation had 100 or more beneficial owners, directly or indirectly beneficially owns 10% or more of the voting power of a corporation's shares or an affiliate of the corporation who, at any time within the two-year period prior to the date in question and after the date on which the corporation had 100 or more beneficial owners, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation (the "Interested Stockholder") or an affiliate thereof are prohibited for five years after the most recent date on which the Interested Stockholder became an Interested Stockholder. Thereafter any such business combination must be recommended by the Board of Directors of such corporation and approved by the affirmative vote of at least (i) 80% of the votes entitled to be cast by holders of outstanding voting shares of the corporation and (ii) two-thirds of the votes entitled to be cast by holders of outstanding voting shares of the corporation other than shares held by the Interested Stockholder with whom the business combination is to be effected, unless, among other things, the corporation's stockholders receive a minimum price (as defined in the MGCL) for their shares and the consideration is received in cash or in the same form as previously paid by the Interested Stockholder for its shares. These provisions of Maryland law do not apply, however, to business combinations that are approved or exempted by the Board of Directors of the corporation prior to the time that the Interested Stockholder becomes an Interested Stockholder.

    INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

      No director or officer of the Partnership or the REIT nor any associate of such persons has any substantial interest, direct or indirect, in any matter to be acted upon pursuant to this Consent Solicitation/Confidential Offering Memorandum except through the ownership of equity interests in the Partnership. No director of the Partnership or the REIT has any intention to oppose any action to be taken pursuant to this Consent Solicitation/Confidential Offering Memorandum.

                        FEDERAL INCOME TAX CONSIDERATIONS

General

      The following is a discussion of all of the material United States federal income tax considerations associated with the Conversion and with the ownership of the Common Stock. The following discussion is not exhaustive of all possible tax considerations. Moreover, the discussion contained herein does not address all aspects of taxation that may be relevant to particular Limited Partners in light of their personal tax circumstances, or to certain types of Limited Partners subject to special treatment under federal income tax laws, including insurance companies, tax-exempt organizations (except to the extent discussed under the heading "Taxation of Tax-Exempt Shareholders"), financial institutions, broker-dealers, and foreign corporations and persons who are not citizens or residents of the United States (except to the extent discussed under the heading "Taxation of Non-U.S. Shareholders").

      The statements in this discussion are based upon, and qualified in their entirety by, current provisions of the Code, existing, temporary, and currently-proposed Treasury Regulations promulgated under the Code, existing administrative rulings and practices of the Internal Revenue Service, and judicial decisions. No assurances can be given that future legislative, administrative, or judicial actions or decisions, which may be retroactive in effect, will not affect the accuracy of any of the statements in this Consent Solicitation.

      EACH LIMITED PARTNER IS URGED TO CONSULT HIS, HER, OR ITS OWN TAX ADVISOR REGARDING THE SPECIFIC TAX CONSEQUENCES TO THE LIMITED PARTNER OF THE CONVERSION AND OF THE OWNERSHIP AND SALE OF STOCK IN AN ENTITY ELECTING TO BE TAXED AS A REAL ESTATE INVESTMENT TRUST, INCLUDING THE FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF SUCH CONVERSION, OWNERSHIP AND SALE, AS WELL AS POTENTIAL CHANGES IN THE APPLICABLE TAX LAWS.

Opinion of Counsel

      Upon, and as a condition to the consummation of the Conversion, Hale and Dorr LLP ("Counsel") will deliver to the General Partner an opinion to the effect that subject to the qualifications set forth in the opinion and discussed below (see "Tax Consequences of the Conversion"), (i) the Conversion will be treated for federal income tax purposes as a tax-free transaction under Sections 351 and 731 of the Code, (ii) the summary of the federal income tax consequences to the Limited Partners set forth in this section addresses all material federal income tax consequences of the Conversion, and (iii) to the extent that such summary involves matters of law, it is accurate in all material respects under the Code, Treasury Regulations and existing interpretations thereof and represents Counsel's opinion as to how such matters would be resolved by a court if presented with the issues discussed herein. No legal opinion has been obtained regarding any other tax issues and it is not anticipated that such an opinion will be obtained. In addition, an opinion of counsel is not binding on the Internal Revenue Service (the "IRS") or the courts. Accordingly, there can be no assurance that some of the conclusions set forth in this section will not be challenged by the IRS and that any such challenge will not be sustained by the courts.

Tax Consequences of the Conversion

      Assuming no material changes in the applicable federal income tax laws prior to the Effective Date, Counsel will issue its opinion to the General Partner based upon certain factual representations made by the REIT and certain assumptions set forth in the opinion that the Conversion will be treated as a tax-free transaction under Sections 351 and 731 of the Code and to the extent that the summary of tax matters contained in this section titled "Federal Income Tax Considerations" involves matters of law, such description is accurate in all material respects under the relevant authorities and represents Counsel's opinion as to how such matters would be resolved by a court if presented with such matters. Based on current authority, the Conversion will be treated as a contribution by the Partnership of its assets (the "Contributed Assets") to the REIT in exchange for the Common Stock and the assumption by the REIT of the Partnership's liabilities followed by a distribution of the Common Stock to the Partners in liquidation of the Partnership.

      As a result of the Conversion being treated as described above, the following collateral federal income tax consequences will result:

      1. Each Limited Partner will have an adjusted basis in the Common Stock equal to the basis that the Limited Partner had in his or her interest in the Partnership immediately prior to the Conversion, decreased by the Limited Partner's share of any liabilities of the Partnership assumed by the REIT;

      2. The holding period of the Common Stock received by each Limited Partner will include the holding period that the Partnership had in the Contributed Assets (other than any Contributed Assets that were not held as capital assets or as depreciable assets);

      3. The basis of the Contributed Assets in the hands of the REIT following the Conversion will equal the basis that the Partnership had in the Contributed Assets immediately prior to the Conversion; and

      4. The REIT's holding period for the Contributed Assets received in the Conversion will include the Partnership's holding period for the Contributed Assets prior to the Conversion.

      This summary does not address all tax considerations that may be relevant to the Conversion. Moreover, certain transactions undertaken by the REIT or by the Shareholders (as defined below) following the Conversion may prevent the Conversion from being tax free. This summary and the opinion of Counsel are based on the facts and law relating to the Conversion as of the date of this Consent Solicitation/Confidential Offering Memorandum and do not address or cover the tax consequences of any transaction undertaken by the REIT or the Shareholders following the Conversion or the effect, if any, that such subsequent transactions may have on the tax consequences described above. Accordingly, each Limited Partner is urged to consult his or her tax advisor regarding all of the tax consequences of the Conversion that may be relevant to the Limited Partner in light of his or her particular circumstances, including the state, local and foreign tax consequences of the Conversion, as well as the effect that any subsequent transaction may have on the tax consequences set forth above.

      Currently, all of the income of the Partnership (including its share of income from FSP Investments LLC) passes through and is taxed directly to the Limited Partners and the General Partner. Following the Conversion, the REIT generally will be taxable only on its undistributed income, and the REIT's stockholders generally will be taxable on the income distributed to them. However, because the operations of FSP Investments LLC are of a nature and scope that would cause the REIT to fail to qualify as a real estate investment trust under the Code, its operations will be held in a taxable REIT subsidiary. As a result, FSP Investments LLC will be directly taxed on its income, so that only its after-tax income will be available for distribution to the

REIT's stockholders. In general, any of the after-tax income distributed to the REIT's stockholders will be includable in the REIT's stockholders' taxable income and will be subject to a second level of tax. See "Federal Income Tax Considerations -Taxation of REIT - Requirements for Qualification as a Real Estate Investment Trust - Introduction."

Tax Consequences of REIT Election

Introduction

      The REIT plans to make an election to be taxed as a real estate investment trust under Section 856 of the Code, commencing with its taxable year beginning January 1, 2002. Following the Conversion, the Limited Partners will be treated as shareholders of the REIT (the "Shareholders"). The sections of the Code and Treasury Regulations applicable to qualification and operation as a real estate investment trust are highly technical and complex. Although the REIT believes that it will be organized and will operate in a manner necessary to satisfy the requirements for taxation as a real estate investment trust under the Code, many of which are discussed below, no assurances can be given that the REIT will be able to so operate for all periods following the Conversion. In arriving at the belief that the REIT will be organized and operated in a manner that will satisfy these requirements, the Partnership has considered its assets and operations over the twelve months ended October 31, 2001.

Taxation of the REIT

      General.

      If the REIT qualifies as a real estate investment trust, it generally will not be subject to federal corporate income taxes on its net income to the extent that the income is currently distributed to stockholders. The benefit of this tax treatment is that it substantially eliminates the "double taxation" resulting from the taxation at both the corporate and stockholder levels that generally results from owning stock in a corporation. Accordingly, income generated by the REIT generally will be subject to taxation solely at the stockholder level upon distribution from the REIT. The REIT will, however, be required to pay certain federal income taxes, including in the following circumstances:

      o The REIT will be subject to federal income tax at regular corporate rates on taxable income, including net capital gain, that it does not distribute to stockholders during, or within a specified time period after, the calendar year in which such income is earned.

      o The REIT will be subject to the "alternative minimum tax" on its undistributed items of tax preference.

      o The REIT will be subject to a 100% tax on net income from certain sales or other dispositions of property that it holds primarily for sale to customers in the ordinary course of business ("prohibited transactions").

      o If the REIT fails to satisfy the 75% gross income test or the 95% gross income test, both described below, but nevertheless qualifies as a real estate investment trust, the REIT will be subject to a 100% tax on an amount equal to (i) the gross income attributable to the greater of the amount by which the REIT fails the 75% or 95% gross income test multiplied by (ii) a fraction intended to reflect the REIT's profitability.

      o If the REIT fails to distribute during the calendar year at least the sum of (i) 85% of its real estate investment trust ordinary income for such year, (ii) 95% of its real estate investment trust capital gain net income for such year, and (iii) any undistributed taxable income from prior periods, the REIT will pay a 4% excise tax on the excess of such required distribution over the amount actually distributed to stockholders.

      o The REIT may elect to retain and pay income tax on some or all of its long-term capital gain, as described below.

      o The REIT may be subject to a 100% excise tax on transactions with its taxable REIT subsidiary that are not conducted on an arm's-length basis.

      Requirements for Qualification as a Real Estate Investment Trust.

      Introduction.

      In order to qualify as a real estate investment trust for federal income tax purposes the REIT must elect to be so treated and must satisfy certain statutory tests relating to, among other things, (i) the sources of its income,
(ii) the nature of its assets, (iii) the amount of its distributions, and (iv) the ownership of stock in the REIT.

      A corporation that is a "qualified REIT subsidiary" is not treated as a corporation separate from its parent real estate investment trust for federal income tax purposes. All assets, liabilities, and items of income, deduction, and credit of a qualified REIT subsidiary are treated as the assets, liabilities, and items of income, deduction and credit of the real estate investment trust. A qualified REIT subsidiary is a corporation, all of the capital stock of which is owned by a real estate investment trust and for which no election has been made to treat it as a "taxable REIT subsidiary" (as discussed below). Thus, in applying the requirements described herein, any qualified REIT subsidiary that the REIT may own in the future will be ignored and all assets, liabilities and items of income, deduction and credit of such subsidiary will be treated as the assets, liabilities, and items of income deduction and credit of the REIT.

      In the event that the REIT becomes a partner in a partnership, the REIT will be deemed to own its proportionate share (based upon its share of the capital of the partnership) of the assets of the partnership and will be deemed to be entitled to the income of the partnership attributable to such share. In addition, the assets and income of the partnership attributed to the REIT shall retain their same character as in the hands of the partnership for purposes of determining whether the REIT satisfied the income and asset tests described below.

      A real estate investment trust may own up to 100% of the stock of one or more taxable REIT subsidiaries. A taxable REIT subsidiary may earn income that would not be qualifying income, as described below, if earned directly by the parent real estate investment trust. Both the subsidiary and the real estate investment trust must jointly elect to treat the subsidiary as a taxable REIT subsidiary. Overall, not more than 20% of the value of the real estate investment trust's assets may consist of securities of one or more taxable REIT subsidiaries. A taxable REIT subsidiary will pay tax at regular corporate rates on any income that it earns. There is a 100% excise tax imposed on transactions involving a taxable REIT subsidiary and its parent real estate investment trust that are not conducted on an arm's-length basis. FSP Investments LLC will be a wholly-owned subsidiary of the REIT and FSP Investments LLC and the REIT will make a taxable REIT subsidiary election with respect to FSP Investments LLC. FSP Investments LLC will pay corporate income tax on its taxable income and its after-tax net income will be available for distribution to the REIT.

      Income Tests.

      General. The REIT must satisfy annually two tests regarding the sources of its gross income in order to maintain its real estate investment trust status. First, at least 75% of the REIT's gross income, excluding gross income from certain "dealer" sales, for each taxable year generally must consist of defined types of income that the REIT derives, directly or indirectly, from investments relating to real property or mortgages on real property or temporary investment income (the "75% Gross Income Test"). Qualifying income for purposes of the 75% Gross Income Test generally includes:

      o     "rents from real property" (as defined below);

      o interest from debt secured by mortgages on real property or on interests in real property;

      o dividends or other distributions on, and gain from the sale of, shares in other real estate investment trusts;

      o     gain from the sale or other disposition of real property; and

      o amounts (other than amounts the determination of which depends in whole or in part on the income or profits of any person) received as consideration for entering into agreements to make loans secured by mortgages on real property or on interests in real property or agreements to purchase or lease real property.

      Second, at least 95% of the REIT's gross income, excluding gross income from certain "dealer" sales, for each taxable year generally must consist of income that is qualifying income for purposes of the 75% gross income test, as well as dividends, other types of interest, and gain from the sale or disposition of stock or securities (the "95% Gross Income Test").

      Rents from Real Property. Rent that the REIT receives from real property that it owns and leases to tenants will qualify as "rents from real property" if the following conditions are satisfied:

      o First, the rent must not be based, in whole or in part, on the income or profits of any person. An amount will not fail to qualify as rent from real property solely by reason of being based on a fixed percentage (or percentages) of sales and receipts.

      o Second, neither the REIT nor any direct or indirect owner of 10% or more of its stock may own, actually or constructively, 10% or more of the tenant from which the REIT collects the rent.

      o Third, all of the rent received under a lease will not qualify as rents from real property unless the rent attributable to the personal property leased in connection with the real property constitutes no more than 15% of the total rent received under the lease.

      o Finally, the REIT generally must not operate or manage its real property or furnish or render services to its tenants, other than through an "independent contractor" who is adequately compensated and from whom the REIT does not derive revenue. The REIT may provide services directly, however, if the services are "usually or customarily rendered" in connection with the rental of space for occupancy only and are not otherwise considered rendered "primarily for the occupant's convenience." In addition, the REIT may render, other than through an independent contractor, a de minimis amount of "non-customary" services to the tenants of a property as long as the REIT's income from such services does not exceed 1% of its gross income from the property.

      Although no assurances can be given that either of the income tests will be satisfied in any given year, the REIT anticipates that its operations will allow it to meet each of the 75% Gross Income Test and the 95% Gross Income Test. Such belief is premised in large part on the REIT's expectation that substantially all of the amounts received by the REIT with respect to the Property will qualify as "rents from real property." Shareholders should be aware, however, that there are a variety of circumstances, as described above, in which rent received from a tenant will not be treated as rents from real property.

      Failure to Satisfy Income Tests. If the REIT fails to satisfy either or both of the 75% or 95% Gross Income Tests for any taxable year, the REIT may nevertheless qualify as a real estate investment trust for that year if it is eligible for relief under certain provisions of the federal income tax laws. Those relief provisions generally will be available if:

      o the REIT's failure to meet the gross income test was due to reasonable cause and not due to willful neglect;

      o the REIT attaches a schedule of the sources of its income to its federal income tax return; and

      o any incorrect information on the schedule is not due to fraud with intent to evade tax.

      It is not possible to state whether, in all circumstances, the REIT would be entitled to the benefit of the above relief provisions. Furthermore, as discussed above under the heading "Taxation of the REIT - General," even if the relief provisions apply, the REIT would incur a 100% tax on the gross income attributable to the greater of the amounts by which it fails the 75% and 95% Gross Income Tests, multiplied by a fraction that reflects the REIT's profitability.

      Asset Tests.

      The REIT also must satisfy the following four tests relating to the nature of its assets at the close of each quarter of its taxable year.

      o First, at least 75% of the value of the REIT's total assets must consist of cash or cash items, including receivables, government securities, "real estate assets," or qualifying temporary investments (the "75% Asset Test");

      o Second, no more than 25% of the value of the REIT's total assets may be represented by securities other than those that are qualifying assets for purposes of the 75% Asset Test (the "25% Asset Test");

      o Third, of the investments included in the 25% Asset Test, the value of the securities of any one issuer (other than a "taxable REIT subsidiary") that the REIT owns may not exceed 5% of the value of the REIT's total assets, and the REIT may not own 10% or more of the total combined voting power or 10% or more of the total value of the securities of any issuer (other than a "taxable REIT subsidiary"); and

      o Fourth, while the REIT may own up to 100% of the stock of a corporation that elects to be treated as a "taxable REIT subsidiary" for federal income tax purposes, at no time may the total value of the Company's stock in one or more taxable REIT subsidiaries exceed 20% of the value of the REIT's gross assets.

      The REIT intends to operate so that it will not acquire any assets that would cause it to violate any of the asset tests. If, however, the REIT should fail to satisfy any of the asset tests at the end of a calendar quarter, it would not lose its real estate investment trust status if (i) the REIT satisfied the asset tests at the end of the close of the preceding calendar quarter, and
(ii) the discrepancy between the value of the REIT's assets and the asset test requirements arose from changes in the market values of the REIT's assets and was not wholly or partly caused by the acquisition of one or more nonqualifying assets. If the REIT did not satisfy the condition described in clause (ii) of the preceding sentence, it could still avoid disqualification as a real estate investment trust by eliminating any discrepancy within 30 days after the close of the calendar quarter in which the discrepancy arose.

      Distribution Requirements.

      Each taxable year, the REIT must distribute dividends to its stockholders in an amount at least equal to:

      o 90% of the REIT's "real estate investment trust taxable income," computed without regard to the dividends paid deduction and the REIT's net capital gain or loss; and

      o     certain items of noncash income.

      The REIT must make such distributions in the taxable year to which they relate, or in the following taxable year if the REIT declares the distribution before it timely files its federal income tax return for such year and pays the distribution on or before the first regular distribution date after such declaration. Further, if the REIT fails to meet the 90% distribution requirement as a result of an adjustment to its tax returns by the Internal Revenue Service, the REIT may, if the deficiency is not due to fraud with intent to evade tax or a willful failure to file a timely tax return, and if certain other conditions are met, retroactively cure the failure by paying a deficiency dividend (plus interest) to its stockholders.

      The REIT will be subject to federal income tax on its taxable income, including net capital gain that it did not distribute to its stockholders. Furthermore, if the REIT fails to distribute during a calendar year, or, in the case of distributions with declaration and record dates falling within the last three months of the calendar year, by the end of the January following such calendar year, at least the sum of:

      o 85% of the REIT's real estate investment trust ordinary income for such year;

      o 95% of the REIT's real estate investment trust capital gain income for such year; and

      o     any of the REIT's undistributed taxable income from prior periods,

the REIT will be subject to a 4% nondeductible excise tax on the excess of such required distribution over the amount actually distributed. If the REIT elects to retain and pay income tax on the net capital gain that it receives in a taxable year, the REIT will be deemed to have distributed any such amount for the purposes of the 4% excise tax described in the preceding sentence.

      The REIT intends to make distributions to its holders of Common Stock in a manner that will allow it to satisfy the distribution requirements described above. It is possible that, from time to time, the REIT's pre-distribution taxable income may exceed its cash flow and the REIT may have difficulty satisfying the distribution requirements. The REIT intends to monitor closely the relationship between its pre-distribution taxable income and its cash flow and intends to borrow funds or liquidate assets in order to overcome any cash flow shortfalls if necessary to satisfy the distribution requirements imposed by the Code. It is possible, although unlikely, that the REIT may decide to terminate its real estate investment trust status as a result of any such cash shortfall. Such a termination would have adverse consequences to the stockholders. See "Federal Income Tax Considerations - Taxation of the REIT - General."

      Recordkeeping Requirements.

      The REIT must maintain records of information specified in applicable Treasury Regulations in order to maintain its qualification as a real estate investment trust. In addition, in order to avoid a monetary penalty, the REIT must request on an annual basis certain information from its stockholders designed to disclose the actual ownership of the REIT's outstanding stock. The REIT intends to comply with these recordkeeping requirements.

      Ownership Requirements.

      For the REIT to qualify as a real estate investment trust, shares of the REIT must be held by a minimum of 100 persons for at least 335 days in each taxable year after the REIT's first taxable year. Further, at no time during the second half of any taxable year after the REIT's first taxable year may more than 50% of the REIT's shares be owned, actually or constructively, by five or fewer "individuals" (which term is defined for this purpose to include certain tax-exempt entities including pension trusts). The Common Stock will be held by 100 or more persons. The REIT intends to continue to comply with these ownership requirements. Also, the REIT's Charter contains ownership and transfer restrictions designed to prevent violation of these requirements. The provisions of the REIT's Charter restricting the ownership and transfer of Common Stock are described in "Description of Stock -Unregistered Shares."

      Failure to Qualify.

      If the REIT failed to qualify as a real estate investment trust in any taxable year, and no relief provisions applied, the REIT would be subject to federal income tax, including any applicable alternative minimum tax, on its taxable income at regular corporate rates. In calculating the REIT's taxable income in a year in which it did not qualify as a real estate investment trust, the REIT would not be able to deduct amounts paid out to its stockholders. In fact, the REIT would not be required to distribute any amounts to its stockholders in such taxable year. In such event, to the extent of the REIT's current and accumulated earnings and profits, all distributions to stockholders would be taxable as ordinary income. Moreover, subject to certain limitations under the Code, corporate stockholders might be eligible for the dividends received deduction. Unless the REIT qualified for relief under specific statutory provisions, the REIT would be disqualified from taxation as a real estate investment trust for the four taxable years following the year in which it ceased to qualify as a real estate investment trust. The REIT cannot predict whether, in all circumstances, it would qualify for such statutory relief.

Taxation of Taxable U.S. Shareholders

      As used herein, the term "Taxable U.S. Shareholder" means a holder of Common Stock that, for United States federal income tax purposes, is:

      o     a citizen or resident of the United States;

      o a corporation, partnership, or other entity created or organized in or under the laws of the United States or any state or political subdivision thereof;

      o an estate the income of which from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States; or

      o any trust with respect to which (i) a United States court is able to exercise primary supervision over the administration of such trust, and (ii) one or more United States persons have the authority to control all substantial decisions of the trust.

      For any taxable year in which the REIT qualifies as a real estate investment trust, amounts distributed to Taxable U.S. Shareholders will be taxed as follows.

      Distributions Generally.

      Distributions made to the REIT's Taxable U.S. Shareholders out of current or accumulated earnings and profits (and not designated as a capital gain dividend) will be taken into account by such Shareholder as ordinary income and will not, in the case of a corporate Shareholder, be eligible for the dividends received deduction. To the extent that the REIT makes a distribution with respect to the Common Stock that is in excess of its current or accumulated earnings and profits, the distribution will be treated by a Taxable U.S. Shareholder first as a tax-free return of capital, reducing the Shareholder's tax basis in the Common Stock, and any portion of the distribution in excess of the Shareholder's tax basis in the Common Stock will then be treated as gain from the sale of such Common Stock. Dividends declared by the REIT in October, November, or December of any year payable to a Shareholder of record on a specified date in any such month shall be treated as both paid by the REIT and received by Shareholders on December 31 of such year, provided that the dividend is actually paid by the REIT during January of the following calendar year. Taxable U.S. Shareholders may not include on their federal income tax returns any of the REIT's tax losses.

      Capital Gain Dividends.

      Dividends to Taxable U.S. Shareholders that properly are designated by the REIT as capital gain dividends will be treated by such Shareholders as long-term capital gain, to the extent that such dividends do not exceed the REIT's actual net capital gain, without regard to the period for which the Shareholders have held the Common Stock. Taxable U.S. Shareholders that are corporations may be required, however, to treat up to 20% of particular capital gain dividends as ordinary income. Capital gain dividends, like regular dividends from a real estate investment trust, are not eligible for the dividends received deduction for corporations.

      Retained Capital Gains.

      A real estate investment trust may elect to retain, rather than distribute, its net long-term capital gain received during the tax year. To the extent designated in a notice from the REIT to its stockholders, the REIT will pay the income tax on such gains and Taxable U.S. Shareholders must include their proportionate share of the undistributed net long-term capital gain so designated in their income for the tax year. Each Taxable U.S. Shareholder will be deemed to have paid its share of the tax paid by the REIT, which tax will be credited or refunded to such Shareholder.

      Passive Activity Loss and Investment Interest Limitations.

      Distributions, including deemed distributions of undistributed net long-term capital gain, from the REIT and gain from the disposition of Common Stock will not be treated as passive activity income, and, therefore, Taxable U.S. Shareholders who are subject to the passive loss limitation rules of the Code will not be able to apply any passive activity losses against such income. Distributions from the REIT, to the extent they do not constitute a return of capital, generally will be treated as investment income for purposes of the investment income limitation on deductibility of investment interest. However, net capital gain from the disposition of

Common Stock or capital gain dividends, including deemed distributions of undistributed net long-term capital gains, generally will be excluded from investment income.

      Sale of Common Stock.

      Upon the sale of Common Stock, a Taxable U.S. Shareholder generally will recognize gain or loss equal to the difference between the amount realized on such sale and the holder's tax basis in the Common Stock sold. To the extent that the Common Stock is held as a capital asset by the Taxable U.S. Shareholder, the gain or loss will be a long-term capital gain or loss if the Common Stock has been held for more than a year, and will be a short-term capital gain or loss if the Common Stock has been held for a shorter period. In general, however, any loss upon a sale of the Common Stock by a Taxable U.S. Shareholder who has held such Common Stock for six months or less (after applying certain holding period rules) will be treated as a long-term capital loss to the extent that distributions from the REIT were required to be treated as long-term capital gain by that holder.

Taxation of Tax-Exempt Shareholders

      Tax-exempt entities, including qualified employee pension and profit sharing trusts and individual retirement accounts (collectively, "Exempt Organizations"), generally are exempt from federal income taxation. Exempt Organizations are subject to tax, however, on their unrelated business taxable income ("UBTI"). UBTI is defined as the gross income derived by an Exempt Organization from an unrelated trade or business, less the deductions directly connected with that trade or business, subject to certain exceptions. While many investments in real estate generate UBTI, the Internal Revenue Service has issued a ruling that dividend distributions from a real estate investment trust to an exempt employee pension trust do not constitute UBTI, provided that the shares of the real estate investment trust are not otherwise used in an unrelated trade or business of the exempt employee pension trust. Based on that ruling, amounts distributed to Exempt Organizations generally should not constitute UBTI. However, if an Exempt Organization finances its acquisition of Common Stock with debt, a portion of its income from the REIT will constitute UBTI pursuant to the "debt-financed property" rules.

      In addition, in certain circumstances, a pension trust that owns more than 10% of the stock of the REIT will be required to treat a percentage of the dividends paid by the REIT as UBTI based upon the percentage of the REIT's income that would constitute UBTI to the Shareholder if received directly by it. This rule applies to a pension trust holding more than 10% (by value) of the Common Stock only if (i) the percentage of the income from the REIT that is UBTI (determined as if the REIT were a pension trust) is at least 5% and (ii) the REIT is treated as a "pension-held REIT." The REIT does not expect to receive significant amounts of income that would be considered UBTI if received directly by a pension trust and does not expect to qualify as a "pension-held REIT."

Taxation of Non-U.S. Shareholders

      General.

      The rules governing United States federal income taxation of nonresident alien individuals, foreign corporations, foreign partnerships, foreign trusts and certain other foreign stockholders (collectively, "Non-U.S. Shareholders") are complex and no attempt is made herein to provide more than a general summary of such rules. This discussion does not consider the tax rules applicable to all Non-U.S. Shareholders and, in particular, does not consider the special rules applicable to U.S. branches of foreign banks or insurance companies or certain intermediaries. NON-U.S. SHAREHOLDERS SHOULD CONSULT WITH THEIR OWN TAX ADVISORS TO DETERMINE THE IMPACT OF FEDERAL, STATE, LOCAL AND FOREIGN TAX LAWS WITH REGARD TO THE CONVERSION AND THE OWNERSHIP OF THE PREFERRED STOCK, INCLUDING ANY REPORTING AND WITHHOLDING REQUIREMENTS.

      Ordinary Dividends.

      General.

      Distributions to Non-U.S. Shareholders that are not attributable to gain from sales or exchanges by the REIT of United States real property interests and are not designated by the REIT as capital gain dividends (or deemed distributions of retained capital gains) will be treated as ordinary dividends to the extent that they are made out of current or accumulated earnings and profits of the REIT. Any portion of a distribution in excess of current and accumulated earnings and profits of the REIT will not be taxable to a Non-U.S. Shareholder to the extent that such distribution does not exceed the adjusted basis of the Shareholder in the Common Stock, but rather will reduce the adjusted basis of such Common Stock. To the extent that the portion of the distribution in excess of current and accumulated earnings and profits exceeds the adjusted basis of a Non-U.S. Shareholder for the Common Stock, such excess generally will be treated as gain from the sale or disposition of the Common Stock and will be taxed as described below.

      Withholding.

      Dividends paid to Non-U.S. Shareholders may be subject to U.S. withholding tax. If an income tax treaty does not apply and the Non-U.S. Shareholder's investment in the Common Stock is not effectively connected with a trade or business conducted by the Non-U.S. Shareholder in the United States (or if a tax treaty does apply and the investment in the Common Stock is not attributable to a United States permanent establishment maintained by the Non-U.S. Shareholder), ordinary dividends (i.e., distributions out of current and accumulated earnings and profits) will be subject to a U.S. withholding tax at a 30% rate, or, if an income tax treaty applies, at a lower treaty rate. Because the REIT generally cannot determine at the time that a distribution is made whether or not it will be in excess of earnings and profits, the REIT intends to withhold on the gross amount of each distribution at the 30% rate (or lower treaty rate) (other than distributions subject to the 35% FIRPTA withholding rules described below). To receive a reduced treaty rate, a Non-U.S. Shareholder must furnish the REIT or its paying agent with a duly completed Form 1001 or Form W-8BEN (or authorized substitute form) certifying such holder's qualification for the reduced rate. Generally, a Non-U.S. Shareholder will be entitled to a refund from the Internal Revenue Service to the extent the amount withheld by the REIT from a distribution exceeds the amount of United States tax owed by such Shareholder.

      In the case of a Non-U.S. Shareholder that is a partnership or a trust, the withholding rules for a distribution to such a partnership or trust will be dependent on numerous factors, including (1) the classification of the type of partnership or trust, (2) the status of the partner or beneficiary, and (3) the activities of the partnership or trust. Non-U.S. Shareholders that are partnerships or trusts are urged to consult their tax advisors regarding the withholding rules applicable to them based on their particular circumstances.

      If an income tax treaty does not apply, ordinary dividends that are effectively connected with the conduct of a trade or business within the U.S. by a Non-U.S. Shareholder (and, if a tax treaty applies, ordinary dividends that are attributable to a United States permanent establishment maintained by the Non-U.S. Shareholder) are exempt from U.S. withholding tax. In order to claim such exemption, a Non-U.S. Shareholder must provide the REIT or its paying agent with a duly completed Form 4224 or Form W-8ECI (or authorized substitute form) certifying such holder's exemption. However, ordinary dividends exempt from U.S. withholding tax because they are effectively connected or are attributable to a United States permanent establishment maintained by the Non-U.S. Shareholder generally are subject to U.S. federal income tax on a net income basis at regular graduated rates. In the case of Non-U.S. Shareholders that are corporations, any effectively connected ordinary dividends or ordinary dividends attributable to a United States permanent establishment maintained by the Non-U.S. Shareholder may, in certain circumstances, be subject to an additional branch profits tax at a 30% rate, or lower rate specified by an applicable income tax treaty.

      Capital Gain Dividends.

      General.

      For any year in which the REIT qualifies as a real estate investment trust, distributions that are attributable to gain from sales or exchanges by the REIT of United States real property interests will be taxed to a Non-U.S. Shareholder under the provisions of the Foreign Investment in Real Property Tax Act of 1980 ("FIRPTA"). Under FIRPTA, distributions attributable to gain from sales of United States real property are taxed to a Non-U.S. Shareholder as if such gain were effectively connected with a United States trade or business. Non-U.S. Shareholders thus would be taxed at the regular capital gain rates applicable to Taxable U.S. Shareholders (subject to the applicable alternative minimum tax and a special alternative minimum tax in the case of nonresident alien individuals). Distributions subject to FIRPTA also may be subject to a 30% branch profits tax in the hands of a corporate Non-U.S. Shareholder not otherwise entitled to treaty relief or exemption.

      Withholding.

      Under FIRPTA, the REIT is required to withhold 35% of any distribution that is designated as a capital gain dividend or which could be designated as a capital gain dividend. Moreover, if the REIT designates previously made distributions as capital gain dividends, subsequent distributions (up to the amount of the prior distributions so designated) will be treated as capital gain dividends for purposes of FIRPTA withholding.

      Sale of Common Stock.

      A Non-U.S Shareholder generally will not be subject to United States federal income tax under FIRPTA with respect to gain recognized upon a sale of Common Stock, provided that the

REIT is a "domestically-controlled REIT." A domestically-controlled REIT generally is defined as a real estate investment trust in which at all times during a specified testing period less than 50% in value of the stock was held directly or indirectly by non-U.S. persons. Although currently it is anticipated that the REIT will be a domestically-controlled REIT, and, therefore, that the sale of Common Stock will not be subject to taxation under FIRPTA, there can be no assurance that the REIT will, at all relevant times, be a domestically-controlled REIT. If the gain on the sale of Common Stock were subject to taxation under FIRPTA, a Non-U.S. Shareholder would be subject to the same treatment as Taxable U.S. Shareholders with respect to such gain (subject to the applicable alternative minimum tax and a special alternative minimum tax in the case of nonresident alien individuals). In addition, a purchaser of Common Stock from a Non-U.S. Shareholder subject to taxation under FIRPTA generally would be required to deduct and withhold a tax equal to 10% of the amount realized by a Non-U.S. Shareholder on the disposition. Any amount withheld would be creditable against the Non-U.S. Shareholder's FIRPTA tax liability.

      Even if gain recognized by a Non-U.S. Shareholder upon the sale of Common Stock is not subject to FIRPTA, such gain generally will be taxable to such Shareholder if:

      o an income tax treaty does not apply and the gain is effectively connected with a trade or business conducted by the Non-U.S. Shareholder in the United States (or, if an income tax treaty applies and the gain is attributable to a United States permanent establishment maintained by the Non-U.S. Shareholder), in which case, unless an applicable treaty provides otherwise, a Non-U.S. Shareholder will be taxed on his or her net gain from the sale at regular graduated U.S. federal income tax rates. In the case of a Non-U.S. Shareholder that is a corporation, such Shareholder may be subject to an additional branch profits tax at a 30% rate, unless an applicable income tax treaty provides for a lower rate and the Shareholder demonstrates its qualification for such rate; or

      o the Non-U.S. Shareholder is a nonresident alien individual who holds the Common Stock as a capital asset and was present in the United States for 183 days or more during the taxable year and certain other conditions apply, in which case the Non-U.S. Shareholder will be subject to a 30% tax on capital gains.

      Estate Tax Considerations.

      The value of Common Stock owned, or treated as owned, by a Non-U.S. Shareholder who is a nonresident alien individual at the time of his or her death will be included in the individual's gross estate for United States federal estate tax purposes, unless otherwise provided in an applicable estate tax treaty.

Information Reporting and Backup Withholding

      The REIT is required to report to its Shareholders and to the Internal Revenue Service the amount of distributions paid during each tax year, and the amount of tax withheld, if any. These requirements apply even if withholding was not required with respect to payments made to a Shareholder. In the case of Non-U.S. Shareholders, the information reported may also be made available to the tax authorities of the Non-U.S. Shareholder's country of residence, if an applicable income tax treaty so provides.

      Backup withholding generally may be imposed at the rate of 30.5% on certain payments to Shareholders unless the Shareholder (i) furnishes certain information, or (ii) is otherwise exempt from backup withholding.

      A Shareholder who does not provide the REIT with his or her correct taxpayer identification number also may be subject to penalties imposed by the IRS. In addition, the REIT may be required to withhold a portion of capital gain distributions to any Shareholders who fail to certify their non-foreign status to the REIT.

      Shareholders should consult their own tax advisors regarding their qualification for an exemption from backup withholding and the procedure for obtaining an exemption. Backup withholding is not an additional tax. Rather, the amount of any backup withholding with respect to a distribution to a Shareholder will be allowed as a credit against such holder's United States federal income tax liability and may entitle the Taxable U.S. Shareholder to a refund, provided that the required information is furnished to the Internal Revenue Service.

      In general, backup withholding and information reporting will not apply to a payment of the proceeds of the sale of Common Stock by a Non-U.S. Shareholder by or through a foreign office of a foreign broker effected outside of the United States; provided, however, that foreign brokers having certain connections with the United States may be obligated to comply with the backup withholding and information reporting rules. Information reporting (but not backup withholding) will apply, however, to a payment of the proceeds of a sale of Common Stock by foreign offices of certain brokers, including foreign offices of a broker that:

      o     is a United States person;

      o derives 50% or more of its gross income for certain periods from the conduct of a trade or business in the United States; or

      o is a "controlled foreign corporation" for United States tax purposes.

      Information reporting will not apply in the above cases if the broker has documentary evidence in its records that the holder is a Non-U.S. Shareholder and certain conditions are met, or the Non-U.S. Shareholder otherwise establishes an exemption.

      Payment to or through a United States office of a broker of the proceeds of a sale of Common Stock is subject to both backup withholding and information reporting unless the Shareholder certifies in the manner required that he or she is a Non-U.S. Shareholder and satisfies certain other qualifications under penalties of perjury or otherwise establishes an exemption.

State and Local Tax

      The discussion herein concerns only the United States federal income tax treatment likely to be accorded to the REIT and its Shareholders. No consideration has been given to the state and local tax treatment of such parties. The state and local tax treatment may not conform to the federal treatment described above. As a result, a Limited Partner should consult his or her own tax advisor regarding the specific state and local tax consequences of the Conversion and ownership and sale of Common Stock in the REIT.

                                  LEGAL MATTERS

      Hale and Dorr LLP, Boston, Massachusetts, will deliver opinions to the effect that (i) upon consummation of the Merger, the Common Stock offered hereby will be validly issued, fully paid and nonassessable and (ii) the Conversion should be treated for federal income tax purposes as a tax-free transaction and the discussion under "Federal Income Tax Considerations," to the extent it involves matters of law, is accurate in all material respects.

                                                                      APPENDIX A

                          AGREEMENT AND PLAN OF MERGER

                                 BY AND BETWEEN

                        FRANKLIN STREET PROPERTIES CORP.

                                 (THE "COMPANY")

                                       AND

                  FRANKLIN STREET PARTNERS LIMITED PARTNERSHIP

                                October 10, 2001

                          AGREEMENT AND PLAN OF MERGER

            This AGREEMENT AND PLAN OF MERGER (this "Agreement") is made and entered into as of October 10, 2001 by and between Franklin Street Properties Corp. (the "Company"), a Maryland corporation, and Franklin Street Partners Limited Partnership, a Massachusetts limited partnership (the "Partnership").

                                    RECITALS

            WHEREAS, the Partnership is the owner of certain real properties listed on Exhibit A hereto (each such property, including any buildings, structures or other improvements situated thereon, a "Property" and, collectively, the "Properties");

            WHEREAS, the general partner of the Partnership (the "General Partner") and the Board of Directors of the Company (the "Board") believe that it is in the best interests of the Company and the Partnership, respectively, and the Partnership's limited partners to consummate, and have approved, the business combination transaction provided for herein, pursuant to which the Partnership will be merged with and into the Company, with the Company continuing as the surviving entity (the "Merger");

            WHEREAS, the General Partner and the Board have agreed to effect the transactions provided for herein upon the terms and subject to the conditions set forth herein;

            WHEREAS, the Company and the Partnership desire to make certain representations, warranties and agreements in connection with the Merger.

            NOW, THEREFORE, in consideration of the foregoing and of the representations, warranties, covenants and agreements contained herein, the parties hereto hereby agree as follows:

                                    ARTICLE 1
                                   THE MERGERS

      1.1 The Mergers. Subject to the terms and conditions of this Agreement, at the Effective Time (as hereinafter defined), the Partnership will be merged with and into the Company in accordance with the applicable provisions of the Massachusetts Uniform Limited Partnership Act (the "MULPA") and the Maryland General Corporation Law (the "MGCL"), and the separate existence of the Partnership shall thereupon cease. The Company shall continue as the surviving entity of the Merger.

      1.2 The Closing. Subject to the terms and conditions of this Agreement, the closing of the Merger (the "Closing") shall take place at the offices of Hale and Dorr LLP, 60 State Street, Boston, Massachusetts at 9:00 a.m., local time, on December 28, 2001 or at such other time and date following the day on which the last of the conditions set forth in Article 6 shall be fulfilled or waived in accordance herewith as the parties hereto may agree. The holders of units of limited partnership interest in the Partnership ("Partnership Units") are hereinafter referred to as the "Unitholders." The date on which the Closing occurs is hereinafter referred to as the "Closing Date."

      1.3 Effective Time. If all of the conditions to the Merger set forth in
Article 6 shall have been fulfilled or waived in accordance herewith with respect to the Company and the Partnership, and this Agreement shall not have been terminated as provided in Article 7, the parties hereto shall promptly cause to be properly executed, verified and delivered for filing on the Closing Date a certificate of merger satisfying the requirements of the MULPA (a "Certificate of Merger") and the articles of merger satisfying the requirements of the MGCL (the "Articles of Merger", and together with the Certificate of Merger, the "Merger Documents") for the Merger. The Merger shall become effective upon the acceptance for record of the Merger Documents by (i) the Secretary of the Commonwealth of the Commonwealth of Massachusetts in accordance with the MULPA and (ii) the State Department of Assessments and Taxation of the State of Maryland in accordance with the MGCL or at such later time upon which the parties hereto shall have agreed and designated in such filing in accordance with applicable law as the effective time of the Merger (the "Effective Time").

                                    ARTICLE 2
                              MERGER CONSIDERATION

      2.1 Cancellation of Units.

      As a result of the Merger and without any action on the part of the holders thereof, all Partnership Units in the Partnership shall cease to be outstanding, shall be canceled and retired and shall cease to exist, and each holder of such Partnership Units shall thereafter cease to have any rights with respect to such Partnership Units.

      2.2 Merger Consideration.

      At the Effective Time, by virtue of the Merger and without any further action by the Board or any general partner or limited partner of the Partnership, (I) each Unitholder in the Partnership shall receive for each Partnership Unit such Unitholder holds of record, one share of Common Stock, par value $.0001 per share, of the Company (the "Common Stock"), (ii) the General Partner shall receive for each unit of general partnership interest the General Partner holds of record, one share of Common Stock, and (iii) the one share of Common Stock held as of the date hereof by the Partnership shall be canceled.

                                    ARTICLE 3
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

            The Company represents and warrants to the Partnership that the statements contained in this Article 3 are true and correct, except as set forth in the disclosure schedule delivered at or prior to the execution hereof to the Partnership (the "Company Disclosure Schedule"). The Company Disclosure Schedule shall be arranged in paragraphs corresponding to the numbered and letter paragraphs contained in this Article 3, and the disclosures in any paragraph of the Company Disclosure Schedule shall also be deemed to qualify all other paragraphs in this Article 3.

      3.1 Due Organization; Authority.

            (a) The Company is a corporation duly organized and validly existing under the laws of the State of Maryland. The Company (i) has the authority to conduct its business as currently conducted and to own and operate the properties that it now owns and operates, and (ii) is duly licensed or qualified to do business in, and is in good standing under the laws of, all jurisdictions in which the transaction of its business makes such qualification necessary, except where the failure to be so licensed or qualified would not reasonably be expected to have a material adverse effect on the business, assets, prospects, results of operations or financial condition of the Company (a "Company Material Adverse Effect").

            (b) The Company has provided the Partnership with a true and complete copy of its articles of incorporation, together with all amendments thereto.

      3.2 Authorization; Validity; Effect of Agreement. The Company has all requisite power, authority and legal right to enter into this Agreement and to consummate the Merger. The execution and delivery of this Agreement by the Company and, subject to the approval of this Agreement by the stockholder of the Company, the consummation by the Company of the Merger have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement is a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

      3.3 Capitalization. The authorized capital stock of the Company consists of (a) 20,000,000 shares of preferred stock, par value $.0001 per share, none of which are issued and outstanding as of the date of this Agreement and (b) 180,000,000 shares of Common Stock, of which one share is issued and outstanding as of the date of this Agreement. The issued and outstanding share of Common Stock is owned by the Partnership.

      3.4 No Violation.

            (a) Neither the execution and delivery by the Company of this Agreement, nor the consummation by the Company of the Merger and compliance by the Company with the provisions hereof, will: (i) conflict with or violate any provision of the Company's articles of incorporation or bylaws; (ii) require on the part of the Company or any Subsidiary (as defined below) any consent, approval or authorization of, or declaration, filing or registration with, any federal governmental or regulatory authority, except (x) the filing of the Merger Documents or (y) where the failure to obtain any such consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority would not reasonably be expected to have a Company Material Adverse Effect and would not adversely affect the consummation of the transactions contemplated hereby; (iii) conflict with, result in a breach of, constitute (with or without due notice or lapse of time or both) a default under, result in the acceleration of obligations under, create in any party the right to terminate, modify or cancel, or require any notice, consent or waiver under, any contract or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound or to which any of their assets is subject, except for (A) any conflict, breach, default, acceleration, termination, modification or cancellation which would not have a Company Material Adverse Effect and would not adversely affect the consummation of the transactions contemplated hereby or
(B) any notice, consent or waiver the absence of which would not have a Company Material Adverse Effect and would not adversely affect the consummation of the transactions contemplated hereby; (iv) result in the imposition of any mortgage, pledge, security interest, encumbrance, charge or other lien (whether arising by contract or by operation of law) upon any property or assets of the Company or any Subsidiary; or (v) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Company or any Subsidiary or any of their properties or assets. A "Subsidiary" is each corporation, partnership, joint venture or other entity in which an entity has, directly or indirectly, an equity interest representing 50% or more of the capital stock thereof or other equity interests therein (individually, a "Subsidiary" and, collectively, the "Subsidiaries").

            (b) Except as expressly contemplated by this Agreement, no other action is required to be taken by the Company to permit the execution, delivery and performance of (I) this Agreement, (ii) all other documents and certificates expressly contemplated hereby, and (iii) the Merger, and no consent or approval of any third party or governmental authority is or was required or appropriate in connection with the execution of this Agreement, or to consummate the transactions expressly contemplated hereunder, except such as have been obtained or will be obtained prior to the Closing.

                                    ARTICLE 4
                REPRESENTATIONS AND WARRANTIES OF THE PARTNERSHIP

      The Partnership represents and warrants to the Company that the statements contained in this Article 4 are true and correct, except as set forth in the disclosure schedules delivered at or prior to the execution hereof by the Partnership to the Company (the "Partnership Disclosure Schedule"). The Partnership Disclosure Schedule shall be arranged in paragraphs corresponding to the numbered and letter paragraphs contained in this Article 4, and the disclosures in any paragraph of the Partnership Disclosure Schedule shall also be deemed to qualify all other paragraphs in this Article 4.

      4.1 Due Organization; Authority.

            (a) The Partnership is a limited partnership duly organized and validly existing under the laws of the Commonwealth of Massachusetts. The Partnership (i) has the authority to conduct its business as currently conducted and to own and operate the properties that it now owns and operates, and (ii) is duly licensed or qualified to do business in, and is in good standing under the laws of, all jurisdictions in which the transaction of its business makes such qualification necessary, except where the failure to be so licensed or qualified would not reasonably be expected to have a material adverse effect on the business, assets, prospects, results of operations or financial condition of the Partnership (a "Partnership Material Adverse Effect").

            (b) The Partnership has provided the Company with a true and complete copy of its Amended and Restated Partnership Agreement together with all amendments thereto (the "Partnership Agreement").

      4.2 Authorization; Validity; Effect of Agreement.

            (a) The Partnership has all requisite power, authority and legal right to enter into this Agreement and to consummate the Merger. The execution and delivery of this Agreement by the Partnership and, subject to the approval of this Agreement by the limited partners of the Partnership, the consummation by the Partnership of the Merger have been duly authorized by all necessary partnership action on the part of the Partnership, and this Agreement is a legal, valid and binding obligation of the Partnership, enforceable against the Partnership in accordance with its terms.

      4.3 No Violation.

            (a) Neither the execution and delivery by the Partnership of this Agreement, nor the consummation by the Partnership of the Merger and compliance by the Partnership with the provisions hereof, will: (i) conflict with or violate any provision of the Partnership Agreement; (ii) require on the part of the Partnership or any Subsidiary any consent, approval or authorization of, or declaration, filing or registration with, any federal governmental or regulatory authority, except (x) the filing of the Merger Documents or (y) where the failure to obtain any such consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority would not reasonably be expected to have a Partnership Material Adverse Effect and would not adversely affect the consummation of the transactions contemplated hereby; (iii) conflict with, result in a breach of, constitute (with or without due notice or lapse of time or both) a default under, result in the acceleration of obligations under, create in any party the right to terminate, modify or cancel, or require any notice, consent or waiver under, any contract or instrument to which the Partnership or any Subsidiary is a party or by which the Partnership or any Subsidiary is bound or to which any of its assets is subject, except for (A) any conflict, breach, default, acceleration, termination, modification or cancellation which would not have a Partnership Material Adverse Effect and would not adversely affect the consummation of the transactions contemplated hereby or (B) any notice, consent or waiver the absence of which would not have a Partnership Material Adverse Effect and would not adversely affect the consummation of the transactions contemplated hereby; (iv) result in the imposition of any mortgage, pledge, security interest, encumbrance, charge or other lien (whether arising by contract or by operation of law) upon any property or assets of the Partnership or any Subsidiary; or (v) violate any order, write, injunction, decree, statute, rule or regulation applicable to the Partnership or any Subsidiary or any of their properties or assets.

            (b) Except as expressly contemplated by this Agreement, no other action is required to be taken by the Partnership to permit the execution, delivery and performance of (I) this Agreement, (ii) all other documents and certificates expressly contemplated hereby, and (iii) the Merger, and no consent or approval of any third party or governmental authority is or was required or appropriate in connection with the execution of this Agreement, or to consummate the transactions expressly contemplated hereunder, except such as have been obtained or will be obtained prior to the Closing.

                                    ARTICLE 5
                                    COVENANTS

      5.1 Conduct of Business. Prior to the Effective Time, or the earlier termination of this Agreement, each of the Company and the Partnership shall (i) carry on its business in the ordinary course in substantially the same manner as previously conducted, (ii) use its reasonable efforts to preserve intact its present business organization and goodwill, (iii) maintain permits, licenses and authorizations and (iv) preserve its relationships with third parties.

      5.2 Other Actions. Neither the Company nor the Partnership shall take or omit to take any action that would result in any of the representations and warranties of the Company or the Partnership, respectively, made in or pursuant to this Agreement becoming untrue or incomplete, in any of the covenants and agreements of the Company or the Partnership, respectively, being breached, or in any of the conditions to the Closing not being satisfied; provided, however, that nothing in this Agreement shall be construed to prohibit or restrict the ability of the Partnership to declare and pay to its Unitholders distributions in respect of third quarter 2001 operations (collectively, the "Distributions"), in accordance with the terms of the Partnership Agreement.

      5.3 Approval of Unitholders. Promptly following the execution of this Agreement, the Company and the Partnership shall distribute a Consent Solicitation/Confidential Offering Memorandum to the Unitholders asking the Unitholders to vote upon the adoption of this Agreement and the Merger. The Consent Solicitation/Confidential Offering Memorandum shall contain the recommendation of the General Partner that the Unitholders approve the adoption of this Agreement and the Merger. The General Partner of the Partnership, subject to and in accordance with applicable law, shall use its reasonable best efforts to obtain such approval described in this Section 5.3, including without limitation, by timely mailing the Consent Solicitation/Confidential Offering Memorandum to the Unitholders of the Partnership.

      5.4 Consents and Approvals. The Company and the Partnership shall each use all reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all other things necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement, to obtain in a timely manner all necessary consents, waivers, approvals, authorizations and orders and to make all necessary registrations and filings, and otherwise to satisfy or cause to be satisfied all conditions precedent to its obligations under this Agreement.

                                    ARTICLE 6
          CONDITIONS TO EACH PARTY'S OBLIGATIONS TO EFFECT THE MERGERS

            The respective obligations of the parties hereto to consummate the Merger pursuant to the terms of this Agreement are subject to satisfaction of the following conditions precedent on or prior to the Closing Date. In the event that one or more of these conditions are not satisfied on or prior to the Closing Date, the party or parties whose obligations hereunder are subject to the satisfaction of such condition or conditions may either elect to terminate this Agreement or waive the satisfaction of such condition. The conditions are:

            (a) this Agreement and the Merger shall have been approved by a majority in interest of the Partnership Unitholders;

            (b) the Company shall reasonably believe that (i) the number of Unitholders who are not Accredited Investors (as defined in Rule 501(a) of Regulation D of the Securities Act of 1933, as amended) does not exceed 35 and
(ii) that each of such Unitholders who is not an Accredited Investor, either alone or with his/her/its purchaser representative(s), has such knowledge and experience in financial and business matters that he/she/it is capable of evaluating the merits and risks of the Merger;

            (c) all necessary consents, waivers, approvals, authorizations or orders required to be obtained and the making of all filings required to be made by any of the parties for the authorization, execution and delivery of this Agreement and the consummation of the transactions contemplated thereby shall have been obtained or made, as the case may be, on or prior to (and remaining in effect at) the Closing Date;

            (d) the Company shall have received, on or prior to the Closing Date, an opinion from Hale and Dorr LLP to the effect that (1) the Merger should be treated for federal income tax purposes as a tax-free transaction and (2) in all material respects, as of the Closing Date, the discussion set forth under "Federal Income Tax Considerations" in the Consent Solicitation/Confidential Offering Memorandum, including any opinions expressed therein, is accurate; and

            (e) there shall have been no statute, rule, order or regulation enacted or issued by the United States or any State thereof, or by a court, that prohibits the consummation of the Merger.

            If any event shall occur or any matter shall be brought to the attention of the Company that, in its sole judgment, materially affects, whether adversely or otherwise, the Company, the Partnership, or one or more of the Properties, subject to the terms of this Agreement, the Company reserves the right to modify or amend the terms of the Merger to take such event or matter into account, or to take any other actions as may be appropriate, including, without limitation, canceling the Merger. Any determination of the Company concerning the events and matters set forth above will be final and binding on all parties to this Agreement. The conditions described in clauses (b), (c), (d) and (f), above, may be waived by the Company in whole or in part if, in the opinion of the Company, such waiver does not materially affect the terms of the transaction.

                                    ARTICLE 7
                             TERMINATION AND WAIVER

      7.1 Termination. This Agreement may be terminated, and the Merger may be abandoned, at any time before the Closing Date, notwithstanding approval of the Merger by the Unitholders by the mutual written consent of the Company and the General Partner;

      7.2 Effect of Termination. In the event of termination of this Agreement as provided in Section 7.1 hereof, this Agreement shall become void and there shall be no liability or obligation on the part of any party hereto or its respective affiliates, partners or officers, except to the extent that such termination results from the willful breach of a party hereto of any of its representations, warranties, covenants or agreements made in or pursuant to this Agreement.

      7.3 Extension; Waiver. At any time prior to the Closing Date, the parties hereto may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto,
(ii) waive any inaccuracies in the representations and warranties of the other parties hereto contained herein or made in connection herewith, and (iii) waive compliance with any of the agreements of the other parties hereto contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

      7.4 No Survival of Representations and Warranties. None of the representations and warranties contained in this Agreement shall survive the Closing Date.

                                    ARTICLE 8
                                  MISCELLANEOUS

      8.1 Assignment. The Company may not assign its rights under this Agreement without the consent of the Partnership. The Partnership may assign its rights under this Agreement.

      8.2 Entire Agreement; Modifications; Amendments.

            (a) This Agreement embodies and constitutes the entire understanding between the parties with respect to the transactions contemplated herein, and all prior or contemporaneous agreements, understandings, representations and statements, oral or written, are merged into this Agreement. Except as expressly otherwise provided herein, neither this Agreement nor any provision hereof may be waived, modified, amended, discharged or terminated except by an instrument in writing signed by the party against which the enforcement of such waiver, modification, amendment, discharge or termination is sought, and then only to the extent set forth in such instrument.

            (b) Subject to applicable law, this Agreement may be amended by the Company and the Partnership at any time prior to the filing of the Merger Documents with the

State Department of Assessments and Taxation of the State of Maryland and the Secretary of the Commonwealth of the Commonwealth of Massachusetts; provided, however, that after approval by Unitholders holding a majority of the Partnership Units of the Partnership, without further approval of the Unitholders of the Partnership, no amendment may be made that alters or changes
(i) the number of shares of Common Stock which the Unitholders in the Partnership shall be entitled to receive, (ii) the articles of incorporation of the Company or (iii) the terms and conditions of this Agreement, if such alteration or change would have a material adverse effect on the Unitholders.

      8.3 Notices. All notices, demands or other writings in this Agreement provided to be given or made or sent, or which may be given or made or sent, by either party hereto to the other may be given personally or may be delivered by depositing the same in the U.S. mail, certified, return receipt requested, postage prepaid or by delivering the same to an air courier service, postage prepaid, properly addressed and sent to the address of such party as set forth below, or such other address as either party may from time to time designate by written notice to the other. Notice given by mail shall be considered effective upon the expiration of five business days after deposit. Notice given in any other manner shall be effective only if and when received by the addressee.

      If to the Company:

            Franklin Street Properties Corp.
            c/o Franklin Street Partners Limited Partnership
            401 Edgewater Place, Suite 200
            Wakefield, Massachusetts 01880
            Attention:  George J. Carter
            Fax:  (800) 950-6288

      with a copy to:

            Hale and Dorr LLP
            60 State Street
            Boston, Massachusetts 02109
            Attention:  Kenneth A. Hoxsie, Esq.
            Fax: (617) 526-5000

      If to the Partnership:

            c/o FSP General Partner, LLC
            401 Edgewater Place, Suite 200
            Wakefield, Massachusetts 01880
            Attention:  George J. Carter, President
            Fax:  (800) 950-6288
      with a copy to:

            Hale and Dorr LLP
            60 State Street
            Boston, Massachusetts 02109
            Attention:  Kenneth A. Hoxsie, Esq.
            Fax: (617) 526-5000

      8.4 Interpretation. Words of any gender used in this Agreement shall be held and construed to include any other gender, and words of a singular number shall be held to include the plural and vice versa, unless the context requires otherwise.

      8.5 Captions. The captions used in this Agreement are for convenience only and shall not be deemed to construe or to limit the meaning of the language of this Agreement.

      8.6 Counterparts. This Agreement may be executed in any number of identical counterparts. If so executed, each of such counterparts is to be deemed an original for all purposes, and all such counterparts shall collectively constitute one agreement, but in making proof of this Agreement it shall not be necessary to produce or account for more than one such counterpart.

      8.7 Binding Effect. Subject to the restrictions on assignment contained in
Section 8.1 hereof, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

      8.8 Attorneys' Fees. Should any party hereto employ an attorney or attorneys to enforce any of the provisions hereof or to protect its interest in any manner arising under this Agreement, or to recover damages for the breach hereof, the nonprevailing party or parties in any action pursued in courts of competent jurisdiction (the finality of which action is not legally contested) agrees to pay to the prevailing party or parties all reasonable costs, damages and expenses, including attorneys' fees, expended or incurred in connection therewith; provided, however, that if more than one item is disputed and the final decision is against each party as to one or more of the disputed items, then such costs, expenses and attorneys' fees shall be apportioned in accordance with the monetary values of the items decided against each party.

      8.9 No Waiver; Severability. The failure of any party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, and shall in no way affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach. If any provision of this Agreement, or the application thereof to any person or circumstances shall, for any reason and to any extent, be invalid or unenforceable, but the extent of the invalidity or unenforceability does not destroy the basis of the bargain between the parties as contained herein, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected thereby but rather shall be enforced to the greatest extent permitted by law.

      8.10 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland.

      IN WITNESS WHEREOF, this Agreement has been executed by each of the parties as of the date first set forth above.

                                COMPANY:

                                FRANKLIN STREET PROPERTIES CORP.

                                By:
                                   ---------------------------------------------
                                Name: George J. Carter
                                Title:  President

                                PARTNERSHIP:

                                FRANKLIN STREET PARTNERS LIMITED PARTNERSHIP

                                By:  FSP General Partner LLC
                                     Its General Partner

                                By:
                                   ---------------------------------------------
                                Name: George J. Carter
                                Title:  President

                                                                      APPENDIX B

                        FRANKLIN STREET PROPERTIES CORP.

                            ARTICLES OF INCORPORATION

                                    ARTICLE I

                                  INCORPORATOR

      The undersigned, Kenneth A. Hoxsie, whose address is c/o Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, being at least eighteen years of age, acting as incorporator, does hereby form a corporation under the General Laws of the State of Maryland.

                                   ARTICLE II

                                      NAME

      The name of the corporation (hereinafter, the "Corporation") is

                        FRANKLIN STREET PROPERTIES CORP.

                                   ARTICLE III

                                    PURPOSES

      The purposes for which and any of which the Corporation is formed and the business and objects to be carried on and promoted by it are:

      (1) To engage in business as a real estate investment trust, qualifying as such under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended, or any successor statute (the "Code" and any references herein to provisions of the Code shall include the successors to such provisions) and to perform any and all activities and functions in connection therewith or related thereto.

      (2) To engage in and perform any other activities or functions which may lawfully be performed by a business corporation organized under the General Laws of the State of Maryland.

      The foregoing enumerated purposes and objects shall be in no way limited or restricted by reference to, or inference from, the terms of any other clause of this or any other Article of the Charter of the Corporation, and each shall be regarded as independent; and they are intended to be and shall be construed as powers as well as purposes and objects of the Corporation and shall be in addition to and not in limitation of the general powers of corporations under the General Laws of the State of Maryland.

                                   ARTICLE IV

                          PRINCIPAL OFFICE IN MARYLAND

      The present address of the principal office of the Corporation in the State of Maryland is c/o The Corporation Trust Incorporated, 32 South Street, Baltimore, Maryland 21202. The Corporation may have such other offices or places of business within or without the State of Maryland as the Board of Directors of the Corporation may determine.

                                    ARTICLE V

                                 RESIDENT AGENT

      The name and address of the resident agent of the Corporation is The Corporation Trust Incorporated, 32 South Street, Baltimore, Maryland 21201. Said resident agent is a Maryland corporation.

                                   ARTICLE VI

                             SHARES OF CAPITAL STOCK

Section 1.  Authorized Shares of Capital Stock

      (a) Authorized Shares. The total number of shares of capital stock of all classes that the Corporation has authority to issue is 200,000,000 shares, consisting of

            (i) 20,000,000 shares of Preferred Stock, par value $.0001 per share (the "Preferred Shares"), which may be issued in one or more classes as described in Section 3 of this Article VI; and

            (ii) 180,000,000 shares of Common Stock, par value $.0001 per share (the "Common Shares").

      Each class of the Preferred Shares and the Common Shares shall each constitute a separate class of capital stock of the Corporation.

      (b) Terminology and Aggregate Par Value. The Common Shares and the Preferred Shares are collectively referred to herein as the "Equity Shares." The aggregate par value of all of the Corporation's authorized shares having par value is $20,000.

      (c) Increase or Decrease in Authorized Shares. The Board of Directors of the Corporation may amend these Articles of Incorporation, without any vote or consent of the stockholders, to increase or decrease the aggregate number of Equity Shares or the number of Equity Shares of any class that the Corporation has authority to issue.

Section 2. REIT-Related Restrictions and Limitations on the Equity Shares.

      (a) Definitions. As used in this Article VI, the following terms shall have the indicated meanings:

                  "Acquire" shall mean the acquisition of Beneficial Ownership or Constructive Ownership of Equity Shares by any means, including without limitation a Transfer or the exercise of or right to exercise any rights under any option, warrant, convertible security, pledge or other security interest or similar right to acquire Equity Shares, but shall not include the acquisition of any such rights unless, as a result, the acquiror would be considered a Beneficial Owner or Constructive Owner, as defined below. The term "Acquisition" shall have the correlative meaning.

                  "Beneficial Ownership" shall mean ownership of Equity Shares by a Person who is or would be treated as an owner of such Equity Shares under Section 542(a)(2) of the Code either actually or constructively through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms "Beneficially Own," "Beneficially Owned" and "Beneficial Owner" shall have the correlative meanings.

                  "Board" shall mean the Board of Directors of the Corporation.

                  "Business Day" shall mean any day, other than a Saturday or
            Sunday, that is neither a legal holiday nor a day on which banking institutions in Boston, Massachusetts are authorized or required by law, regulation or executive order to close.

                  "Charitable Beneficiary" shall mean one or more beneficiaries of the Trust as determined pursuant to Section 2(e)(vi) of this
            Article VI.

                  "Constructive Ownership" shall mean ownership of Equity Shares or any other interest in an entity by a Person who is or would be treated as an owner thereof either actually or constructively through the application of Section 318 of the Code, as modified by
            Section 856(d)(5) of the Code. The terms "Constructively Own," "Constructively Owned" and "Constructive Owner" shall have the correlative meanings.

                  "Market Price" shall mean the last reported sales price of the
            Common Shares or Preferred Shares, as the case may be, on the trading day immediately preceding the relevant date as reported on the principal exchange or quotation system over or through which the Common Shares or Preferred Shares, as the case may be, may be traded, or if not then traded over or through any exchange or quotation system, then the fair market value of the Common Shares or Preferred Shares, as the case may be, on the relevant date as determined in good faith by the Board.

                  "Merger Date" shall mean the effective date of the merger of
            Franklin Street Partners Limited Partnership with and into the Corporation.

                  "Ownership Limit" shall mean 9.8% of the number of shares or value (whichever is more restrictive) of the outstanding Equity Shares. The number and value of Equity Shares of the Corporation shall be determined by the Board in good faith, which determination shall be conclusive for all purposes hereof.

                  "Person" shall mean an individual, corporation, partnership, limited liability company, association, estate, trust (including a trust qualified under Section 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity.

                  "Purported Beneficial Owner" shall mean, with respect to any
            Acquisition or Transfer, the Person who would Beneficially Own or Constructively Own Equity Shares but for the limitations set forth in Section 2(b)(i) of this Article VI applicable to such Acquisition or Transfer. The Purported Beneficial Owner and the Purported Record Owner may be the same Person.

                  "Purported Record Owner" shall mean, with respect to any
            Acquisition or Transfer, the Person who would have been the record holder of the Equity Shares if such Acquisition or Transfer had not violated the provisions of Section 2(b)(i) of this Article VI. The Purported Beneficial Owner and the Purported Record Owner may be the same Person.

                  "Restriction Termination Date" shall mean the effective date, as specified in a resolution of the Board, that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT or that the restrictions and limitations on Beneficial Ownership, Constructive Ownership or Transfer of Equity Shares set forth in this Section 2 are no longer required in order for the Corporation to qualify as a REIT. If no such effective date is specified in such resolution, the Restriction Termination Date shall be the date on which such resolution is adopted by the Board.

                  "Transfer" shall mean any issuance, sale, transfer, gift,
            assignment, devise or other disposition of, or any other event that would cause a Person to Acquire Equity Shares or the right to vote or receive dividends on Equity Shares, including (i) the granting of any option or entering into any agreement for the sale, transfer or other disposition of Equity Shares or the right to vote or receive dividends on Equity Shares, or (ii) the sale, transfer, assignment or other disposition of any securities or rights convertible into or exchangeable for Equity Shares, in each case whether voluntary or involuntary, whether of record or Beneficially Owned or Constructively Owned, and whether by operation of law or otherwise. A Transfer also includes any transfer of interests in other entities, any change in the capital structure of the Corporation and any change in the relationship between two or more Persons, that results in a change in Beneficial Ownership or Constructive Ownership of Equity Shares, whether by operation of law or otherwise. The terms "Transfers" and "Transferred" shall have the correlative meanings.

                  "Trust" shall mean the trust created pursuant to Section
            2(e)(i) of this Article VI.

                  "Trustee" shall mean the Person that is appointed by the
            Corporation pursuant to Section 2(e)(i) of this Article VI to serve as trustee of the Trust, and any successor thereto.

      (b) Ownership Limitation and Transfer Restrictions with Respect to Equity Shares.

            (i) Except as provided in Section 2(f) of this Article VI, after the Merger Date and prior to the Restriction Termination Date:

                  (A) no Person shall Beneficially Own or Constructively Own Equity Shares in excess of the Ownership Limit;

                  (B) no Person shall Acquire or Transfer Equity Shares to the extent that such Acquisition or Transfer, if effective, would result in the outstanding Equity Shares being beneficially owned by fewer than 100 Persons (determined without reference to any rules of attribution); and

                  (C) no Person shall Acquire or Beneficially Own or Constructively Own Equity Shares to the extent such Acquisition, Beneficial Ownership or Constructive Ownership, if effective, would result in the Corporation being "closely held" within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or would otherwise result in the Corporation failing to quality as a REIT (including without limitation Constructive Ownership that would result in the Corporation owning, actually or constructively, an interest in a tenant that is described in
      Section 856(d)(2)(B) of the Code if the income derived by the Corporation from such tenant would cause the Corporation to fail to satisfy any of the gross income requirements of Section 856(c) of the Code, but not including beneficial ownership of Equity Shares by fewer than 100 Persons, which shall be governed by Section 2(b)(i)(B) above).

            (ii) If, after the Merger Date and prior to the Restriction Termination Date:

                  (A) any Transfer or Acquisition (other than an event described in Section 2(b)(ii)(B) of this Article VI) (whether or not such Transfer or Acquisition is the result of a transaction entered into through the facilities of any national securities exchange or automated inter-dealer quotation system) occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning Equity Shares in violation of Sections 2(b)(i)(A) or 2(b)(i)(C) of this Article VI, then (1) that number of

      Equity Shares being Transferred or Acquired that otherwise would cause such Person to violate Sections 2(b)(i)(A) or 2(b)(i)(C) of this Article VI (rounded up to the nearest whole share) shall be automatically transferred to a Trust for the benefit of a Charitable Beneficiary, as described in Section 2(e)(i) of this Article VI, effective as of the close of business on the Business Day prior to the date of such Transfer or Acquisition, and the Purported Beneficial Owner and Purported Record Owner of such Equity Shares shall acquire no rights in such Equity Shares, or
      (2) if the transfer to the Trust described in clause (1) of this sentence would not be effective for any reason to prevent such Person from Beneficially Owning or Constructively Owning Equity Shares in violation of Sections 2(b)(i)(A) or 2(b)(i)(C) of this Article VI, then the Acquisition or Transfer of that number of Equity Shares that otherwise would cause such Person to violate Sections 2(b)(i)(A) or 2(b)(i)(C) of this Article VI (rounded up to the nearest whole share) shall be void ab initio and the Purported Beneficial Owner and Purported Record Owner shall acquire no rights in such Equity Shares. The transfer of Equity Shares to the Trust pursuant to clause (1) of the preceding sentence shall occur automatically and without further action of the Corporation, the Trustee or any other Person; or

                  (B) any Transfer or Acquisition (whether or not such Transfer or Acquisition is the result of a transaction entered into through the facilities of any national securities exchange or automated inter-dealer quotation system) occurs which, if effective, would result in any Person beneficially owning Equity Shares in violation of Section 2(b)(i)(B) of this Article VI, then such Transfer or Acquisition shall be void ab initio, and the Purported Beneficial Owner and the Purported Record Owner of the Equity Shares purportedly subject to such Acquisition or Transfer shall acquire no rights in such Equity Shares.

      (c) The Corporation's Right to Redeem Shares. Except with respect to Equity Shares whose transfer to a Trust has been effected in accordance with
Section 2(b)(ii)(A) of this Article VI (which Equity Shares shall be subject to
Section 2(e) of this Article VI following such transfer), the Corporation shall have the right, but not the obligation, to redeem any Equity Shares that are Acquired or Transferred, or are attempted to be Acquired or Transferred, in violation of Section 2(b) of this Article VI, at a price per share equal to the lesser of (i) the Market Price per share of the class of Equity Shares that created such violation or attempted violation on the date of such violation or attempted violation (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (ii) the Market Price per share of the class of Equity Shares to which such Equity Shares relate on the date the Corporation, or its designee, gives notice of such redemption. The Corporation shall have the right to redeem any Equity Shares described in this Section 2(c) for a period of 90 days after the later of (i) the date of the Acquisition or Transfer or attempted Acquisition or Transfer and (ii) the date the Board determines in good faith that an Acquisition or Transfer or attempted Acquisition or Transfer has occurred, if the Corporation does not receive a notice of such Transfer pursuant to Section 2(d) of this Article VI.

      (d) Notice Requirements and General Authority of the Board of Directors to Implement REIT-Related Restrictions and Limitations.

      (i) Notice Requirements. After the Merger Date and prior to the Restriction Termination Date:

            (A) Any Person who Acquires or Transfers, or attempts or intends to Acquire or Transfer, Equity Shares in violation of Section 2(b)(i) of this
      Article VI, and any Person who is a Purported Record Owner or a Purported Beneficial Owner of Equity Shares, shall immediately give written notice or, in the event of a proposed, intended or attempted Acquisition or Transfer or other event that would give rise to Beneficial Ownership or Constructive Ownership in violation of Section 2(b)(i) of this Article VI, give at least 15 days' prior written notice to the Corporation of such event, and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Acquisition or Transfer on the Corporation's status as a REIT;

            (B) Every Beneficial Owner or Constructive Owner of Equity Shares and each Person (including the stockholder of record) who is holding Equity Shares for a Beneficial Owner or Constructive Owner shall, on demand, provide the Corporation in writing the information regarding their ownership of such Equity Shares that the Corporation may be required to obtain pursuant to regulations (as in effect from time to time) issued by the United States Department of the Treasury under the Code. Each Beneficial Owner or Constructive Owner of Equity Shares and each Person (including the stockholder of record) who is holding Equity Shares for a Beneficial Owner or Constructive Owner shall provide to the Corporation such additional information that the Corporation may request in order to determine the effect, if any, of such Beneficial Ownership or Constructive Ownership on the Corporation's status as a REIT, including compliance with the Ownership Limit; and

            (C) Each Person who is a Beneficial Owner or Constructive Owner of Equity Shares and each Person (including the shareholder of record) who is holding Equity Shares for a Beneficial Owner or Constructive Owner shall, on demand, provide the Corporation in writing such information that the Corporation may request in order to determine the Corporation's status as a REIT, to comply with the requirements of any taxing authority or governmental agency, or to determine any such compliance.

      (ii) Board Authority to Prevent Violation of Section 2(b)(i)

      If the Board or any duly authorized committee thereof shall at any time determine in good faith that a Transfer or other event has taken place that results in a violation of Section 2(b)(i) of this Article VI or that a Person intends to Acquire, has attempted to Acquire or may Acquire Beneficial Ownership or Constructive Ownership of any Equity Shares in violation of Section 2(b)(i) of this Article VI (whether or not such violation is intended), the Board or a committee thereof shall take such action as it deems advisable to refuse to give effect to or to prevent such Acquisition, Transfer or other event, including, but not limited to, causing the Corporation to redeem Equity Shares, refusing to give effect to such Acquisition, Transfer or other event on the books of the Corporation, or instituting proceedings to enjoin such Acquisition, Transfer or other event; provided, however, that any Transfers or attempted Transfers (or, in the case of an event other than a Transfer, Beneficial Ownership or Constructive Ownership) in violation of Section 2(b)(i) of this Article VI shall automatically result in the transfer to the Trust described above where the conditions to such transfer have been satisfied, and, where applicable, such Transfer (or other event) shall be void ab initio as provided above in Sections 2(b)(ii)(A) and 2(b)(ii)(B) irrespective of any action (or nonaction) by the Board or a committee thereof.

            (iii) Each certificate for Equity Shares shall bear substantially the following legends:

            "The Corporation is authorized to issue capital stock of more than one class, consisting of Common Shares and one or more classes of Preferred Shares. The Board of Directors is authorized to determine the preferences, limitations and relative rights of any class of Preferred Shares before the issuance of any such Preferred Shares, or any class thereof. The Corporation will furnish, without charge, to any shareholder making a written request therefor, a written statement of the designations, relative rights, preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption applicable to each class of shares. Requests for such written statement may be directed to the Secretary of the Corporation at the principal office of the Corporation."

            "The shares represented by this certificate are subject to restrictions on Beneficial Ownership, Constructive Ownership and Transfer for the purpose of the Corporation's maintenance of its status as a "real estate investment trust" (a "REIT") under the Internal Revenue Code of 1986, as amended, or any successor statute (the "Code"). Subject to certain further restrictions, and except as expressly provided in the Corporation's Charter, (i) no Person may Beneficially Own or Constructively Own shares of the Corporation's Common Shares or Preferred Shares in excess of 9.8% in value or number of shares (whichever is more restrictive) of the outstanding Common Shares or Preferred Shares, respectively, of the Corporation, (ii) no Person may Transfer or Acquire Equity Shares if such Transfer or Acquisition would result in the Corporation being owned by fewer than 100 Persons and (iii) no Person may Beneficially Own or Constructively Own Equity Shares that would result in the Corporation being "closely held" under Section 856(h) of the Code or otherwise cause the Corporation to fail to qualify as a REIT. Any Person who Beneficially Owns or Constructively Owns or attempts to Beneficially or Constructively Own Equity Shares which causes or will cause a Person to Beneficially Own or Constructively Own Equity Shares in violation of the above restrictions must immediately notify the Corporation. If some or all of the restrictions on transfer or ownership set forth in clauses (i) or
      (iii) are violated by a purported Transfer of the Equity Shares represented hereby, the Equity Shares represented hereby will be automatically transferred to a Trustee of a Trust for the benefit of one or more Charitable Beneficiaries. In addition, the Corporation may redeem Equity Shares represented hereby if a purported Transfer violates the restrictions described above. Furthermore, attempted Transfers in violation of the restrictions described above may be void ab initio. A Person who attempts to Beneficially or

      Constructively Own Equity Shares in violation of the restrictions described above shall have no claim, cause of action or any recourse whatsoever against a transferor of such Equity Shares. All capitalized terms in this legend have the meanings defined in the Charter of the Corporation, as the same may be amended from time to time, a copy of which, including the restrictions on transfer and ownership, will be furnished, without charge, to each holder of Equity Shares who directs a request to the Secretary of the Corporation at the principal office of the Corporation."

            (iv) Absent a decision to the contrary by the Board (which the Board may make in its sole and absolute discretion), the Equity Shares to be affected by the remedies set forth in Sections 2(b)(ii) and 2(c) shall be as follows: (1) if a Purported Beneficial Owner would have (but for the remedies set forth in Sections 2(b)(ii) or 2(c), as applicable) Beneficially Owned or Constructively Owned Equity Shares in violation of Section 2(b)(i) as a result of an Acquisition of Equity Shares by such Purported Beneficial Owner, such remedies (as applicable) shall apply first to the Equity Shares that, but for such remedies, would have caused such violation and would have been directly owned by such Purported Beneficial Owner, second to Equity Shares that, but for such remedies, would have caused such violation but which would not have been directly owned by such Purported Beneficial Owner, pro rata among the Persons who actually attempted to Acquire such Equity Shares based upon the relative value of what would have been the Purported Beneficial Owner's Beneficial Ownership or Constructive Ownership interest in the Equity Shares such Person attempted to acquire, third to other Equity Shares that are directly owned by such Purported Beneficial Owner, and fourth to other Equity Shares that are actually owned by such other Persons whose ownership of shares is attributed to the Purported Beneficial Owner, pro rata among such Persons based upon the relative value of the Purported Beneficial Owner's Beneficial Ownership or Constructive Ownership interest in the Equity Shares so owned; and (2) if a Purported Beneficial Owner would be in violation of Section 2(b)(i) as a result of an event other than an Acquisition of Equity Shares by such Purported Beneficial Owner, the remedies set forth in Sections 2(b)(ii) and 2(c) (as applicable) shall apply first to Equity Shares that are directly owned by such Purported Beneficial Owner and second to Equity Shares that are Beneficially or Constructively Owned (but not directly owned) by such Person, pro rata among the Persons who actually own such Equity Shares based upon the relative value of the Purported Beneficial Owner's Beneficial Ownership or Constructive Ownership interest in the Equity Shares so owned.

            (v) Subject to subparagraph f(iii) below, nothing contained in this
Article VI shall limit the authority of the Board to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its stockholders by preserving the Corporation's status as a RETT.

      (e) Transfers of Equity Shares in Trust

            (i) Ownership in Trust. Upon any purported Transfer or Acquisition described in Section 2(b)(ii) of this Article VI that causes Equity Shares to be transferred to a Trust, such Equity Shares shall be deemed to have been transferred to the Trustee in his or her capacity as trustee of a Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such transfer to the Trustee shall be deemed to be effective as of the close of business on the

Business Day prior to the purported Transfer or Acquisition that results in a transfer to the Trust pursuant to Section 2(b)(ii) of this Article VI. The Trustee shall be appointed by the Corporation, and shall be a Person unaffiliated with the Corporation, any Purported Beneficial Owner or any Purported Record Owner. Each Charitable Beneficiary shall be designated by the Corporation as provided in Section 2(e)(vi) of this Article VI. The Corporation shall notify the Trustee of a transfer of Equity Shares to the Trust as soon as practicable following discovery by the Corporation of such transfer.

            (ii) Status of Equity Shares Held by the Trustee. Equity Shares held by the Trustee shall be issued and outstanding shares of capital stock of the Corporation. The Purported Beneficial Owner and Purported Record Owner shall have no rights in the Equity Shares held by the Trustee. The Purported Beneficial Owner and Purported Record Owner shall not benefit economically from ownership of any Equity Shares held in trust by the Trust, shall have no rights to dividends or other distributions and shall not possess any rights to vote or other rights attributable to the Equity Shares held in the Trust. The Purported Record Owner and the Purported Beneficial Owner shall surrender to the Trustee any and all certificates representing Equity Shares that have been transferred to the Trust, duly endorsed for transfer to the Trustee.

            (iii) Dividend and Voting Rights. The Trustee shall have all voting rights and rights to dividends with respect to Equity Shares held in the Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or distribution with respect to such Equity Shares paid to a Purported Beneficial Owner or Purported Record Owner prior to the discovery by the Corporation that the Equity Shares have been transferred to the Trustee shall be deemed to be held by the recipient thereof as agent for the Trustee, and shall be paid to the Trustee upon demand, and any dividend or distribution declared after the date of transfer to the Trustee but unpaid shall be paid when due to the Trustee. Any dividends or distributions so paid to the Trustee shall be held in trust for the Charitable Beneficiary. The Purported Record Owner and Purported Beneficial Owner shall have no voting rights with respect to Equity Shares held in the Trust and, subject to Maryland law, effective as of the date the Equity Shares have been transferred to the Trustee, the Trustee shall have the authority (at the Trustee's sole discretion) (1) to rescind as void any vote cast by a Purported Record Owner or Purported Beneficial Owner with respect to such Equity Shares prior to the discovery by the Corporation that the Equity Shares have been transferred to the Trustee and
(2) to recast such vote in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Corporation has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Article VI, until the Corporation has received notification that Equity Shares have been transferred into a Trust, the Corporation shall be entitled to rely on its share transfer and other stockholder records for purposes of preparing lists of stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of stockholders.

            (iv) Sale of Shares by Trustee. Within 20 days of receiving notice from the Corporation that Equity Shares have been transferred to the Trust, the Trustee of the Trust shall use best efforts to sell the Equity Shares held in the Trust to a person, designated by the Trustee, whose ownership of the Equity Shares will not violate the ownership limitations set forth in

Section 2(b)(i) of this Article VI. Upon such sale, the interest of the Charitable Beneficiary in the Equity Shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Purported Record Owner and to the Charitable Beneficiary as provided in this Section 2(e)(iv). The Purported Record Owner shall receive the lesser of (1) the price paid by the Purported Record Owner for the Equity Shares or, if the Purported Record Owner did not give value for the Equity Shares (through a gift, devise or other transaction), the Market Price of the Equity Shares on the day of the event causing the Equity Shares to be held in the Trust and (2) the price per share received by the Trustee from the sale or other disposition of the Equity Shares held in the Trust (net of any commissions and other expenses of sale). Any net sales proceeds in excess of the amount payable to the Purported Record Owner shall be immediately paid to the Charitable Beneficiary, together with any dividends or other distributions thereon. If, prior to the discovery by the Corporation that Equity Shares have been transferred to the Trustee, such Equity Shares are sold by a Purported Record Owner then (X) such Equity Shares shall be deemed to have been sold on behalf of the Trust, (Y) the proceeds of such sale shall be deemed to be held by such Purported Record Owner or Purported Beneficial Owner as a agent for the Trustee and (Z) to the extent that the Purported Record Owner received an amount for such Equity Shares that exceeds the amount that such Purported Record Owner was entitled to receive pursuant to this Section 2(e)(iv), such excess shall be paid to the Trustee upon demand.

            (v) Purchase Right in Stock Transferred to the Trustee. Equity Shares transferred to the Trustee shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of
(1) the price paid by the Purported Record Owner for the Equity Shares in the transaction that resulted in such transfer to the Trust (or, if the event which resulted in the transfer to the Trust did not involve a purchase of such Equity Shares, the Market Price of such Equity Shares on the day of the event which resulted in the transfer of such Equity Shares to the Trust) and (2) the Market Price on the date the Corporation, or its designee, accepts such offer. The Corporation shall have the right to accept such offer until the Trustee has sold the Equity Shares held in the Trust pursuant to Section 2(e)(iv) of this Article
VI. Upon such a sale to the Corporation, the interest of the Charitable Beneficiary in the Equity Shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Purported Record Owner (minus any dividend or distribution paid to the Purported Record Owner that the Purported Record Owner was obligated to pay to the Trustee but has not paid to the Trustee at the time of the distribution of the proceeds) and any dividends or other distributions held by the Trustee with respect to such Equity Shares, together with any amounts described in the preceding parenthetical of this sentence, to the Charitable Beneficiary.

            (vi) Designation of Charitable Beneficiaries. By written notice to the Trustee, the Corporation shall designate one or more nonprofit organizations to be the Charitable Beneficiary(ies) of the interest in the Trust such that (1) the Equity Shares held in the Trust would not violate the restrictions set forth in Section 2(b)(i) of this Article VI in the hands of such Charitable Beneficiary and (2) each Charitable Beneficiary is an organization described in Sections 170(b)(1)(A), 170(c)(2) and 501(c)(3) of the Code.

      (f) Exemptions.

            (i) The Board, in its sole and absolute discretion, may exempt a Person from the limit set forth in Section 2(b)(i)(A) (but not from Sections 2(b)(i)(B) or (C)) of this Article VI, if the Board obtains such representations and undertakings from such Person and any other Person as the Board may deem appropriate; and such Person agrees in writing that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Section 2(b) of this Article VI) will result in the application of the remedies set forth in Sections 2(b)(ii) and 2(c) of this Article VI, to the extent necessary to prevent or cure such violation or action, to the Equity Shares Beneficially or Constructively Owned by such Person.

            (ii) Nothing in Section 2(f)(i) of this Article VI shall be deemed to require the Board to consider a request for exemption from the restrictions in Section 2(b)(i)(A) of this Article VI. Prior to granting any exemption pursuant to Section 2(f)(i) of this Article VI, the Board may require a ruling from the Internal Revenue Service, an opinion of counsel, or both, in any case in form and substance satisfactory to the Board in its sole and absolute discretion, as it may deem necessary or advisable in order to determine or ensure the Corporation's status as a REIT. Notwithstanding the receipt of any ruling or opinion, the Board may impose such conditions or restrictions as it deems appropriate in connection with granting such exemption. If a member of the Board requests that the Board grant an exemption pursuant to Section 2(f)(i) of this Article VI with respect to such member or to any other Person if such Board member would be considered to be the Beneficial or Constructive Owner of Equity Shares owned by such Person, such member of the Board shall not participate in the decision of the Board as to whether to grant such exemption.

            (iii) Nothing in this Article VI shall preclude the settlement of a transaction entered into through the facilities of any stock exchange on which Equity Shares are listed for trading. The fact that the settlement of any transaction is permitted shall not negate the effect of any other provision of this Article VI, and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article VI.

            (iv) Section 2(b)(i)(A) of this Article VI shall not apply to the Acquisition of Equity Shares or rights, options or warrants for, or securities convertible into, Equity Shares by an underwriter in a public offering, provided that such underwriter makes a timely distribution of such Equity Shares or rights, options or warrants for, or securities convertible into, Equity Shares.

Section 3.  Preferred Shares.

      (a) Authority to Designate and Fix Rights and Restrictions of Preferred Shares. The Board of Directors may authorize the issuance from time to time of the Preferred Shares in one or more separately designated classes (hereinafter a "class"). Prior to issuance of any shares of a class of Preferred Shares, by resolution the Board of Directors shall

            (i) designate such class in order to distinguish it from all other then outstanding classes of Preferred Shares;

            (ii) set the number of Preferred Shares to be included in such class; and

            (iii) subject to the provisions of Sections 2 and 5 of this Article VI, and to the express limitations, if any, of any other classes of which shares are outstanding at the time, set the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of the redemption of the shares of such class, provided that all shares of any class shall be alike in every particular, except that shares of such class issued at different times may accumulate dividends from different dates.

      (b) Amendment of Terms. Subject to the provisions of Sections 2 and 5 of this Article VI and to the express limitations, if any, of any class of Preferred Shares of which shares are outstanding at the time, by resolution the Board of Directors may

            (i) increase or decrease (but not below the number of Preferred Shares of such class then outstanding) the number of Preferred Shares of any class; and

            (ii) alter the designation of, or classify or reclassify, any unissued Preferred Shares of any class from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of such class.

Section 4.  Common Shares.

      Subject to the provisions of Sections 2 and 5 of this Article VI, the Common Shares shall have the following preferences, rights, powers, restrictions, limitations and qualifications and such others as may be afforded by law:

      (a) Voting Rights. Except as may otherwise by required by law, and subject to action, if any, by the Board of Directors, pursuant to Section 3 of this
Article VI, granting to the holders of one or more classes of Preferred Shares exclusive voting powers with respect to specified matters, each holder of Common Shares shall have one vote in respect of each Common Share held of record on all matters to be voted upon by the stockholders.

      (b) Dividend Rights. After provision(s) with respect to preferential dividends on any then outstanding classes of Preferred Shares, if any, fixed by the Board of Directors pursuant to Section 3 of this Article VI, shall have been satisfied, and after satisfaction of any other requirements, if any, including with respect to redemption rights and preferences, in any such classes of Preferred Shares, then and thereafter the holders of Common Shares shall be entitled to receive, ratably in proportion to the number of Common Shares held by them, such dividends as may be declared from time to time by the Board of Directors out of funds legally available therefor. All distributions paid with respect to the Common Shares shall be paid pro rata, with no preference to any Common Share as compared with other Common Shares.

      (c) Liquidation Rights. In the event of the voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, after distribution in full of the preferential amounts, if any, fixed pursuant to Section 3 of this
Article VI, to be distributed to the holders of any then outstanding Preferred Shares, and subject to the right, if any, of the holders of any outstanding Preferred Shares to participate further in any liquidating distributions, all of the assets of the Corporation, if any, remaining, of whatever kind available for distribution to stockholders after the foregoing distributions have been made shall be distributed to the holders of the Common Shares, ratably in proportion to the number of Common Shares held by them.

      (d) Purchase of Interests of Common Shares.

            (i) The Corporation shall use its best efforts to redeem Common Shares on an annual basis from holders of Common Shares desiring to have such Common Shares redeemed upon the terms and conditions set forth below.

            (ii) A holder of Common Shares wishing to have some or all of his or her Common Shares redeemed by the Corporation must mail or deliver a written request to the Corporation indicating his or her desire to have such Common Shares redeemed for cash. Any such request must be received by the Corporation on or before July 1 immediately preceding the January 1 date on which the redemption is to be effective. The Corporation shall send the purchase price for any Common Shares redeemed to the holder thereof no later than two Business Days following such effective date. Any such request to have Common Shares redeemed shall constitute an offer by the holder thereof to sell such Common Shares and shall be irrevocable. If the Corporation does not have sufficient funds to purchase all of the Common Shares so offered or is otherwise prohibited from purchasing all of the Common Shares so offered, the Corporation will redeem Common Shares in the order in which effective offers are received from offerors to the extent that the Corporation has funds available therefor and is not prohibited from redeeming Common Shares.

            (iii) The purchase price for any Common Shares redeemed by the Corporation will equal 90% of the Fair Market Value of the Common Shares. "Fair Market Value" of a Common Share shall mean the fair market value as determined by the Board of Directors in its sole and absolute discretion, after consultation with an adviser selected by the Board of Directors. Any redemption of Common Shares by the Corporation shall be effective as of January 1 of the year following the year in which the corresponding offer was timely made pursuant to Section 3(d)(ii). Any holder whose Common Shares are to be redeemed shall execute and deliver such transfer and other documents and instruments as the Corporation may reasonably request. Any Common Shares redeemed by the Corporation shall be cancelled and shall be held in the treasury of the Corporation.

            (iv) In fulfilling the Corporation's obligation to use best efforts to redeem Common Shares for which offers have been timely made pursuant to
Section 3(d)(ii), the Board of Directors shall be authorized to take such steps as it deems appropriate, in its sole discretion, including without limitation the disposition of assets of the Corporation and incurring indebtedness on behalf of the Corporation.

            (v) Notwithstanding anything herein to the contrary, no Common Shares shall be redeemed by the Corporation pursuant to this Section 3(d) if:

                  (A) The Corporation is insolvent or such redemption would render the Corporation insolvent;

                  (B) Such redemption would impair the capital or operations of the Corporation;

                  (C) Such redemption would contravene any provision of federal or state securities laws;

                  (D) Such redemption would result in the Corporation's failing to qualify as a REIT; or

                  (E) The Board of Directors determines such redemption would otherwise not be in the best interests of the Corporation.

            (vi) If the Corporation is unable to redeem some or all of the Common Shares offered for redemption, the Corporation shall use its best efforts to arrange for a purchase of such Common Shares by a third party or parties, each of whom shall be an "accredited investor" within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended, and shall have a pre-existing relationship with the Corporation (an "Accredited Investor"); provided, however, that no such purchase shall be effected if it would not be permitted under the terms of Section 3(d)(v). In addition, the Corporation shall have the right to satisfy its obligations under Section 3(d)(i) by arranging for the purchase of Common Shares by any such Accredited Investor or Investors for the price set forth in Section 3(d)(iii).

            (vii) Any request for redemption of Common Shares by a holder thereof pursuant to Section 3(d)(ii) shall be binding on such holder's successors, heirs and assigns.

            (viii) The Corporation shall not be obligated to effect any redemptions pursuant to this Section 3(d) during any period that the Common Shares are listed for trading on a national securities exchange or the NASDAQ National Market System.

Section 5. General Provisions.

      (a) Interpretation and Ambiguities. In addition to the other powers set forth in this Article VI, the Board shall have the power to interpret and to construe the provisions of this Article VI, and in the case of an ambiguity in the application of any of the provisions of this Article VI, including any definition contained in Section 1, the Board shall have the power to determine the application of the provisions of this Article VI with respect to any situation based on the facts known to it, and any such interpretation, construction and determination shall be final and binding on all interested parties, including the stockholders.

      (b) Severability. If any provision of this Article VI or any application of any such provision is determined to be void, invalid or unenforceable by any court having jurisdiction over the issue, the validity and enforceability of the remaining provisions shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

                                   ARTICLE VII

                               BOARD OF DIRECTORS

      The business and affairs of the Corporation shall be managed by a Board of Directors which may exercise all of the powers of the Corporation except those conferred on, or reserved to, the stockholders by law.

Section 1. Authorized Number and Initial Directors.

      The number of directors of the Corporation initially shall be six (6), which number may be increased or decreased pursuant to the By-Laws of the Corporation but in no event shall be less than the minimum number required by the General Laws of the State of Maryland. Each director shall hold office until the next annual meeting of the stockholders of the Corporation and until his or her successor shall have been elected and qualified or until his or her earlier death, resignation, retirement or removal. The names and the respective Classes (as defined in Section 2 below) of the directors who will serve until the first annual meeting of stockholders of the Corporation and until their successors are elected and qualified are as follows:

      Janet P. Notopoulos     Class I
      R. Scott MacPhee        Class I
      Barbara J. Corinha      Class II
      William W. Gribbell     Class II
      George J. Carter        Class III
      Richard R. Norris       Class III

Section 2. Classified Board.

      The directors of the Corporation shall be and are hereby divided into three Classes, designated "Class I," "Class II" and "Class III," respectively. The number of directors in each Class shall be as nearly equal in number as possible. Each director shall be elected by the stockholders and shall serve for a term ending on the date of the third Annual Meeting of Stockholders following the Annual Meeting at which such director was elected; provided, however, that each initial director in Class I shall serve for a term ending on the date of the Annual Meeting held in 2004; each initial director in Class II shall serve for a term ending on the date of the Annual Meeting held in 2003; and each initial director in Class III shall serve for a term ending on the date of the Annual Meeting held in 2002.

Section 3. Effect of Increases and Decreases in the Authorized Number of Directors.

      In the event of any increase or decrease in the authorized number of directors:

            (a) Each director then serving shall nevertheless continue as a director of the Class of which such director is a member until the expiration of such director's term or such director's prior death, retirement, resignation or removal; and

            (b) The newly created or eliminated directorships resulting from any increase or decrease shall be apportioned by the Board of Directors among the three Classes so as to keep the number of directors in each Class as nearly equal as possible.

Section 4. Removal of Directors.

      A director may be removed from office only for cause based on a material breach of his duties or obligations to the Corporation, and then only by the affirmative vote of the holders of at least two-thirds of the votes entitled to be cast in the election of directors.

Section 5. Filling Vacancies.

      Should a vacancy on the Board of Directors occur or be created (whether arising through death, retirement, resignation or removal) other than through an increase in the number of authorized directors, such vacancy shall be filled by the affirmative vote of a majority of the remaining directors, even though less than a quorum of the Board of Directors. A vacancy on the Board of Directors resulting from an increase in the number of directors shall be filled by the affirmative vote of a majority of the entire Board of Directors. A director so elected to fill a vacancy shall serve for the remainder of the term of the Class to which such director was elected.

                                  ARTICLE VIII

                PROVISIONS FOR DEFINING, LIMITING AND REGULATING
                    CERTAIN POWERS OF THE CORPORATION AND OF
                         THE SHAREHOLDERS AND DIRECTORS

      The following provisions are hereby adopted for the purposes of defining, limiting and regulating the powers of the Corporation and of the directors and stockholders:

Section 1. Powers of Board of Directors.

      The Board of Directors shall have the power from time to time and in its sole discretion (a) to determine in accordance with sound accounting practice what constitutes annual or other net profits, earnings, surplus or net assets in excess of capital; (b) to fix and vary from time to time the amount to be reserved as working capital, or determine that retained earnings or surplus shall remain in the hands of the Corporation; (c) to set apart out of any funds of the Corporation such reserve or reserves in such amount or amounts and for such proper purposes as it shall determine and to abolish or redesignate any such reserve or any part thereof; (d) to borrow or raise money upon any terms for any corporate purposes; (e) to distribute and pay distributions or dividends in stock, cash or other securities or property, out of surplus or any other funds or amounts legally available therefor, at such times and to the stockholders of record on such dates as it may, from time to time, determine; and (f) to determine whether and to what extent and at what times and places and under what conditions and regulations the books, accounts and documents of the Corporation shall be open to the inspection of stockholders, except as otherwise provided by statute or by the By-Laws of the Corporation, and, except as so provided, no stockholder shall have the right to inspect any book, account or document of the Corporation unless authorized so to do by resolution of the Board of Directors.

Section 2. Limitation of Liability.

      The liability of the directors and officers of the Corporation to the Corporation or its stockholders for money damages shall be limited to the fullest extent permitted under the General Laws of the State of Maryland now or hereafter in force, including, but not limited to, Section 5-349 of the Courts and Judicial Proceedings Article of the Annotated Code of Maryland, or any successor provision of law of similar import, and the directors and officers of the Corporation shall have no liability whatsoever to the Corporation or its stockholders for money damages except to the extent which such liability cannot be limited or restricted under the General Laws of the State of Maryland now or hereafter in force. Neither the amendment nor repeal of the foregoing sentence of this Section 2 of Article VIII nor the adoption nor amendment of any other provision of the Charter or By-Laws of the Corporation inconsistent with the foregoing sentence shall apply to or affect in any manner the applicability of the foregoing sentence with respect to any act or omission of any director or officer occurring prior to any such amendment, repeal or adoption.

Section 3. Indemnification.

      A. Actions, Suits and Proceedings. The Corporation shall indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, investigative or otherwise, whether or not by or in the right of the Corporation, by reason of the fact that he is or was, or has agreed to become, a director or officer of the Corporation, or is or was serving, or has agreed to serve, at the request of the Corporation, as a director, officer, partner, trustee, employee or agent of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan) (all such persons being referred to hereafter as an "Indemnitee"), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys' fees), judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with such action, suit or proceeding and any appeal therefrom, unless (I) (a) the act or omission of the Indemnitee was material to the matter giving rise to the proceeding and (b)(i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty or (II) the Indemnitee actually received an improper personal benefit in money, property or services or (III) with respect to any criminal proceeding, the Indemnitee had reasonable cause to believe that the act or omission was unlawful; provided, however, that if the action, suit or proceeding was one by or in the right of the Corporation, no indemnification shall be made in respect of any such action, suit or proceeding in which the Indemnitee shall have been adjudged liable to the Corporation. The termination of any action, suit or proceeding by judgment, order or settlement shall not, of itself, create a presumption that the person did not meet the requisite standard of conduct set forth in this Subsection A. The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment creates a rebuttable presumption that the Indemnitee did not meet the requisite standard of conduct. Notwithstanding the foregoing, the Corporation shall not indemnify an Indemnitee in respect of any action, suit or proceeding charging improper personal benefit to the Indemnitee, whether or not involving action in the Indemnitee's official capacity, in which the Indemnitee was adjudged to be liable on the basis that personal benefit was improperly received. Notwithstanding anything to the contrary in this Section, except as set forth in Subsection F below, the Corporation shall not indemnify an Indemnitee seeking indemnification in connection with a proceeding (or part thereof) initiated by the Indemnitee unless the initiation thereof was approved by the Board of Directors of the Corporation. Notwithstanding anything to the contrary in this Section, the Corporation shall not indemnify an Indemnitee to the extent such Indemnitee is reimbursed from the proceeds of insurance, and in the event the Corporation makes any indemnification payments to an Indemnitee and such Indemnitee is subsequently reimbursed from the proceeds of insurance, such Indemnitee shall promptly refund such indemnification payments to the Corporation to the extent of such insurance reimbursement.

      B. Indemnification for Expenses of Successful Party. Notwithstanding the other provisions of this Section, to the extent that an Indemnitee has been successful, on the merits or otherwise, in defense of any action, suit or proceeding referred to in Subsection A of this Section, or in defense of any claim, issue or matter therein, or on appeal from any such action, suit or proceeding, he shall be indemnified against all expenses (including attorneys' fees) actually and reasonably incurred by him or on his behalf in connection therewith. Without limiting the foregoing, if any action, suit or proceeding is disposed of, on the merits or otherwise (including a disposition without prejudice), without (i) the disposition being adverse to the Indemnitee, (ii) an adjudication that the Indemnitee was liable to the Corporation, (iii) a plea of guilty or nolo contendere by, or the entry of an order of probation prior to judgment with respect to, the Indemnitee, (iv) an adjudication that the Indemnitee acted in bad faith or that his action was the result of active and deliberate dishonesty, an adjudication that the Indemnitee received an improper personal benefit in money, property or services, and (vi) with respect to any criminal proceeding, an adjudication that the Indemnitee had reasonable cause to believe his conduct was unlawful, the Indemnitee shall be considered for the purposes hereof to have been wholly successful with respect thereto.

      C. Notification and Defense of Claim. As a condition precedent to his right to be indemnified, the Indemnitee must notify the Corporation in writing as soon as practicable of any action, suit, proceeding or investigation involving him for which indemnity will or could be sought. With respect to any action, suit, proceeding or investigation of which the Corporation is so notified, the Corporation will be entitled to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to the Indemnitee. After notice from the Corporation to the Indemnitee of its election so to assume such defense, the Corporation shall not be liable to the Indemnitee for any legal or other expenses subsequently incurred by the Indemnitee in connection with such claim, other than as provided below in this Subsection C. The Indemnitee shall have the right to employ his own counsel in connection with such claim, but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of the Indemnitee unless (i) the employment of counsel by the Indemnitee has been authorized by the Corporation, (ii) counsel to the Indemnitee shall have reasonably concluded that there may be a conflict of interest or position on any significant issue between the Corporation and the Indemnitee in the conduct of the defense of such action or (iii) the Corporation shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of counsel for the Indemnitee shall be at the expense of the Corporation, except as otherwise expressly provided by this Section 3. The Corporation shall not be entitled, without the consent of the Indemnitee, to assume the defense of any claim brought by or in the right of the Corporation or as to which counsel for the Indemnitee shall have reasonably made the conclusion provided for in clause (ii) above.

      D. Advance of Expenses. Subject to the provisions of Subsection E below, in the event that the Corporation does not assume the defense pursuant to Subsection C of this Section of any action, suit, proceeding or investigation of which the Corporation receives notice under this Section, any expenses (including attorneys' fees) incurred by an Indemnitee in defending a civil or criminal action, suit, proceeding or investigation or any appeal therefrom shall be paid by the Corporation in advance of the final disposition of such matter; provided, however, that the payment of such expenses incurred by an Indemnitee in advance of the final disposition of such matter shall be made only upon receipt of (i) a written affirmation by the Indemnitee of the Indemnitee's good faith belief that the standard of conduct necessary for indemnification has been met and (ii) an undertaking by or on behalf of the Indemnitee to repay all amounts so advanced in the event that it shall ultimately be determined that the Indemnitee is not entitled to be indemnified by the Corporation as authorized in this Section. Such undertaking need not be secured and shall be accepted without reference to the financial ability of the Indemnitee to make such repayment.

      E. Procedure for Indemnification. In order to obtain indemnification or advancement of expenses pursuant to Subsections A, B or D of this Section, the Indemnitee shall submit to the Corporation a written request, including in such request such documentation and information as is reasonably available to the Indemnitee and is reasonably necessary to determine whether and to what extent the Indemnitee is entitled to indemnification or advancement of expenses. Any such indemnification or advancement of expenses shall be made promptly, and in any event within 60 days after receipt by the Corporation of the written request of the Indemnitee, unless with respect to requests under Subsections A or D the Corporation determines within such 60-day period that the Indemnitee did not meet the applicable standard of conduct set forth in Subsection A. Such determination shall be made in each instance by (a) a majority vote of a quorum of the Board of Directors of the Corporation, consisting of directors, not, at the time, parties to the proceeding ("disinterested directors"), or, if such a quorum cannot be obtained, then by a majority vote of a committee of the directors, consisting solely of two or more disinterested directors, who are duly designated to act in the matter by a majority vote of the full Board of Directors, in which the directors who are parties may participate, (b) a majority vote of a quorum of the outstanding shares of stock of all classes entitled to vote for directors, voting as a single class, which quorum shall consist of stockholders who are not at that time parties to the action, suit or proceeding in question, (c) special legal counsel (who may, to the extent permitted by law, be regular legal counsel to the Corporation) selected by a majority vote of a quorum of the directors consisting of disinterested directors, or by a majority vote of a committee consisting of two or more disinterested directors, who are duly designated to act in the matter by a majority vote of the full Board of Directors, in which the directors who are parties may participate, or, if the requisite quorum of the full Board of Directors cannot be obtained therefor and the committee cannot be established, by a majority vote of the full Board of Directors, in which directors who are parties may participate, or (d) a court of competent jurisdiction.

      F. Remedies. The right to indemnification or advances as granted by this Section shall be enforceable by the Indemnitee in any court of competent jurisdiction if the Corporation denies such request, in whole or in part, or if no disposition thereof is made within the 60-day period referred to above in Subsection E. Unless otherwise required by law, the burden of proving that the Indemnitee is not entitled to indemnification or advancement of expenses under this Section shall be on the Corporation. Neither the failure of the Corporation to have made a determination prior to the commencement of such action that indemnification is proper in the circumstances because the Indemnitee has met the applicable standard of conduct, nor an actual determination by the Corporation pursuant to Subsection E that the Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the Indemnitee has not met the applicable standard of conduct. The Indemnitee's expenses (including attorneys' fees) incurred in connection with successfully establishing his right to indemnification, in whole or in part, in any such proceeding shall also be indemnified by the Corporation.

      G. Subsequent Amendment. No amendment, termination or repeal of this Section or of the relevant provisions of the General Corporation Law of Maryland or any other applicable laws shall affect or diminish in any way the rights of any Indemnitee to indemnification under the provisions hereof with respect to any action, suit, proceeding or investigation arising out of or relating to any actions, transactions or facts occurring prior to the final adoption of such amendment, termination or repeal.

      H. Other Rights. The indemnification and advancement of expenses provided by this Section shall not be deemed exclusive of any other rights to which an Indemnitee seeking indemnification or advancement of expenses may be entitled under any law (common or statutory), agreement or vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in any other capacity while holding office for the Corporation, and shall continue as to an Indemnitee who has ceased to be a director or officer, and shall inure to the benefit of the estate, heirs, executors and administrators of the Indemnitee. Nothing contained in this Section shall be deemed to prohibit, and the Corporation is specifically authorized to enter into, agreements with officers and directors providing indemnification rights and procedures different from those set forth in this Section. In addition, the Corporation may, to the extent authorized from time to time by its Board of Directors, grant indemnification rights to other employees or agents of the Corporation or other persons serving the Corporation and such rights may be equivalent to, or greater or less than, those set forth in this Section.

      I. Partial Indemnification. If an Indemnitee is entitled under any provision of this Section to indemnification by the Corporation for some or a portion of the expenses (including attorneys' fees), judgments, fines or amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with any action, suit, proceeding or investigation and any appeal therefrom but not, however, for the total amount thereof, the Corporation shall nevertheless indemnify the Indemnitee for the portion of such expenses (including attorneys' fees), judgments, fines or amounts paid in settlement to which the Indemnitee is entitled.

      J. Insurance. The Corporation may purchase and maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or any such person who, while a director, officer, employee or agent of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan) against any expense, liability or loss asserted against and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the General Corporation Law of Maryland.

      K. Merger or Consolidation. If the Corporation is merged into or consolidated with another corporation and the Corporation is not the surviving corporation, the surviving corporation shall assume the obligations of the Corporation under this Section with respect to any action, suit, proceeding or investigation arising out of or relating to any actions, transactions or facts occurring prior to the date of such merger or consolidation.

      L. Savings Clause. If this Section or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each Indemnitee as to any expenses (including attorneys' fees), judgments, fines and amounts paid in settlement in connection with any action, suit, proceeding or investigation, whether civil, criminal or administrative, including an action by or in the right of the Corporation, to the fullest extent permitted by any applicable portion of this Section that shall not have been invalidated and to the fullest extent permitted by applicable law.

      M. Definitions. Terms used herein and defined in Section 2-418(a) of the General Corporation Law of Maryland shall have the respective meanings assigned to such terms in such Section 2-418(a).

      N. Subsequent Legislation. If the General Corporation Law of Maryland is amended after adoption of this Section to expand further the indemnification permitted to Indemnitees, then the Corporation shall indemnify such persons to the fullest extent permitted by the General Corporation Law of Maryland, as so amended.

Section 4. Board Authorization of Share Issuance.

      The Board of Directors of the Corporation shall have the power in its sole discretion and without limitation, to authorize the issuance at any time and from time to time of shares of stock of the Corporation, with or without par value, of any class now or hereafter authorized and of securities convertible into or exchangeable for shares of the stock of the Corporation, with or without par value, of any class now or hereafter authorized, for such consideration (irrespective of the value or amount of such consideration) and in such manner and by such means as said Board of Directors may deem advisable.

Section 5. Classification or Reclassification of Shares.

      The Board of Directors shall have the power in its sole discretion and without limitation to classify or reclassify, by articles supplementary, any unissued shares of stock, whether now or hereafter authorized, by setting, altering or eliminating in any one or more respects, from time to time before the issuance of such shares, any feature of such shares, including but not limited to the designation, preferences, conversion or other rights, voting powers, qualifications and terms and conditions of redemption of, and limitations as to dividends and any restrictions on, such shares.

Section 6. Voting Requirements.

      Notwithstanding any provision of law to the contrary, except as provided in Article IX, the affirmative vote of the holders of a majority of the shares of capital stock issued and outstanding and entitled to vote on any proposed amendment of the Charter of the Corporation shall be sufficient, valid and effective, after due authorization, approval and advice by the Board of Directors, to approve and authorize such amendment. Notwithstanding any provision of the law to the contrary, the affirmative vote of the holders of a majority of the shares of capital stock issued and outstanding and entitled to vote on any transaction for which approval of the stockholders is required by
Section 3-105 of the General Corporation Law of Maryland, or any successor provision of law of similar import, in addition to any vote of the holders of Preferred Shares required by the terms of then outstanding Preferred Shares, shall be sufficient to give the approval required by Section 3-105 or such successor provision.

Section 7. REIT Qualification.

      The Board of Directors shall use its reasonable best efforts to cause the Corporation and its shareholders to qualify for U.S. federal income tax treatment in accordance with the provisions of the Code applicable to a REIT. In furtherance of the foregoing, the Board of Directors shall use its reasonable best efforts to take such actions as are necessary, and may take such actions as in its sole judgment and discretion are desirable, to preserve the status of the Corporation as a REIT, provided, however, that if the Board of Directors determines in its discretion that it is no longer in the best interests of the Corporation to continue to have the Corporation qualify as a REIT, the Board of Directors may revoke or otherwise terminate the Corporation's REIT election pursuant to Section 856(g) of the Code.

      The enumeration and definition of particular powers of the Board of Directors included in this Article VIII shall in no way be limited or restricted by reference to or inference from the terms of any other clause of this or any other Article of the Charter of the Corporation, or construed as or deemed by inference or otherwise in any manner to exclude or limit any powers conferred upon the Board of Directors under the General Laws of the State of Maryland now or hereafter in force.

                                   ARTICLE IX

                                   AMENDMENTS

      (a) Right to Amend Articles. Subject to the provisions hereof, the Corporation reserves the right at any time, and from time to time, to amend, alter, repeal, or rescind any provision contained herein, including but not limited to the provisions setting forth the contract and other rights of the issued and outstanding stock of the Corporation of any class, in the manner now or hereafter prescribed by law, and other provisions authorized by the laws of the State of Maryland at the time in force may be added or inserted, in the manner now or hereafter prescribed by law; and all contract or other rights, preferences and privileges of whatsoever nature conferred upon shareholders, directors, officers, employees or any other persons whomsoever by and pursuant to these Articles of Incorporation, in its present form or as hereafter amended, are granted subject to this reservation.

      (b) Certain Amendments Requiring Special Shareholder Vote. Any provision of law, these Articles of Incorporation, including, without limitation, Article VIII, Section 7, or the By-Laws of the Corporation to the contrary notwithstanding:

            (i) no term or provision of these Articles of Incorporation may be added, amended or repealed in any respect that would, in the determination of the Board of Directors, cause the Corporation not to qualify as a REIT under the Code unless the Board of Directors shall have determined in accordance with
Section 8 of Article VIII that it is no longer in the best interests of the Corporation to continue to have the Corporation qualify as a REIT;

            (ii) Article VII, Section 2 (classification of directors) and
Section 5 (removal of directors); Article VII, Section 2 (limitation of liability of officers and directors) and Section 3 (indemnification of officers and directors); and this Article IX shall not be amended or repealed nor shall any provision be adopted which is inconsistent with any of the foregoing; and

            (iii) no provisions imposing cumulative voting in the election of directors may be added to these Articles of Incorporation;

unless in each such case, in addition to any vote of the holders of Preferred Shares required by the terms of then outstanding Preferred Shares, such action is approved by the affirmative vote of the holders of not less than eighty percent (80%) of the shares of capital stock of the Corporation issued and outstanding and entitled to vote on the matter.

      IN WITNESS WHEREOF, I have signed these Articles of Incorporation, acknowledging the same to be my act on this 4th day of October, 2001.

                                         ----------------------------------
                                         Kenneth A. Hoxsie

                                                                      APPENDIX C

                        FRANKLIN STREET PROPERTIES CORP.

                                     BYLAWS

                                    ARTICLE I

                                     OFFICES

Section 1. PRINCIPAL OFFICE.

      The principal office of Franklin Street Properties Corp. (the "Corporation") shall be located at such place as the Board of Directors may from time to time designate.

Section 2. ADDITIONAL OFFICES.

      The Corporation may have additional offices at such places as the Board of Directors may from time to time determine or the business of the Corporation may require.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

Section 1. PLACE.

      All meetings of stockholders shall be held in the City of Boston, Commonwealth of Massachusetts or at such other place within the United States as shall be stated in the notice of the meeting.

Section 2. ANNUAL MEETING.

      An annual meeting of the stockholders for the election of directors to succeed directors whose terms in office are expiring and the transaction of any business within the powers of the Corporation shall be held on a date (which date shall not be a legal holiday in the place where the meeting is to be held) and at the time set by the Board of Directors during the month of May in each year. If no annual meeting is held in accordance with the foregoing provisions, the Board of Directors shall cause the meeting to be held as soon thereafter as convenient.

Section 3. SPECIAL MEETING.

      The President, Chief Executive Officer or a majority of the Board of Directors may call special meetings of the stockholders. Special meetings of stockholders shall also be called by the Secretary upon the written request of the holders of shares entitled to cast more than fifty percent of all the votes entitled to be cast at such meeting. Such request shall state the purpose of such meeting and the matters proposed to be acted on at such meeting. The Secretary shall inform such stockholders of the reasonably estimated cost of preparing and mailing notice of the meeting (including all proxy materials that may be required in connection therewith) and, upon such stockholders' payment to the Corporation of such costs, the Secretary shall, within thirty days of such payment, or such longer period as may be necessitated by compliance with any applicable statutory or regulatory requirements, give notice to each stockholder entitled to notice of the meeting.

Section 4. NOTICE.

      Not less than ten nor more than 90 days before each meeting of stockholders, the secretary shall give to each stockholder entitled to vote at such meeting and to each stockholder not entitled to vote who is entitled to notice of the meeting written or printed notice stating the time and place of the meeting and, in the case of a special meeting or as otherwise may be required by statute, the purpose for which the meeting is called, either by mail or by presenting it to such stockholder personally or by leaving it at his residence or usual place of business. If mailed, such notice shall be deemed to be given when deposited in the United States mail addressed to the stockholder at his post office address as it appears on the records of the Corporation, with postage thereon prepaid.

Section 5. SCOPE OF NOTICE.

      Any business of the Corporation may be transacted at an annual meeting of stockholders without being specifically designated in the notice, except such business as is required by statute to be stated in such notice. No business shall be transacted at a special meeting of stockholders except as specifically designated in the notice.

Section 6. QUORUM.

      Except as otherwise provided by any statute or the Articles of Incorporation of the Corporation, as amended from time to time (the "Articles"), at any meeting of stockholders, the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at such meeting shall constitute a quorum; but this section shall not affect any requirement under any statute or the Articles for the vote necessary for the adoption of any measure.

Section 7. ADJOURNMENTS.

      Any meeting of stockholders may be adjourned to any other time and any other place at which a meeting of stockholders may be held under these Bylaws by the stockholders present or represented at the meeting and entitled to vote, although less than a quorum, or, if no stockholder is present, by any officer entitled to preside at or to act as secretary of such meeting. It shall not be necessary to notify any stockholder of any adjournment to a date not more than 120 days after the original record date without notice other than announcement at the meeting, unless after the adjournment a new record date is fixed for the adjourned meeting. At such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified.

Section 8. VOTING.

      A plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to elect a director. Each share may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted. A majority of the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to approve any other matter which may properly come before the meeting, unless more than a majority of the votes cast is required by statute or by the Articles of the Corporation. Unless otherwise provided in the Articles, each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders. Shares of stock of the Corporation directly or indirectly owned by it shall not be voted at any meeting and shall not be counted in determining the total number of outstanding shares entitled to be voted at any given time, unless they are held by it in a fiduciary capacity, in which case they may be voted and shall be counted in determining the total number of outstanding shares at any given time.

Section 9. PROXIES.

      Each stockholder of record entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting, may vote or express such consent or dissent in person or may authorize another person or persons to vote or act for him by a proxy executed in writing by the stockholder or by his duly authorized attorney in fact. Such proxy shall be filed with the Secretary of the Corporation before or at the time of the meeting. No proxy shall be valid after eleven months from the date of its execution, unless otherwise provided in the proxy.

Section 10. CONDUCT OF MEETINGS.

      The Chairman of the Board or, in the absence of the Chairman, the President or a Vice President, or, in the absence of the Chairman and the President and Vice Presidents, a presiding officer elected at the meeting, shall preside over the meetings of the stockholders (the "Presiding Officer"). The Secretary of the Corporation, or, in the absence of the Secretary and Assistant Secretaries, the person appointed by the Presiding Officer of the meeting shall act as secretary of such meeting.

Section 11. TABULATION OF VOTES.

      At any annual or special meeting of stockholders, the Presiding Officer shall be authorized to appoint one or more persons as inspectors for such meeting. An inspector may, but need not, be an officer, employee or agent of the Corporation. The inspectors shall be responsible for tabulating or causing to be tabulated shares voted at the meeting and reviewing or causing to be reviewed all proxies. In tabulating votes, the inspectors shall be entitled to rely in whole or in part on tabulations and analyses made by personnel of the Corporation, its counsel, its transfer agent, its registrar or such other organizations that are customarily employed to provide such services. The inspectors shall be authorized to determine the legality and sufficiency of all votes cast and proxies delivered under both the Articles and these Bylaws and applicable law. The Presiding Officer may review all determinations made by the inspectors hereunder, and in doing so the Presiding Officer shall be entitled to exercise his or her sole judgment and discretion and he or she shall not be bound by any determinations made by the inspectors.

Section 12. NOMINATIONS AND STOCKHOLDER BUSINESS.

            (a) Annual Meetings of Stockholders.

                  (1) Nominations of persons for election to the Board of
            Directors and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (i) pursuant to the Corporation's notice of meeting; (ii) by or at the direction of the Board of Directors or (iii) by any stockholder of the Corporation who was a stockholder of record at the time of giving of notice provided for in this Section 12(a), who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 12(a).

                  (2) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of paragraph (a)(1) of this Section 12, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not less than 90 days nor more than 120 days prior to the first anniversary of the mailing date of the notice of the preceding year's annual meeting. Such stockholder's notice shall set forth (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected);
            (ii) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and of the beneficial owner, if any, on whose behalf the proposal is made; and (iii) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (x) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner and (y) the class and number of shares of stock of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner.

            (b) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected
      (i) pursuant to the Corporation's notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) provided that the Board of Directors has determined that directors shall be elected at such special meeting, by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this Section 12(b), who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 12(b). In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be) for election to such position as specified in the Corporation's notice of meeting, if the stockholder's notice required by paragraph (a)(2) of this
      Section 12(b) shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.

            (c) General.

                  (1) Only such persons who are nominated in accordance with the procedures set forth in this Section 12 shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 12. The Presiding Officer of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth in this Section 12 and, if any proposed nomination or business is not in compliance with this Section 12, to declare that such defective nomination or proposal be disregarded.

                  (2) For purposes of this Section 12, "public announcement"
            shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act.

                  (3) Notwithstanding the foregoing provisions of this Section
            12, a stockholder shall also comply with all applicable requirements of state law and, if the Corporation has a class of securities registered under the Exchange Act, of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 12. If the Corporation has a class of securities registered under the Exchange Act, nothing in this Section 12 shall be deemed to affect any rights of stockholders to request inclusion of proposals in, nor any rights of the Corporation to omit a proposal from, the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

Section 13. INFORMAL ACTION BY STOCKHOLDERS.

      Any action required or permitted to be taken at a meeting of stockholders may be taken without a meeting if a consent in writing, setting forth such action, is signed by each stockholder entitled to vote on the matter and each stockholder who would be entitled to notice of a meeting of stockholders called to vote on such action (but not to vote thereat) has waived in writing any right to dissent from such action, and such consent and waiver are filed with the minutes of proceedings of the stockholders. Such consents and waivers may be signed by different stockholders in counterparts.

Section 14. VOTING BY BALLOT.

      Voting on any question or in any election may be viva voce unless the Presiding Officer shall order or any stockholder shall demand that voting be by ballot.

Section 15. VOTING OF STOCK BY CERTAIN HOLDERS.

      Notwithstanding any provision of the Articles of the Corporation or these Bylaws to the contrary, Subtitle 7 of Title 3 of the Maryland General Corporation Law (as the same may be amended from time to time), and any successor statute, shall not apply to any acquisition by any person of shares of stock of the Corporation. This section may be repealed, in whole or in part, at any time, whether before or after an acquisition of control shares and, upon such repeal, may, to the extent provided by any successor Bylaw, apply to any prior or subsequent control share acquisition.

                                   ARTICLE III

                                    DIRECTORS

Section 1. GENERAL POWERS; QUALIFICATIONS.

      The business and affairs of the Corporation shall be managed under the direction of its Board of Directors. Directors need not be stockholders of the Corporation.

Section 2. NUMBER, TENURE AND QUALIFICATIONS.

      At any regular meeting or at any special meeting called for that purpose, a majority of the entire Board of Directors may establish, increase or decrease the number of directors, provided that the number thereof shall never be less than the minimum number required by the Maryland General Corporation Law, and further provided that the tenure of office of a director shall not be affected by any decrease in the number of directors. Pursuant to the Articles of the Corporation, the directors have been divided into classes with terms of three years, with the term of office of one class expiring at the annual meeting of stockholders in each year. Each director shall hold office for the term for which he is elected and until his successor is elected and qualified, or until his earlier resignation, removal (in accordance with the Articles and these Bylaws) or death. Any director may resign by delivering his written resignation to the Corporation at its principal office or to the President or Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.

Section 3. ANNUAL AND REGULAR MEETINGS.

      An annual meeting of the Board of Directors shall be held immediately after and at the same place as the annual meeting of stockholders, no notice other than this Bylaw being necessary. The Board of Directors may provide, by resolution, the time and place, either within or without the State of Maryland, for the holding of regular meetings of the Board of Directors without other notice than such resolution; provided that any director who is absent when such resolution is adopted shall be given notice of the resolution.

Section 4. SPECIAL MEETINGS.

      Special meetings of the Board of Directors may be called by or at the request of the Chairman of the Board (or any co-Chairman of the Board if more than one), President or by a majority of the directors then in office. The person or persons authorized to call special meetings of the Board of Directors may fix any place, either within or without the State of Maryland, as the place for holding any special meeting of the Board of Directors called by them.

Section 5. NOTICE.

      Notice of any special meeting of directors shall be given to each director by the Secretary or by the officer or one of the directors calling the meeting. Notice shall be duly given to each director (i) by giving notice to such director in person or by telephone at least 24 hours in advance of the meeting,
(ii) by sending a telegram, facsimile or electronic mail, or delivering written notice by hand, to the address or electronic mail address, as applicable, provided by the director as his address for the time when the notice is given, or if no such address has been provided, to his last known business or home address or electronic mail address, as applicable, at least 48 hours in advance of the meeting, or (iii) by mailing written notice to the address provided by the director for the time when the notice is given, or if no such address has been provided, to his last known business or home address, at least 72 hours in advance of the meeting. Notices given pursuant to clause (i) above need not be in writing. Unless specifically required by statute, a notice or waiver of notice of a meeting of the Board of Directors need not specify the purposes of the meeting or the business to be transacted at such meeting.

Section 6. QUORUM.

      A majority of the total number of the directors shall constitute a quorum for transaction of business at any meeting of the Board of Directors, provided that, if less than a majority of such directors are present at said meeting, a majority of the directors present may adjourn the meeting from time to time without further notice, and provided further that if, pursuant to the Articles of the Corporation or these Bylaws, the vote of a majority of a particular group of directors is required for action, a quorum must also include a majority of such group. In the event one or more of the directors shall be disqualified to vote at any meeting, then the required quorum shall be reduced by one for each such director so disqualified; provided, however, that in no case (i) shall less than one-third (1/3) of the number so fixed constitute a quorum and (ii) if there are two or three directors, shall fewer than two directors constitute a quorum.

Section 7. VOTING.

      The action of the majority of the directors present at a meeting at which a quorum is present shall be the action of the Board of Directors, unless the concurrence of a greater or lesser proportion is required for such action by the Articles, these Bylaws or applicable statute.

Section 8. TELEPHONE MEETINGS.

      Directors may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.

Section 9. ACTION BY DIRECTORS WITHOUT A MEETING.

      Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting, if a consent in writing to such action is signed by each director and such written consent is filed with the minutes of proceedings of the Board of Directors. Consents may be signed by different directors on separate counterparts.

Section 10. VACANCIES.

      If for any reason any or all the directors cease to be directors, such event shall not terminate the Corporation or affect these Bylaws or the powers of the remaining directors hereunder (even if fewer than the minimum number required by the Maryland General Corporation Law). Any vacancy on the Board of Directors for any cause, other than an increase in the number of directors, may be filled by a majority of the remaining directors, although such majority is less than a quorum. Any vacancy in the number of directors created by an increase in the number of directors may be filled by a majority vote of the entire Board of Directors. In addition, by the vote required to elect a director, the stockholders may fill any vacancy on the Board of Directors resulting from the removal of a director. Any individual elected as director to fill a vacancy shall hold office for the unexpired term of the director he or she is replacing.

Section 11. COMPENSATION.

      Directors may be paid such compensation for their services and such reimbursement for expenses of attendance at meetings as the Board of Directors may from time to time determine. No such payment shall preclude any director from serving the corporation or any of its parent or subsidiary corporations in any other capacity and receiving compensation for such service.

Section 12. REMOVAL OF DIRECTORS.

      Directors may be removed from office only in the manner provided in the Articles of the Corporation.

                                   SECTION IV

                                   COMMITTEES

Section 1. NUMBER, TENURE AND QUALIFICATIONS.

      The Board of Directors may appoint from among its members an Executive Committee, an Audit Committee, a Compensation Committee and other committees, composed of two or more directors, to serve at the pleasure of the Board of Directors.

Section 2. POWERS.

      The Board of Directors may delegate to committees appointed under Section 1 of this Article any of the powers of the Board of Directors, except as prohibited by law.

Section 3. MEETINGS.

      In the absence of any member of any such committee, the members thereof present at any meeting, whether or not they constitute a quorum, may appoint another director to act in the place of such absent member.

Section 4. TELEPHONE MEETINGS.

      Members of a committee of the Board of Directors may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.

Section 5. ACTION BY COMMITTEES WITHOUT A MEETING.

      Any action required or permitted to be taken at any meeting of a committee of the Board of Directors may be taken without a meeting if a consent in writing to such action is signed by each member of the committee and such written consent is filled with the minutes of proceedings of such committee.

                                    ARTICLE V

                                    OFFICERS

Section 1. GENERAL PROVISIONS.

      The officers of the Corporation shall include a Chairman of the Board (or one or more Chairmen of the Board), a Chief Executive Officer, a President, a Secretary and a Treasurer and may include one or more Vice Presidents, (including Executive Vice Presidents and Senior Vice Presidents), a Chief Operating Officer, a Chief Financial Officer, one or more Assistant Secretaries and one or more Assistant Treasurers. In addition, the Board of Directors may from time to time appoint such other officers with such powers and duties as they shall deem necessary or desirable. The officers of the Corporation shall be elected annually by the Board of Directors at the first meeting of the Board of Directors held after each annual meeting of stockholders, except that the Chief Executive Officer or, if there is no Chief Executive Officer, the President may appoint one or more Vice Presidents (including Executive Vice Presidents and Senior Vice Presidents), Assistant Secretaries and Assistant Treasurers. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as may be convenient. Each officer shall hold office until his successor is elected and qualified or until his death, resignation or removal in the manner hereinafter provided. Any two or more offices may be held by the same person except that the office of President and Vice President may not be held by the same person. In its discretion, the Board of Directors may leave unfilled any office except that of President, Treasurer and Secretary. Election of an officer or agent shall not of itself create contract rights between the Corporation and such officer or agent. No officer need be a stockholder.

Section 2. REMOVAL AND RESIGNATION.

      Any officer or agent of the Corporation may be removed by the Board of Directors if in its judgment the best interests of the Corporation would be served thereby. Any officer of the Corporation may resign at any time by giving written notice of his resignation to the Board of Directors, the Chairman of the Board (or any co-Chairman of the Board if more than one), the Chief Executive Officer, the President or the Secretary. Any resignation shall take effect at any time subsequent to the time specified therein or, if the time when it shall become effective is not specified therein, immediately upon its receipt. The acceptance of a resignation shall not be necessary to make it effective unless otherwise stated in the resignation. Except as the Board of Directors may otherwise determine, no officer who resigns or is removed shall have any right to any compensation as an officer for any period following his resignation or removal, or any right to damages on account of such removal, whether his compensation be by the month or by the year or otherwise, unless such compensation is expressly provided in a duly authorized written agreement with the Corporation.

Section 3. VACANCIES.

      A vacancy in any office may be filled by the Board of Directors for the balance of the term.

Section 4. CHAIRMAN OF THE BOARD.

      The Board of Directors shall designate a Chairman of the Board (or one or more co-Chairmen of the Board). The Chairman of the Board shall preside over the meetings of the Board of Directors and of the stockholders at which he shall be present. If there be more than one, the co-Chairmen designated by the Board of Directors will perform such duties. The Chairman of the Board shall perform such other duties as may be assigned to him or them by the Board of Directors.

Section 5. CHIEF EXECUTIVE OFFICER.

      The Board of Directors shall designate a Chief Executive Officer. In the absence of such designation, the Chairman of the Board (or, if more than one, the co-Chairmen of the Board in the order designated at the time of their election or, in the absence of any designation, then in the order of their election) shall be the Chief Executive Officer of the Corporation. The Chief Executive Officer shall have general responsibility for implementation of the policies of the Corporation, as determined by the Board of Directors, and for the management of the business and affairs of the Corporation.

Section 6. CHIEF OPERATING OFFICER.

      The Board of Directors may designate a Chief Operating Officer. The Chief Operating Officer shall have the responsibilities and duties as set forth by the Board of Directors or the Chief Executive Officer.

Section 7. CHIEF FINANCIAL OFFICER.

      The Board of Directors may designate a Chief Financial Officer. The Chief Financial officer shall have the responsibilities and duties as set forth by the Board of Directors or the Chief Executive Officer.

Section 8. PRESIDENT.

      The President shall perform all duties incident to the office of President and such other duties as may be prescribed by the Board of Directors from time to time.

Section 9. VICE PRESIDENT.

      In the absence of the President or in the event of a vacancy in such office, any Executive Vice President or Senior Vice President, or in the absence of any Executive Vice President or Senior Vice President, any Vice President (or in the event there be more than one Vice President, the Vice Presidents in the order designated at the time of their election or, in the absence of any designation, then in the order of their election) shall perform the duties of the President and when so acting shall have all the powers of and be subject to all the restrictions upon the President; and shall perform such other duties as from time to time may be assigned to him by the President or by the Board of Directors. The Board of Directors may designate one or more Vice Presidents as Executive Vice President, Senior Vice President or as Vice President for particular areas of responsibility.

Section 10. SECRETARY.

      The Secretary shall (a) keep the minutes of the proceedings of the stockholders, the Board of Directors and committees of the Board of Directors in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law;
(c) be custodian of the records and of the seal of the Corporation; (d) keep a register of the post office address of each stockholder which shall be furnished to the Secretary by such stockholder; (e) have general charge of the share transfer books of the Corporation; and (f) in general perform such other duties as are incident to the office of Secretary and as from time to time may be assigned to him or her by the Chief Executive Officer, the President or the Board of Directors.

Section 11. TREASURER.

      The Treasurer shall perform such duties and shall have such powers as may from time to time be assigned to him or her by the Board of Directors or the President. In addition, the Treasurer shall perform such duties and have such powers as are incident to the office of Treasurer, including without limitation the duty and power to keep and be responsible for all funds and securities of the Corporation, to deposit funds of the Corporation in depositories selected in accordance with these Bylaws, to disburse such funds as ordered by the Board of Directors, to make proper accounts of such funds, and to render as required by the Board of Directors statements of all such transactions and of the financial condition of the Corporation. In the absence of a designation of Chief Financial Officer by the Board of Directors, the Treasurer shall be the Chief Financial Officer of the Corporation.

Section 12. ASSISTANT SECRETARIES AND ASSISTANT TREASURERS.

      The Assistant Secretaries and Assistant Treasurers, in general, shall perform such duties as shall be assigned to them by the Secretary or Treasurer, respectively, or by the Chief Executive Officer, the President or the Board of Directors.

Section 13. SUBORDINATE OFFICERS.

      The Corporation shall have such subordinate officers as the Board of Directors may from time to time elect. Each such officer shall hold office for such period and perform such duties as the Board of Directors, the Chief Executive Officer, the President or any designated committee or officer may prescribe.

                                   ARTICLE VI

                     CONTRACTS, CHECKS AND BOOKS AND RECORDS

Section 1. CONTRACTS.

      The Board of Directors may authorize any officer or agent to enter into any contract or to execute and deliver any instruments in the name of and on behalf of the Corporation and such authority may be general or confined to specific instances. Any agreement, deed, mortgage, lease or other document executed by one or more of the directors or by an authorized person shall be valid and binding upon the Board of Directors and upon the Corporation when authorized or ratified by action of the Board of Directors. A person who holds more than one office of the Corporation may not act in more than one capacity to execute, acknowledge or verify an instrument required by law to be executed, acknowledged or verified by more than one officer.

Section 2. CHECKS AND DRAFTS.

      All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or officers, agent or agents of the Corporation and in such manner as shall from time to time be determined by the Board of Directors.

Section 3. BOOKS AND RECORDS.

      The Corporation shall keep correct and complete books and records of its accounts and transactions and minutes of the proceedings of its stockholders and Board of Directors and of each committee exercising any of the power or authority of the Board of Directors. The books and records of the Corporation may be in written form or in any other form that can be converted within a reasonable time into written form for visual inspection. Minutes shall be recorded in written form, but may be maintained in the form of a reproduction.

                                   ARTICLE VII

                                      STOCK

Section 1. CERTIFICATES.

      Each stockholder shall be entitled to a certificate or certificates which shall represent and certify the number of shares of each class of stock held by him in the Corporation. Each certificate shall be signed by the Chairman of the Board, the President or a Vice President and countersigned by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer and may be sealed with the seal, if any, of the Corporation. The signatures may be either manual or facsimile. Certificates shall be consecutively numbered; and if the Corporation shall, from time to time, issue several classes of stock, each class may have its own number series. A certificate is valid and may be issued whether or not an officer who signed it is still an officer when it is issued. Each certificate representing shares which are restricted as to their transferability or voting powers, which are preferred or limited as to their dividends or as to their allocable portion of the assets upon liquidation or which are redeemable at the option of the Corporation, shall have a statement of such restriction, limitation, preference or redemption provision, or a summary thereof, plainly stated on the certificate. If the Corporation has authority to issue shares of more than one class, the certificate shall contain on the face or back a full statement or summary of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of each class of shares and, if the Corporation is authorized to issue any preferred or special class in series, the differences in the relative rights and preferences between the shares of each series to the extent they have been set and the authority of the Board of Directors to set the relative rights and preferences of subsequent series. In lieu of such statement or summary, the Corporation may set forth upon the face or back of the certificate a statement that the Corporation will furnish to any stockholder, upon request and without charge, a full statement of such information. If any class of shares is restricted by the Corporation as to transferability, the certificate shall contain a full statement of the restriction or state that the Corporation will furnish information about the restrictions to the stockholder on request and without charge. Without limiting the generality of the foregoing, each Certificate representing shares of the Corporation shall bear substantially the legend set forth in Article VI, Section 2(d)(iii) of the Articles of the Corporation.

Section 2. TRANSFERS.

      Upon surrender to the Corporation or its transfer agent of a certificate representing shares of the Corporation properly endorsed or accompanied by a written assignment or power of attorney properly executed, and with such proof of authority or the authenticity of signature as the Corporation or its transfer agent may reasonably require, the Corporation shall issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books. Except as may otherwise be required by law, by the Articles of the Corporation or by these Bylaws, the Corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to vote with respect to such stock, regardless of any transfer, pledge or other disposition of such stock until the shares have been transferred on the books of the Corporation in accordance with the requirements of these Bylaws.

      Notwithstanding the foregoing, transfers of shares of any class of stock will be subject in all respects to the Articles of the Corporation and all of the terms and conditions contained therein.

Section 3. LOST CERTIFICATE.

      The Board of Directors (or any officer designated by it) may direct a new certificate to be issued in place of any certificate previously issued by the Corporation alleged to have been lost, stolen or destroyed upon the making of an affidavit of that fact by the person claiming the certificate to be lost, stolen or destroyed. When authorizing the issuance of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, prescribe such conditions as it deems appropriate, including the presentation of reasonable evidence of such loss, theft or destruction and/or the posting of bond, with sufficient surety, to the Corporation to indemnify it against any loss or claim which may arise as a result of the issuance of a new certificate.

Section 4. FIXING OF RECORD DATE.

      The Board of Directors may set, in advance, a record date for the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders, or stockholders entitled to receive payment of any dividend or the allotment of any other rights, or in order to make a determination of stockholders for any other proper purpose. Such date, in any case, shall not be prior to the close of business on the day the record date is fixed and shall be not more than 90 days and, in the case of a meeting of stockholders, not less than ten days, before the date on which the meeting or particular action requiring such determination of stockholders is to be held or taken.

      If no record date is fixed, (a) the record date for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day on which the notice of meeting is mailed or the 30th day before the meeting, whichever is the closer date to the meeting; and (b) the record date for the determination of stockholders entitled to receive payment of a dividend or an allotment of any other rights shall be the close of business on the day on which the resolution of the directors, declaring the dividend or allotment of rights, is adopted, but the payment or allotment may not be made more than 60 days following the date on which the resolution is adopted.

      When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this section, such determination shall apply to any adjournment thereof; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting and shall fix a new record date if the date to which the meeting is adjourned is more than 120 days after the original record date.

Section 5. STOCK LEDGER.

      The Corporation shall maintain at its principal office or at the office of its counsel, accountants or transfer agent, an original or duplicate stock ledger containing the name and address of each stockholder and the number of shares of each class of stock held by such stockholder.

Section 6. FRACTIONAL STOCK; ISSUANCE OF UNITS.

      The Board of Directors may issue fractional stock or provide for the issuance of scrip, all on such terms and under such conditions as they may determine. Notwithstanding any other provision of the Articles or these Bylaws, the Board of Directors may issue units consisting of different securities of the Corporation. Any security issued in a unit shall have the same characteristics as any identical securities issued by the Corporation, except that the Board of Directors may provide that for a specified period securities of the Corporation issued in such unit may be transferred on the books of the Corporation only in such unit.

                                  ARTICLE VIII

                                 ACCOUNTING YEAR

      The Board of Directors shall have the power, from time to time, to fix the fiscal year of the Corporation by a duly adopted resolution.

                                   ARTICLE IX

                                    DIVIDENDS

Section 1. DECLARATION.

      Dividends upon the stock of the Corporation may be authorized and declared by the Board of Directors, subject to the provisions of law and the Articles of the Corporation. Dividends may be paid in cash, property or stock of the Corporation, subject to the provisions of law and the Articles.

Section 2. CONTINGENCIES.

      Before payment of any dividends or other distributions, there may be set aside out of any funds of the Corporation available for dividends or other distributions such sum or sums as the Board of Directors may from time to time, in its absolute discretion, think proper as a reserve fund for contingencies, for equalizing dividends, for repairing or maintaining any property of the Corporation or for such other purpose as the Board of Directors shall determine to be in the best interest of the Corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

                                    ARTICLE X

                               INVESTMENT POLICIES

      The Board of Directors may from time to time adopt, amend, revise or terminate any policy or policies with respect to investments by the Corporation as it shall deem appropriate in its sole discretion.

                                   ARTICLE XI

                               GENERAL PROVISIONS

Section 1. SEAL.

      The Board of Directors may authorize the adoption of a seal by the Corporation. The seal shall have inscribed thereon the name of the Corporation and the year of its organization. The Board of Directors may authorize one or more duplicate seals and provide for the custody thereof.

Section 2. AFFIXING SEAL.

      Whenever the Corporation is required to place its seal to a document, it shall be sufficient to meet the requirements of any law, rule or regulation relating to a seal to place the word "(SEAL)" adjacent to the signature of the person authorized to execute the document on behalf of the Corporation.

Section 3. VOTING OF SECURITIES.

      Except as the directors may otherwise designate, the Chief Executive Officer, President or any Vice President may waive notice of, and act as, or appoint any person or persons to act as, proxy or attorney-in-fact for this Corporation (with or without power of substitution) at, any meeting of stockholders or shareholders of any other corporation or organization, the securities of which may be held by this Corporation.

Section 4. EVIDENCE OF AUTHORITY.

      A certificate by the Secretary, or an Assistant Secretary, or a temporary Secretary, as to any action taken by the stockholders, directors, a committee or any officer or representative of the Corporation shall as to all persons who rely on the certificate in good faith be conclusive evidence of such action.

                                   ARTICLE XII

                                 INDEMNIFICATION

      (a) Indemnification of Agents. The Corporation shall indemnify, in the manner and to the fullest extent permitted by law, any person (or the estate of any person) who is or was a party to, or is threatened to be made a party to, any threatened, pending or completed action, suit or proceeding, whether or not by or in the right of the Corporation, and whether civil, criminal, administrative, investigative or otherwise, by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, trustee, partner, member, agent or employee of another corporation, partnership, limited liability company, association, joint venture, trust or other enterprise. To the fullest extent permitted by law, the indemnification provided herein shall include expenses (including attorneys' fees), judgments, fines and amounts paid in settlement and any such expenses may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding.

      (b) The Corporation may, with the approval of its Board of Directors, provide such indemnification and advancement of expenses as set forth in the preceding paragraph (a) of this Article XII to a person who served a predecessor of the Corporation in any of the capacities described in the preceding paragraph
(a) of Article XII and to agents and employees of the Corporation and any predecessor to the Corporation.

      (c) Any repeal or modification of this Article XII shall be prospective only, and shall not adversely affect any right to indemnification or advancement of expenses hereunder existing at the time of such repeal or modification.

                                  ARTICLE XIII

                                WAIVER OF NOTICE

      Whenever any notice is required to be given pursuant to the Articles of the Corporation or these Bylaws or pursuant to applicable law, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated herein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at nor the purpose of any meeting need to be set forth in the waiver of notice, unless specifically required by statute. The attendance of any person at any meeting shall constitute a waiver of notice of such meeting, except where such person attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

                                   ARTICLE XIV

                               AMENDMENT OF BYLAWS

      The Board of Directors shall have the power to adopt, alter or repeal any provision of these Bylaws and to make new Bylaws.

                                                                      APPENDIX D

                        FRANKLIN STREET PROPERTIES CORP.

                      Instructions for Completing Documents

      The attached legal documents will be used in connection with the transactions described in the Agreement and Plan of Merger, dated as of October 10, 2001, by and between Franklin Street Properties Corp. and Franklin Street Partners Limited Partnership. It is absolutely essential that they be completed accurately and completely. In executing them we request that you pay particular attention to the following points:

      1. The Offeree Questionnaire must be completed and executed on page 7 by individuals or page 8 by entities.

      2. If the Investor is a corporation or other entity, additional documents may be required, including financial statements and officers' certificates. Forms of these documents will be provided.

      3. Each Investor who checks "No" in each box in Section 1.3 or Section 2.4, as applicable, must also complete Part III of this Questionnaire on page 5.

      4. In order to ensure the return of documents, we have enclosed a self-addressed stamped envelope for your convenience.

      Documents should be returned as soon as possible, but not later than December 28, 2001.

      5. Contact your Investment Executive with any questions and/or comments.

            Telephone 1-800-950-6288

                        FRANKLIN STREET PROPERTIES CORP.

                              OFFEREE QUESTIONNAIRE

Franklin Street Properties Corp.
401 Edgewater Place - Suite 200
Wakefield, Massachusetts 01880

Gentlemen/Ladies:

      The information contained in this Questionnaire is being furnished to you in order for you to determine whether the undersigned (the "Investor") is an Accredited Investor pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Act"), and Regulation D promulgated thereunder ("Regulation D"). This information is being sought in connection with the transactions described in the Consent Solicitation/Confidential Offering Memorandum, dated as of December 11, 2001 (the "Confidential Memorandum"), being furnished to the holders of units of limited partnership interest in Franklin Street Partners Limited Partnership (the "Partnership"), pursuant to which, among other things, the Investor will receive Common Stock (the "Common Stock") in Franklin Street Properties Corp. (the "Company") following the merger of the Partnership into the Company. The Investor understands that you will rely upon the information for purposes of such determination, and that the Common Stock will not be registered under the Act in reliance upon the exemption from registration provided in Section 4(2) of the Act and Regulation D. Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to them in the Confidential Memorandum.

      ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. However, the Investor understands that you may present the Questionnaire to such parties as you deem appropriate if called upon to establish that the proposed issuance of the Common Stock to the Investor is exempt from registration under the Act or meets the requirements of applicable state securities laws or blue sky laws.

                  I.       INFORMATION FOR INDIVIDUAL INVESTORS

1.1 General Information Regarding Investor

      (a) Name of Investor:
                             ---------------------------------------------------

          Name of Co Investor,
          if any:
                             ---------------------------------------------------

      (b) Occupation:
                             ---------------------------------------------------

      (c) Date of Birth

          Investor:
                             ---------------------------------------------------

          Co-Investor:
                             ---------------------------------------------------

1.2 Financial Information

      (a) The Investor's net worth is not less than $
                                                     ---------------------------

      (b) The Investor's annual income is not less than $
                                                         -----------------------

1.3 Method of Investment Qualification

      The Company will issue Common Stock only to individuals who are either (i) "Accredited Investors" pursuant to Rule 501(a) of Regulation D promulgated by the Securities and Exchange Commission or (ii) "Qualified Non-Accredited Investors." In order to confirm that you qualify as an "Accredited Investor" or a "Qualified Non-Accredited Investor," please provide the information requested below. See "Limited Partners Eligible to Receive Common Stock" in the Confidential Memorandum.

CHECK BOX YES OR NO  (CHECK ALL ITEMS)
-------------------

|_| Yes   |_| No  No The Investor is a natural person (an individual) whose own net worth, or joint net worth together with that of the Investor's spouse, is not less than $1,000,000. Net worth for this purpose means total assets (including all residences, personal property and other assets) in excess of total liabilities.

|_| Yes   |_| No  No The Investor is a natural person (an individual) who had an individual gross income not less than $200,000 (excluding any income of the Investor's spouse) in each of the two most recent years and who reasonably expects a gross income not less than $200,000 during the current year, or had joint gross income with the Investor's spouse in excess of $300,000 in each of the two most recent years and reasonably expects to have joint gross income in excess of $300,000 for the current year.

|_| Yes   |_| No  The Investor is a director or an executive officer of the
                  Company.

             II. INFORMATION FOR CORPORATE PARTNERSHIP OR OTHER NON-
                              INDIVIDUAL INVESTORS

2.1 General Information Regarding Investor

      (a)  Name of Investor:
                            ----------------------------------------------------

                            ----------------------------------------------------

                            ----------------------------------------------------


      (b)  Nature of Business:
                              --------------------------------------------------



      (c)  Number of
           Equity Holders:
                          ------------------------------------------------------

2.2 Information Regarding Corporate Officer or Authorized Person Executing this Questionnaire on Behalf of the Investor (if applicable)

      (a)  Name:
                ----------------------------------------------------------------

      (b)  Current Position or
           Title:
                 ---------------------------------------------------------------

2.3      Financial Information

      (a)  The Investor's net worth is not less than $
                                                      --------------------------

      (b)  The Investor's annual income is not less than $
                                                          ----------------------

2.4 Method of Investment Qualification

      The Company will issue Common Stock only to individuals who are either (i) "Accredited Investors" pursuant to Rule 501(a) of Regulation D promulgated by the Securities and Exchange Commission or (ii) "Qualified Non-Accredited Investors." In order to confirm that you qualify as an "Accredited Investor" or a "Qualified Non-Accredited Investor," please provide the information requested below. See "Limited Partners Eligible to Receive Common Stock" in the Confidential Memorandum.

CHECK BOX YES OR NO  (CHECK ALL ITEMS)
-------------------

|_| Yes   |_| No  The Investor is a bank as defined in Section 3(a)(2) of the
                  Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange
                  Act of 1934; an insurance company as defined in Section 2(13) of the Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of the Act; a Small
                  Business Investment Company licensed by the U.S. Small
                  Business Administration under Section 301(c) or (d) of the
                  Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, which plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security
                  Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by person that are Accredited Investors.

|_| Yes   |_| No  The Investor is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

|_| Yes   |_| No  No The Investor is an organization described in Section
                  501(c)(3) of the Internal Revenue Code of 1986, as amended
                  (the "Code"), a corporation, a Massachusetts or similar business trust, a partnership or a limited liability company, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

|_| Yes   |_| No  No The Investor is a trust, with total assets in excess of
                  $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D under the Securities Act.

|_| Yes   |_| No  The Investor is an entity all of whose equity owners are
                  Accredited Investors.

                  III. INFORMATION FOR NON-ACCREDITED INVESTORS

      This section of the Questionnaire must be completed by any Investor who checked "No" in each box in Section 1.3 or Section 2.4, as applicable ("Non-Accredited Investor"). All other Investors may proceed to the appropriate signature page (page 10 for individuals and page 11 for entities).

      Each Non-Accredited Investor is required to retain the services of an advisor (a "Purchaser Representative") when such Investor does not have sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of acquiring Common Stock. Please indicate below if you have such knowledge and experience or, alternatively, require the services of an advisor.

3.1 The Investor has such knowledge and experience in financial matters that he is capable of evaluating the merits and risks of an investment in the Common Stock, and will not require the services of a Purchaser Representative. The Investor offers as evidence of such knowledge and experience in these matters the information contained in the tables below.

                                    Yes     No
                                       ---    ---

      The Investor has invested in restricted securities (including stock of private companies) within the last three years.

                                    Yes     No
                                       ---    ---

      Name of Investment                            Amount of Investment

      -----------------------------------   ------------------------------------

      -----------------------------------   ------------------------------------

      The Investor has invested in real estate investments within the last three years.

                                    Yes     No
                                       ---    ---

      Name of Investment     Type of Investment       Amount of Investment

      -------------------    ---------------------    --------------------------

      -------------------    ---------------------    --------------------------

3.2 The Investor has retained the services of a Purchaser Representative. The Investor acknowledges the following named person(s) to be his Purchaser Representative in connection with evaluating the merits and risks of an investment in the Common Stock.

                                    Yes     No
                                       ---    ---

      --------------------------------------------------------------------------

      --------------------------------------------------------------------------

The above-named Purchaser Representative has furnished to the Investor a completed Purchaser Representative Questionnaire, a copy of which is delivered to you herewith. The Investor and the above-named Purchaser Representative together have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of an investment in the Common Stock.

                                    Yes     No
                                       ---    ---

IF THE INVESTOR HAS CHECKED "YES" UNDER 3.2 ABOVE, THIS OFFEREE QUESTIONNAIRE MUST BE ACCOMPANIED BY A COMPLETED AND SIGNED PURCHASER REPRESENTATIVE QUESTIONNAIRE

            The Investor understands that the Company will rely upon the accuracy and completeness of his responses to the foregoing questions and the Investor represents and warrants to the Company as follows:

                  (i) The answers to the above questions are complete and
            correct as may be relied upon the Company in determining whether the offering in which the Investor proposes to participate is exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof and Rule 506 promulgated thereunder;

                  (ii) The Investor will immediately notify the Company of any material change in any statement made herein occurring prior to the Closing;

                  (iii) The Investor is a person who is able to bear the
            economic risk of an investment in the Common Stock of the size contemplated. In making this statement, consideration has been given to whether the Investor can afford to hold the investment for an indefinite period of time and whether the Investor can afford a complete loss of the Investor's investment. The Investor offers as evidence of the Investor's ability to bear the economic risk the information contained in the Questionnaire; and

                  (iv) The acquisition of the Common Stock will be solely for the Investor's account, and not for the account of any other person or with a view toward resale, assignment, fractionalization or distribution thereof.

                      OFFEREE QUESTIONNAIRE SIGNATURE PAGE
                                 FOR INDIVIDUALS

      The undersigned represent(s) and warrant(s) to you that (a) the information contained herein is true, complete and accurate and may be relied upon by you; and (b) the undersigned will notify you immediately of any material adverse change in such information occurring prior to the Closing Date.

      IN WITNESS WHEREOF, the undersigned has/have executed this Offeree Questionnaire or caused the same to be signed on his/her/their behalf under the
pains and penalties of perjury this          day of               , 2001.
                                   ----------      --------------

SIGNATURE(S)

x
 --------------------------------         --------------------------------------
 Signature                                         (type or print name)

 --------------------------------         --------------------------------------
 Signature                                         (type or print name)

                      OFFEREE QUESTIONNAIRE SIGNATURE PAGE
                                  FOR ENTITIES

      The undersigned represent(s) and warrant(s) to you that (a) the information contained herein is true, complete and accurate and may be relied upon by you; and (b) the undersigned will notify you immediately of any material adverse change in such information occurring prior to the Closing Date.

      IN WITNESS WHEREOF, the undersigned has/have executed this Offeree Questionnaire or caused the same to be signed on his/her/their behalf under the
pains and penalties of perjury this       day of                  , 2001.
                                   ------        ----------------

SIGNATURE(S)

-----------------------------------------------------
Type or Print Name of Entity

X
 ----------------------------------------------------
Signature of Officer or Authorized Person

Its duly Authorized:
                    ---------------------------------

------------------------------------------------------
Type or Print Name of Officer or
Authorized Person

                        FRANKLIN STREET PROPERTIES CORP.
                     PURCHASER REPRESENTATIVE QUESTIONNAIRE

Franklin Street Properties Corp.
401 Edgewater Place - Suite 200
Wakefield, Massachusetts 01880

Gentlemen/Ladies:

      The information contained herein is being furnished to you in order for you to determine whether an acquisition of Common Stock (the "Common Stock") of Franklin Street Properties Corp., a Maryland corporation ("the Company"), following the merger of Franklin Street Partners Limited Partnership, a Massachusetts limited partnership (the "Partnership"), into the Company, may be made by the following prospective Investor:

    -----------------------------------------------------------------------
                      (Insert Name of Prospective Investor)

in light of the requirements of Section 4(2) of the Securities Act of 1933, as amended (the "Act"), and Rule 506 of Regulation D promulgated thereunder ("Rule 506"). The undersigned understands that (a) you will rely upon the information contained herein for purposes of such determination, (b) the Common Stock will not be registered under the Act in reliance upon the exemption from registration afforded by Section 4(2) of the Act as explained in Rule 506 and (c) this Questionnaire is not an offer to sell the Common Stock or any other securities to the undersigned Purchaser Representative.

      I note that you have provided the above-named Investor a Consent Solicitation/Confidential Offering Memorandum, dated as of December 11, 2001, prepared by the Company in connection with the placement of the Common Stock (the "Confidential Memorandum"). It should be noted by you that nothing herein shall be construed as a representation by me that I have attempted to verify the information set forth in the Confidential Memorandum; RATHER, TO THE CONTRARY, THE SCOPE OF MY ENGAGEMENT BY, AND MY DISCUSSION WITH, THE ABOVE-NAMED INVESTOR HAVE BEEN LIMITED TO A DETERMINATION OF THE SUITABILITY OF THE ACQUISITION OF THE COMMON STOCK BY THE ABOVE-NAMED INVESTOR IN LIGHT OF SUCH INVESTOR'S PRESENT INVESTMENT CIRCUMSTANCES AS SUCH CIRCUMSTANCES HAVE BEEN PRESENTED TO ME. FOR THIS PURPOSE I HAVE ASSUMED, BUT DO NOT IN ANY WAY REPRESENT OR WARRANT, EITHER TO YOU OR TO THE ABOVE-NAMED INVESTOR, THAT THE INFORMATION SET FORTH IN THE CONFIDENTIAL MEMORANDUM IS ACCURATE AND COMPLETE IN ALL MATERIAL RESPECTS. EACH AND EVERY STATEMENT MADE BY ME IN THE FOLLOWING PARAGRAPHS IS QUALIFIED BY REFERENCE TO THE FOREGOING.

      With the above in mind, I herewith furnish you with the following information:

I. GENERAL INFORMATION

   1. Name:
           ---------------------------------------------------------------------

   2. Profession:
                 ---------------------------------------------------------------

   3. Name of Business or Firm:
                               -------------------------------------------------

   4. Position or Title:
                        --------------------------------------------------------

   5. Description of Responsibilities:
                                      ------------------------------------------

   6. Business Address:
                       ---------------------------------------------------------

   7. Business Telephone Number:
                                ------------------------------------------------

II. I have discussed the Confidential Memorandum with the above-named Investor with a view to determining whether the acquisition of the Common Stock by such Investor is not inappropriate in light of such Investor's financial circumstances, as such circumstances have been disclosed to me by such Investor.

III. The undersigned is not an affiliate or a director, officer or other employee of the Company or a beneficial owner of 10% or more of the equity interest in the Company except as follows:

      (State "No Exceptions" or set forth exceptions and details. The only exceptions permitted by Regulation D are those recited in the note at the end of this Questionnaire).

      --------------------------------------------------------------------------

      --------------------------------------------------------------------------


IV. The undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an acquisition of Common Stock of the Company. The undersigned offers as evidence thereof the following additional information (e.g., investment experience, business experience, profession, education):

      --------------------------------------------------------------------------

      --------------------------------------------------------------------------

      --------------------------------------------------------------------------

V. There is no material relationship between me or my affiliates and the Company or its affiliates which now exists or is mutually understood to be contemplated or which has existed at any time during the previous two years, and no compensation has been nor will be will be received as a result of any such relationship, except as follows:

      (State "No Exceptions" or set forth exceptions and give details.)

      --------------------------------------------------------------------------

      --------------------------------------------------------------------------

      --------------------------------------------------------------------------

If any exceptions exist and are described above, please confirm that such exceptions were disclosed to the above-named Investor in writing prior to the date hereof by attaching hereto a copy of such disclosure statement.

      The undersigned agrees to notify you promptly of any changes to the information described in the Questionnaire which may occur prior to the completion of the transaction.

                                        Very truly yours,

Dated:                , 2001
      ---------------

                                        ----------------------------------------
                                        Print or Type Name

                                        ----------------------------------------
                                        Signature

                                        ----------------------------------------
                                        Street Address

                                        ----------------------------------------
                                        City and State

                                        ----------------------------------------
                                        Telephone

NOTE:

Under Rule 501(h) of Regulation D, a Purchaser Representative may not be an affiliate, director, officer or employee of the Company, or the beneficial owner of 10% or more of any class of the equity securities or 10% or more of the equity interest in the Company, except where the offeree is:

      (a) Related to the Purchaser Representative by blood, marriage or adoption, but no more remotely than as first cousin;

      (b) Any trust or estate in which the Purchaser Representative or any persons related thereto as specified in subdivision (a) or (c) collectively have 100% of the beneficial interest (excluding contingent interests) or of which any such person serves as trustee, executor or in any similar capacity; or

      (c) Any corporation or other organization in which the Purchaser Representative or any persons related thereto as specified in subdivision (a) or (b) collectively are the beneficial owners of 100% of the equity securities (excluding directors' qualifying shares) or equity interest.

                                                                      APPENDIX E

                       [Logo for Franklin Street Partners]

                                     CONSENT

----------------------------
Name of Investor

----------------------------
Number of Units

The above named person(s), being the holder of unit(s) of limited partnership interest in Franklin Street Partners Limited Partnership, hereby consents to and approves the Merger Agreement and the transactions contemplated thereby, including the Conversion. All capitalized terms herein and not otherwise defined have the respective meanings ascribed to them in the Consent
Solicitation/Confidential Offering Memorandum dated December 11, 2001.

This Consent is solicited by the General Partner.

Any signed Consent that does not include a marking of one of the boxes below will be deemed to have voted "YES".

         Yes  |_|           No |_|           Abstain |_|

                                        Signatures:
                                                    ----------------------------

                                                    ----------------------------

                                                              Date:
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